UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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CIGNA CORPORATION

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CIGNA CORPORATION

900 COTTAGE GROVE ROAD

BLOOMFIELD, CONNECTICUT 06002

Notice of 2012 Annual Meeting of Shareholders

Wednesday, April 25, 2012

Time and Date:	3:30 p.m. on Wednesday, April 25, 2012.
Place:	The Bushnell Performing Arts Center, Autorino Great Hall Theater, 166 Capitol Avenue, Hartford, Connecticut 06106.
Items of Business:	• Elect the four director nominees named in the proxy statement for terms expiring in April 2015.
• Advisory approval of Cigna’s executive compensation.
• Ratify the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for 2012.
• Approve Cigna’s Amended and Restated Executive Incentive Plan.
• Consider a Company proposal to amend Cigna’s By-laws to provide for the declassification of the Board of Directors.
• Consider any other business properly brought before the meeting.
Record Date:	Monday, February 27, 2012. Only Cigna shareholders of record at the close of business on that date may vote at the meeting.
Proxy Voting:

Your vote is very important, even if you do not own many shares. We urge you to vote by telephone, by using the Internet, or, if you received a proxy/voting instruction card, by marking, dating, signing and returning it by mail.

March —, 2012

By order of the Board of Directors,

Lindsay K. Blackwood
Corporate Secretary

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Table of contents

PROXY SUMMARY	7
ANNUAL MEETING INFORMATION	8
INFORMATION ABOUT ITEM 1	ELECTION OF DIRECTORS	12
CORPORATE GOVERNANCE	15
DIRECTOR COMPENSATION	25
INFORMATION ABOUT ITEM 2	ADVISORY APPROVAL OF CIGNA’S EXECUTIVE COMPENSATION	34
REPORT OF THE PEOPLE RESOURCES COMMITTEE	35
COMPENSATION DISCUSSION AND ANALYSIS	36
INFORMATION ABOUT ITEM 3	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS CIGNA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
INFORMATION ABOUT ITEM 4	APPROVAL OF AMENDED AND RESTATED CIGNA EXECUTIVE INCENTIVE PLAN	74
INFORMATION ABOUT ITEM 5	PROPOSAL TO AMEND BY-LAWS TO PROVIDE FOR THE DECLASSIFICATION OF THE BOARD OF DIRECTORS	77
STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS	79
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	80
HOUSEHOLDING	80
2013 ANNUAL MEETING	81
ABOUT SHAREHOLDER PROPOSALS AND NOMINATIONS FOR OUR 2013 ANNUAL MEETING
APPENDIX A	SURVEY DATA FOR EXECUTIVE VICE PRESIDENT, HUMAN RESOURCES AND SERVICES	82
APPENDIX B	EXECUTIVE INCENTIVE PLAN	83
APPENDIX C	PROPOSED AMENDMENT OF ARTICLE III, SECTION 2 OF THE COMPANY’S BY-LAWS	86
DRIVING DIRECTIONS FOR THE ANNUAL MEETING

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Cigna Corporation

900 Cottage Grove Road

Bloomfield, Connecticut 06002

March   , 2012

Dear Shareholders:

You are cordially invited to attend Cigna Corporation’s Annual Meeting of Shareholders on April 25, 2012 at 3:30 p.m. (Eastern Time) at the Bushnell Performing Arts Center, Autorino Great Hall Theater, 166 Capitol Avenue, Hartford, Connecticut 06106.

This proxy statement provides the opportunity to communicate with you, our shareholders, on important matters related to Cigna’s governance.  We maintain our strong commitment to effective governance practices, including those that surround executive compensation - and we value our shareholders and their perspectives.  This commitment was evidenced by a number of actions we took in 2011, including:

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Proactively engaging our shareholders in discussions around our effective and innovative governance practices.

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Working to enhance transparency with our shareholders on matters of concern to them.

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Carefully considering and addressing our shareholders’ views relative to the frequency of advisory votes on executive compensation.

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Further aligning our long-term incentive programs to shareholder interest by phasing in equity-denominated long term compensation and applying that structure to a broader employee population.

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Maintaining a commitment to our pay for performance philosophy that balances annual and long-term rewards with delivering value for our shareholders.

We look forward to the opportunity to reflect on our successes in 2011 (which are addressed in more detail in our Annual Report) and look ahead to our future when we convene the Annual Meeting in April.

All shareholders of record at the close of business on February 27, 2012 may attend the Annual Meeting. It is important that your shares be represented at the meeting whether or not you attend the meeting in person. Please read the attached Proxy Statement, and vote by telephone, by using the Internet, or, if you received a proxy/voting instruction card, by marking, dating, signing and returning the card by mail. To ensure your vote is counted at the Annual Meeting, please vote as promptly as possible, even if you plan to attend the meeting.

On behalf of the Board of Directors and Cigna’s leadership team, we would like to express our appreciation for your continued support of Cigna.

Sincerely,

David M. Cordani
President and Chief Executive Officer

Isaiah Harris, Jr.
Chairman of the Board

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Proxy Summary

To assist you in reviewing Cigna’s proxy statement, several key topics are summarized below. The following description is only a summary. For more complete information about these topics, please review the rest of the proxy statement and the Company’s Annual Report on Form 10-K.

Business Highlights

Cigna is a global health services organization with insurance subsidiaries that are major providers of medical, dental, disability, life and accident insurance and related products and services. In the U.S., the majority of these products and services are offered through employers and other groups (e.g. unions and associations) and, in selected international markets, Cigna offers supplemental health, life and accident insurance products and international health care coverage and services to businesses, governmental and non-governmental organizations and individuals.

Financial Performance

Cigna had a very strong 2011, driven by effective execution of the Company’s strategy and reflecting the strength of our global diversified portfolio of businesses. Highlights of our 2011 consolidated results are noted below and you are encouraged to review our Annual Report on Form 10-K for more complete financial information.

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Revenues rose 4% in 2011, primarily reflecting solid growth in the Company’s strategically targeted U.S. and international customer segments of our ongoing health care, disability and life, and international businesses. These increases were partially offset by the exit from certain non-strategic markets (primarily the Medicare Advantage Individual Private Fee For Service (Medicare IPFFS) business).

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Adjusted income from operations* increased 12% in 2011, continuing to demonstrate the value of the Company’s diversified portfolio of businesses, resulting in strong earnings contributions from each of our ongoing businesses. These results were achieved primarily as a result of continued growth, effective execution of the Company’s business strategy and low medical services utilization trend in the health care business.

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Shareholders’ net income from continuing operations decreased 1% in 2011, reflecting higher losses in the Guaranteed Minimum Income Benefits business (which is part of the Company’s run-off reinsurance segment), substantially offset by higher overall earnings from the Company’s ongoing businesses.

Strategy

Cigna’s mission is to improve the health, well-being and sense of security of the individuals we serve around the world. Key to our mission and strategy is our customer-centric approach; we seek to engage our U.S.-based and global customers in maintaining and improving their health, well-being and sense of security by offering effective, easy-to-understand insurance, health and wellness products and programs that meet their unique individual needs. We do this by providing access to relevant information to ensure informed buying decisions, partnering with physicians and care providers in the U.S. and around the world, and delivering a highly personalized customer experience. This approach aims to deliver high quality care at lower costs for each of our stakeholders: individuals, employers and government payors.

Our long-term growth strategy is based on: (1) repositioning our portfolio for growth in targeted geographies, product lines, buying segments and distribution channels; (2) improving our strategic and financial flexibility; and (3) pursuing additional opportunities in high-growth markets with particular focus on individuals. Our mission is carried out through our enterprise growth strategy, which has the following three tenets:

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GO DEEP — We seek to drive scale by increasing presence and brand strength in key geographic areas, growing in targeted segments or capabilities, and deepening our relationships with current customers.

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GO GLOBAL — We deliver a range of differentiated products and superior service to meet the distinct needs of a growing global middle class and the globally mobile workforce through expansion in existing international markets as well as an extension of our business model to new geographic areas.

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GO INDIVIDUAL — We strive to establish a deep understanding of our customers’ unique needs and to be a highly customer-centric organization through simplifying the buying process by providing choice, transparency of information, and a personalized customer experience. Our goal is to build long-term relationships with each of the individuals we serve and meet their needs throughout the stages of their lives.

* Adjusted income from operations is not a financial measure calculated in accordance with accounting principles generally accepted in the U.S. (GAAP). See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Consolidated Results of Operations” on page 54 of our Annual Report on Form 10-K for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, which is shareholders’ income from continuing operations.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 4

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HealthSpring Acquisition

Key to Cigna’s strategy is the effective deployment of capital in pursuing additional opportunities in high-growth markets. Consistent with this objective, we achieved a significant milestone in this area, with the acquisition of HealthSpring, Inc. in January 2012. HealthSpring, a leading provider of medical benefits to the 65 and over population through the Medicare Advantage program, strengthens our ability to serve individuals across their life stages as well as deepens Cigna’s presence in a number of geographic markets. The addition of HealthSpring brings industry leading physician partnership capabilities and creates the opportunity to deepen Cigna’s existing client and customer relationships, as well as facilitates a broader deployment of Cigna’s range of health and wellness capabilities and product offerings.

Corporate Governance

Cigna’s Board of Directors and management adhere to sound governance principles, and regularly evaluate and implement emerging practices. Cigna’s governance practices include:

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Independent Chairman of the Board of Directors

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Board of Directors oversight of risk and enterprise risk management

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Majority voting standard

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Independent Committees of the Board of Directors

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Compensation Clawback policy

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Limited perquisites

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Limited supermajority voting provisions

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Alignment between rewards and business priorities

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Shareholder outreach and engagement

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Robust stock ownership guidelines and stock holding requirements

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No tax gross-up benefits on a change of control

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Double-trigger vesting for equity awards on change of controle

Voting Matters

Proposal	Board of Directors’ Vote Recommendation	Page Reference
1. Election of Directors	FOR each Director Nominee	8
2. Advisory Approval of Cigna’s Executive Compensation	FOR	32
3. Ratification of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for 2012	FOR	67
4. Approval of Cigna’s Amanded and Restated Executive Incentive Plan	FOR	69
5. Proposal to Amend By-laws to provide for Declassification of the Board of Directors	NO RECOMMENDATION	72
6. Shareholder Proposal	AGAINST	73

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 5

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Board of Directors Nominees

Name	Age	Director Since	Occupation	Independent (Yes/No)	Committee Memberships
John M. Partridge	62	2009	President of VISA Inc.	Yes	Finance (Chair) Audit
James E. Rogers	64	2007	Chairman, President and CEO of Duke Energy Corporation	Yes	People Resources (Chair) Finance
Joseph P. Sullivan	69	2010	Private Investor (former Chairman and CEO of Protocare, Inc.)	Yes	People Resources Corporate Governance
Eric C. Wiseman	56	2007	Chairman, President and CEO of VF Corporation	Yes	Audit Corporate Governance

Executive Compensation

The Company adheres to a pay for performance compensation philosophy. This philosophy was confirmed by the People Resources Committee’s compensation determinations for named executive officers in 2011, and the compensation outcomes for the named executive officers described throughout the proxy statement reflect Cigna’s strong financial performance and results in 2011. Specifically, Cigna performed well against the performance goals established under its annual incentive plan, highlighted by the performance with respect to the adjusted income from operations. In determining the compensation for the named executive officers, the People Resources Committee took into consideration these strong enterprise results as well as significant individual performance contributions from each of the named executive officers.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 6

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Total Compensation Mix

Elements of Cigna’s executive compensation program include base salary, annual incentives and long-term incentives. Consistent with our philosophy, both the annual incentive and long-term incentive elements—a significant majority of total direct compensation—are based on performance and are “at-risk.” The chart below illustrates that approximately 91% of the Chief Executive Officer’s 2011 target pay is performance-based (with 76% in long-term equity incentives and 15% in annual incentives), and 77% of 2011 average target pay among Cigna’s other active named executive officers is performance-based (with 58% in long-term equity incentives and 19% in annual incentives).

2011 Executive Officer Compensation

Please see the 2011 Summary Compensation Table on page 48 and the table on page 50 that reflects the People Resources Committee’s perspective of the total direct compensation for named executive officers. Due to the Company’s transition from the strategic performance unit (SPU) program to the strategic performance share (SPS) program in 2010, the 2011 Summary Compensation Table includes both SPU payouts for the 2009-2011 performance period and SPS grants made in 2011 for the 2011-2013 performance period, in effect, double-counting a portion of the long-term incentive award for named executive officers in 2011. No shares were paid in 2011 under the SPS program, because shares for this performance period, if any, will be issued in 2014. See “Compensation Discussion and Analysis—Long-Term Incentives” for a description of these programs and how they are reported in the Summary Compensation Table.

Shareholder Engagement

At last year’s annual meeting, 74% of shares voting approved the compensation awarded to the named executive officers. Although last year’s meeting took place after the 2011 executive compensation program was established, the Board of Directors and the People Resources Committee take the results of the “say-on-pay” vote into account in the ongoing design and administration of the Company’s executive compensation programs. With voting results being positive, the Board of Directors and the People Resources Committee currently do not expect to make any major changes to the Company’s programs. However, to better understand these voting results, the Board of Directors encouraged members of senior management to engage with our largest shareholders. Management reached out to many of these shareholders, with several agreeing to have discussions with Cigna. During these meetings, management had the opportunity to discuss Cigna’s governance and compensation practices and programs, and to listen to shareholders’ perspectives. The tone of these meetings was positive, with shareholders generally indicating support for Cigna’s programs and previous proxy statements. There was no explanation that emerged as to why last year’s “say-on-pay” voting results were not higher than 74%, and no issues were raised in these meetings that suggested the People Resources Committee should make changes to Cigna’s executive compensation program. Management reported back to the Board of Directors and its committees on these shareholder discussions.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 7

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ANNUAL MEETING INFORMATION

Questions and Answers about the Annual Meeting

Why did I receive in the mail a notice of the Internet availability of proxy materials?

You received in the mail either a notice of the Internet availability of proxy materials or a printed proxy statement and annual report because you owned shares of Cigna common stock on Monday, February 27, 2012, the record date, and that entitles you to vote at the 2012 Annual Meeting of Shareholders (Annual Meeting). The Cigna Board of Directors is soliciting your proxy to vote at the scheduled Annual Meeting or at any later meeting if the scheduled Annual Meeting is adjourned or postponed for any reason.

Your proxy will authorize specified people (proxies) to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.

This proxy statement describes the matters on which Cigna would like you to vote, provides information on those matters, and provides information about Cigna that we must disclose when we solicit your proxy.

Why haven’t I received a printed copy of the proxy statement or annual report?

This year Cigna has elected to take advantage of the Securities and Exchange Commission’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting because we will print and mail fewer full sets of materials. On March —, 2012, we mailed to our shareholders a notice containing instructions on how to access Cigna’s proxy statement and annual report online. If you received a notice by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. The notice contains instructions on how to request a paper copy of the materials.

Are the proxy materials available online?

Yes. As described in the prior question, most shareholders will receive the proxy statement online. If you received a paper copy, you can also view these documents on the Internet by accessing our website at http://www.cigna.com/aboutus/investor-relations.

What will I be voting on?

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Election of the four director nominees named in this proxy statement for terms expiring in April 2015 (see page 11).

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Approval of an advisory resolution on executive compensation (see page 32).

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Ratification of the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for 2012 (see page 67).

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Approval of Cigna’s Amended and Restated Executive Incentive Plan (see page 69).

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Consider a Company proposal to amend Cigna’s By-laws to provide for the declassification of the Board of Directors (see page 72).

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that will come before the shareholders during the Annual Meeting. The Chairman will allow presentation of a proposal or a nomination for the Board from the floor at the Annual Meeting only if the proposal or nomination was properly submitted. Cigna’s 2011 proxy statement described the requirements for properly submitting proposals and nominations from the floor at this year’s Annual Meeting. The requirements are similar to those described on page 77 for the 2013 annual meeting. The proxies will have discretionary authority, to the extent permitted by law, to vote for or against other matters that come before the Annual Meeting as those persons deem advisable.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 8

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How many votes can be cast by all shareholders?

Each share of Cigna common stock is entitled to one vote on each of the four directors to be elected and one vote on each of the other matters that is properly presented at the Annual Meeting.

We had 287,321,926 shares of common stock outstanding and entitled to vote on Monday, February 27, 2012.

How many votes must be present to hold the Annual Meeting?

At least two-fifths of the issued and outstanding shares entitled to vote, or 114,928,770 shares, present in person or by proxy, are needed to hold the Annual Meeting.

We urge you to vote by proxy even if you plan to attend the Annual Meeting. This will help us know that enough votes will be present to hold the meeting.

How many votes are needed to approve each proposal and what are the effects of abstentions or broker non-votes?

The following table summarizes the vote threshold required for approval of each proposal and the effect of abstentions, uninstructed shares held by brokers (which result in broker non-votes when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals) and signed but unmarked proxy cards.

Proposal Number	Item	Vote Required for Approval of Each Item	Abstentions	Uninstructed Shares/Effect of Broker Non-votes	Signed but Unmarked Proxy Cards
1	Election of Directors	Majority of votes cast	No effect	Not voted/ No effect	Voted “for”
2	Advisory Approval of Cigna’s Executive Compensation	Majority of shares present and entitled to vote	Counted as “against”	Not voted/ No effect	Voted “for”
3	Ratification of Appointment of Independent Auditor	Majority of shares present and entitled to vote	Counted as “against”	Discretionary vote by broker	Voted “for”
4	Approval of Cigna’s Amended and Restated Executive Incentive Plan	Majority of shares present and entitled to vote	Counted as “against”	Not voted/ No effect	Voted “for”
5	Approval of the Declassification of the Board of Directors	80% of shares outstanding	Counted as “against”	Not voted/ Counted as “against”	Not voted

How do I vote if I hold shares as a record holder?

If your name is registered on Cigna’s shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares, described below. Please note that you cannot vote using the notice of Internet availability of proxy materials. The notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the notice and returning it.

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Over the Internet. Vote at http://www.proxyvoting.com/ci. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on Tuesday, April 24, 2012. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

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By telephone. Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on Tuesday, April 24, 2012. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

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By mail. If you received a proxy card, mark your voting instructions on the proxy card, and sign and date it. Then, return the proxy card in the postage-paid envelope provided. If you only received a notice and not a paper proxy card, the notice includes instructions on how to request and return a paper proxy card for those who would like to vote by mail. For your mailed proxy card to be counted, we must receive it before the polls close at the meeting on Wednesday, April 25, 2012.

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In person. Attend the Annual Meeting, or send a personal representative with an appropriate proxy, in order to vote.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 9

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How do I vote if my Cigna shares are held by BNY Mellon Shareowner Services in an employee stock account?

Employee stock accounts maintained by BNY Mellon Shareowner Services hold restricted stock that has not yet vested, formerly restricted stock that has vested, and shares acquired through an option exercise. If you have these kinds of shares, you are the record holder and you should follow the rules above for voting shares held as a record holder.

How do I vote if my Cigna shares are held by a bank, broker or custodian other than BNY Mellon?

If your shares are held by a bank, broker, or other custodian (commonly referred to as shares held “in street name”), the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares will not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the election of directors and the other important matters being voted on at the Annual Meeting, we encourage you to provide instructions on how to vote your shares.

Can I vote if I have money in the Cigna Stock Fund of the Cigna 401(k) Plan or Cigna Health Management 401(k) Plan?

Yes, but you have an earlier deadline for submitting voting instructions. Your voting instructions must be received by 11:59 p.m. Eastern time on Thursday, April 19, 2012. You may vote over the Internet, by telephone, or by mail (as described above), but you may not vote in person at the Annual Meeting. If you have money invested in the Cigna Stock Fund of the Cigna 401(k) Plan or the Cigna Health Management 401(k) Plan, the plan trustees have the legal authority to vote those shares. Under the plans, however, you have pass-through voting rights based on your interest in the Cigna Stock Fund. You may exercise these voting rights by submitting a proxy that reflects your voting instructions. Your voting instructions will be kept confidential under the terms of the plans. If you do not give voting instructions (or they are received after 11:59 p.m. Eastern time on Thursday, April 19, 2012), the trustees will vote your interest in the Cigna Stock Fund of the Cigna 401(k) Plan or the Cigna Health Management 401(k) Plan as instructed by Cigna’s Corporate Benefit Plan Committee.

Can I change my vote?

Yes. If you are a record holder, you may:

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Enter new instructions on either the telephone or Internet voting system before 11:59 p.m. Eastern time on Tuesday, April 24, 2012.

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Send a new proxy card with a later date than the card submitted earlier. We must receive your new proxy card before the polls close at the meeting on Wednesday, April 25, 2012.

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Write to the Corporate Secretary at the address listed on page 16. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before the Annual Meeting begins on Wednesday, April 25, 2012.

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Attend the Annual Meeting on Wednesday, April 25, 2012 and vote in person (or send a personal representative with a valid proxy).

If you hold your shares in street name, you may:

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Submit new voting instructions in the manner provided by your bank, broker or other custodian; or

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Contact your bank, broker or other custodian of your shares to request a “legal proxy” in order to vote your shares in person at the Annual Meeting.

Is my vote confidential?

If you want your vote to be confidential, you must indicate that choice when you submit your proxy. If you choose confidential voting, your voting records will not be disclosed to us except as required by law or in contested Board elections.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 10

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Who will count the votes?

BNY Mellon Shareowner Services has been appointed Inspector of Election for the Annual Meeting. The Inspector will determine the number of shares outstanding and the voting power of each share, the shares represented at the Annual Meeting, the existence of a quorum, and the validity of any proxies and ballots, and will count all votes and ballots.

How do I attend the Annual Meeting? What do I need to bring?

If you are a shareholder of record, your admission card for the Annual Meeting is the notice you received in the mail stating that the proxy materials are available online, or, if you received paper copies of the proxy materials, your admission card is the proxy card included with those materials. You will need to bring your notice or proxy card with you to the meeting.

If you own shares in street name, you will need to bring your most recent brokerage statement or a letter from your bank, broker or other custodian with you to the meeting so that we can verify your ownership of common stock and admit you to the meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy from the record holder as described above.

Regardless of how you hold your shares, you must bring a valid photo ID to be admitted to the meeting. Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Autorino Great Hall Theater at the Bushnell Performing Arts Center.

Who pays for the proxy solicitation and how will Cigna solicit votes?

Cigna pays the cost of preparing the Company’s proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers, employees and agents by telephone, electronic or facsimile transmission or in person. We will enlist the help of banks and brokerage houses in soliciting proxies from their customers and reimburse them for their related out-of-pocket expenses. In addition, we have engaged Georgeson, Inc. (Georgeson) to assist in soliciting proxies. Cigna will pay Georgeson a fee of approximately $15,000 and reimburse Georgeson for its reasonable out-of-pocket expenses associated with this work.

How do I find out the Annual Meeting voting results?

The voting results of the Annual Meeting will be published no later than four business days after the Annual Meeting on a Form 8-K filed with the Securities and Exchange Commission. The Form 8-K will be available online at http://www.cigna.com/aboutus/sec-filings.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 11

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INFORMATION ABOUT ITEM 1.

ELECTION OF DIRECTORS

At the Annual Meeting, four directors are seeking election for terms expiring in 2015. Cigna’s Board of Directors currently consists of 11 members divided among three classes, each with a three-year term.

All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board can either reduce its size or designate a substitute nominee. If the Board designates a substitute, your proxy will be voted for the substitute nominee.

At the recommendation of its Corporate Governance Committee, the Board is nominating the following four directors for re-election:

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John M. Partridge

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James E. Rogers

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Joseph P. Sullivan

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Eric C. Wiseman

Below are brief biographies for each of the four director nominees and for each of the directors continuing in office. Following each director’s biography is a description of the director’s key qualifications, skills and experience that, in addition to the criteria and characteristics described on page 15 under “Director Selection Criteria,” are important in light of Cigna’s business and structure. The Company believes that having a Board with both breadth and depth of experience allows Cigna’s directors to most capably, efficiently and productively oversee and guide the Company’s strategy and operations.

The Board of Directors’ Nominees for Terms to Expire in April 2015

  John M. Partridge (62)

Mr. Partridge has been a Director of Cigna since 2009.

Mr. Partridge has served as President of Visa Inc. (a consumer credit company) since October 2009 and served as Chief Operating Officer from 2007 to 2009. He joined VISA USA in October 1999 and served as President and Chief Executive Officer of Inovant (a VISA subsidiary) from 2000 to 2007 and also served as Interim President of VISA USA in 2007. His current term as a Director of Cigna began in 2009 and expires in 2012.

Mr. Partridge brings to Cigna his extensive experience in the financial services industry, including positions with Wells Fargo, Credicorp, Unum and VISA. He has served in a number of executive positions with oversight of financial operations, merger and acquisition activities and corporate restructurings. He also contributes his experience as a business executive with Chief Information Officer responsibilities and international business leadership. Further, Cigna values his experience managing information technology investments in support of business objectives gained through each of his executive leadership positions.

  James E. Rogers (64)

Mr. Rogers has been a Director of Cigna since 2007.

Mr. Rogers has served as Chairman of Duke Energy Corporation (an electric power company) since 2007 and as the President, Chief Executive Officer and a director since 2006. He was formerly the Chairman, President and Chief Executive Officer of CINERGY Corp. (which merged with Duke Energy Corporation in 2006) from 1994 until 2006. Mr. Rogers has been a Director of Applied Materials, Inc. since 2008 and served as a director of Fifth Third Bancorp from 1995 until 2009. He received recognition from the National Association of Corporate Directors as an NACD Directorship 100 “Class of 2011” member. His current term as a Director of Cigna began in 2009 and expires in 2012.

As the current Chief Executive Officer of a large, public company in the highly-regulated energy industry, Mr. Rogers’s extensive management expertise and regulatory and public policy experience are highly valuable to Cigna. In addition, he contributes his insights on board leadership developed through his role as Chairman of the Board of a large, public company and a long tenure of service on several boards of other large, public companies.

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  Joseph P. Sullivan (69)

Mr. Sullivan has been a Director of Cigna since 2010.

Mr. Sullivan has been a private investor since 2003. He was Chairman and Chief Executive Officer of Protocare, Inc. (a clinical trials and pharmaceutical industries consulting firm) from 2000 to 2003. Mr. Sullivan has been a Director of Amylin Pharmaceuticals, Inc. since 2003; a Director of HCP, Inc. since 2004 and a Director of MPG Office Trust, Inc. since 2009. He has also served as Chairman of the Board of Advisors of RAND Health since 2001. His current term as Director of Cigna began in 2010 and expires in 2012.

Mr. Sullivan brings his extensive senior leadership experience in the health industry to his role on the Cigna Board, having served as the Chairman and Chief Executive Officer of Protocare, Inc. He also brings health policy experience gained as Chairman of the Board of Advisors of RAND Health. In addition, he possesses a strong understanding of the function and role of the Board developed through varied Board experience, including service on the boards of companies within the health care and pharmaceutical industries.

  Eric C. Wiseman (56)

Mr. Wiseman has been a Director of Cigna since 2007.

Mr. Wiseman has served as Chairman of VF Corporation (an apparel company) since August 2008, as Chief Executive Officer since January 2008, and as President and a Director since 2006. He served as Chief Operating Officer of VF Corporation from 2006 to 2007; Executive Vice President, Global Brands from 2005 to 2006; Vice President and Chairman, Sportswear and Outdoor Coalitions from 2004 until 2005; and Vice President and Chairman, Global Intimates and Sportswear Coalition from 2003 until 2004. Mr. Wiseman has been a Director of Lowe’s Companies, Inc. since 2011. His current term as a Director of Cigna began in 2009 and expires in 2012.

Mr. Wiseman brings to Cigna leadership experience from his role as Chairman and Chief Executive Officer of a large, public company. Mr. Wiseman also has significant and varied management expertise, developed in roles of increasing responsibility at VF Corporation. His familiarity with consumer marketing, brand initiatives and market trends and the challenges of operating a global business, as well as his strategic planning experience, are highly valuable to Cigna’s Board and in shaping the direction and strategy of the Company.

The Board of Directors unanimously recommends that shareholders vote FOR the nominees listed above.

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Directors Who Will Continue in Office

  David M. Cordani (46)

Mr. Cordani has been a Director of Cigna since 2009.

Mr. Cordani has served as Cigna’s Chief Executive Officer since December 2009 and as President since June 2008. He served as Chief Operating Officer from June 2008 until December 2009; President, Cigna HealthCare from 2005 until 2008; and Senior Vice President, Customer Segments & Marketing, Cigna HealthCare from 2004 until 2005. He has been employed by Cigna since 1991. His current term as a Director of Cigna began in 2010 and expires in 2013.

As the only member of the Company’s senior management who serves on the Board of Directors, Mr. Cordani provides significant global health services industry experience and unique expertise on the Company’s products and services delivered across multiple lines of business, developed through his 20-year tenure with the Company. The Board of Directors also benefits from Mr. Cordani’s executive leadership and management experience, gained through holding various positions of increasing responsibility at Cigna, particularly his leadership roles within Cigna’s Health Care business segment and his roles as Chief Executive Officer, President and Chief Operating Officer, which encompass broad responsibility for Cigna’s global business and corporate functions.

  Eric J. Foss (53)

Mr. Foss has been a Director of Cigna since July 2011.

Mr. Foss served as Chief Executive Officer of Pepsi Beverages Company (beverage manufacturer, seller and distributor) from 2010 until December 2011. He served as Chairman and Chief Executive Officer of The Pepsi Bottling Group from 2008 until 2010; President and Chief Executive Officer from 2006 until 2007; and Chief Operating Officer from 2005 until 2006. Mr. Foss has served on the Board of UDR, Inc. since 2003. His term as a Director of Cigna began in 2011 and expires in 2014.

Mr. Foss has significant and varied management expertise, developed in roles of increasing responsibility over his 30-year career at Pepsi. His familiarity with consumer marketing, brand initiatives and market trends and the challenges of operating a global business, as well as his strategic planning experience, are highly valuable to Cigna’s Board and in shaping the direction and strategy of the Company.

  Isaiah Harris, Jr. (59)

Mr. Harris has been a Director of Cigna since 2005.

Mr. Harris has served as Chairman of the Board since December 2009 and served as Vice-Chairman of the Board from July 2009 through December 2009. Mr. Harris served as President and Chief Executive Officer of AT&T Advertising & Publishing — East (formerly BellSouth Advertising & Publishing Group, a communications services company) from 2005 until his retirement in 2007; and as President, BellSouth Enterprises, Inc. from 2004 until 2005. Mr. Harris has served as an Independent Trustee of Wells Fargo Advantage Funds since 2008 and served as a Director of Deluxe Corporation from 2004 until 2011. Mr. Harris was recognized by the Outstanding Directors Exchange as a 2010 Outstanding Director. His current term as a Director of Cigna began in 2010 and expires in 2013.

Mr. Harris’ extensive business experience includes 19 years of corporate finance and operational experience in multi-national organizations, preceded by 13 years as a certified public accountant with KPMG. In his executive business leadership roles he managed large organizations, developed and executed business strategies and led transformational change initiatives. Mr. Harris also brings to Cigna leadership experience from his role as Chief Executive Officer of a significant division of a large, public company. He has also served on several corporate boards and previously chaired audit, corporate governance and compensation committees.

  Jane E. Henney, M.D. (64)

Dr. Henney has been a Director of Cigna since 2004.

Dr. Henney has served as a professor of Medicine at the University of Cincinnati College of Medicine (an educational institution) since 2008. She served as Senior Vice President and Provost, Health Affairs at the University of Cincinnati Academic Health Center from 2003 until 2008. From 1998 to 2001, Dr. Henney served as Commissioner of Food and Drugs at the U.S. Food and Drug Administration. Dr. Henney has been a Director of AmerisourceBergen Corporation since 2002 and she served as a Director of AstraZeneca PLC from 2001 until 2011. She received recognition from the National Association of Corporate Directors as an NACD Directorship 100 “Class of 2011” member. Her current term as a Director of Cigna began in 2010 and expires in 2013.

Dr. Henney’s clinical and health policy expertise, particularly her experience as the Senior Vice President and Provost at a major medical center and as Commissioner of Food and Drugs at the U.S. Food and Drug Administration, provides significant industry-specific perspective to the Board. She also brings to Cigna her deep understanding of the function and role of the Board of Directors, developed through varied board experience, including service on the boards of companies within the health care and pharmaceutical industries.

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  Roman Martinez IV (64)

Mr. Martinez has been a Director of Cigna since 2005.

Mr. Martinez has been a private investor since 2003. He has been a Director of Alliant Techsystems Inc. since 2004 and a Director of Bacardi Limited since 2008. His current term as a Director of Cigna began in 2011 and expires in 2014.

Mr. Martinez has significant financial experience, developed through his service as an investment banking executive with Lehman Brothers (from 1971 through 2003) and also as a private investor. He also contributes his deep understanding of the function and role of the Board of Directors, developed through his experience on other boards of directors, including publicly-traded and private corporations, non-profit organizations, and on the Investment Advisory Council of the State of Florida.

  Donna F. Zarcone (54)

Ms. Zarcone has been a Director of Cigna since 2005.

Ms. Zarcone has been the President and Chief Executive Officer of The Economic Club of Chicago (a civic and business leadership organization) since February 2012. She served as Interim President of The Economic Club of Chicago from October 2011 until February 2012 and as President and Chief Executive Officer of D. F. Zarcone & Associates LLC (a strategic advisory firm) from 2007 until February 2012. Ms. Zarcone served as the President and Chief Operating Officer of Harley-Davidson Financial Services, Inc. (a provider of wholesale and retail financing, insurance and credit card programs), a wholly-owned subsidiary of Harley-Davidson, Inc., from 1998 until 2006. She has been a Director of CDW LLC since 2011 and will retire as a Director of The Jones Group, Inc. in May 2012, a role she has held since 2007. She also served as Chairman of the Board of Eaglemark Savings Bank from 2002 to 2006. Her current term as a Director of Cigna began in 2010 and expires in 2013.

Ms. Zarcone has extensive experience in the areas of finance and risk management that she brings to her role on the Cigna Board, having served as an executive at Harley-Davidson Financial Services and as the Chairman of the Board of Eaglemark Savings Bank, an FDIC-regulated entity. She is a certified public accountant and has leadership experience in the information technology industry. Ms. Zarcone also brings to Cigna her deep understanding of the function and role of the Board of Directors, developed through board experience, particularly in the financial services industry.

  William D. Zollars (64)

Mr. Zollars has been a Director of Cigna since 2005.

Mr. Zollars served from 1999 to July 2011 as Chairman, President and Chief Executive Officer of YRC Worldwide, Inc. (a holding company whose subsidiaries provide regional, national and international transportation and related services). Mr. Zollars served as Director of ProLogis Trust from 2004 through 2010 and rejoined the Board of ProLogis in 2011. He has served as a Director of Cerner Corporation (a supplier of health care information technology) since 2005. His current term as a Director of Cigna began in 2011 and expires in 2014.

Mr. Zollars contributes to Cigna’s Board his extensive senior management expertise, particularly from his role as the Chairman and Chief Executive Officer of a public corporation. As a result of his 15 years of service on the boards of publicly-held corporations, including companies within the health care industry, he understands the function and role of a board of directors and adds strategic planning, risk management and leadership skills.

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CORPORATE GOVERNANCE

The Role of the Board and Board Leadership

The Board’s main duty is to advance the interests of the Company’s shareholders by engaging in active and independent oversight of the management of Cigna’s business affairs and assets. In order to fulfill its responsibilities to the Company’s shareholders, Cigna’s Board, both directly and through the Board’s committees, regularly engages with management, ensures management accountability and reviews the most critical issues that face Cigna, such as succession planning, approval of the Company’s strategy and mission, execution of the Company’s financial and strategic goals, oversight of risk management, and determination of executive compensation.

The roles of Chairman of the Board and Chief Executive Officer (CEO) are separated to allow an independent Chairman to lead the governance aspects of the Board of Directors. The Board believes that this leadership structure is appropriate for Cigna in the current environment, and aids the Company in adhering to sound corporate governance principles. Cigna’s CEO, who reports to the Board of Directors, is responsible for the execution of Cigna’s strategic goals and management of the Company’s senior leaders. The independent Chairman serves as the principal representative of the Board, presides over meetings of the Board of Directors and meetings of Cigna shareholders, drives the meeting agendas and acts as the liaison between the Board and the Company’s senior management. Together, the CEO and Chairman of the Board collaborate on agendas, ensure that management is responsive to the Board’s concerns and questions and ensure that members of management are available to directors, as appropriate. Other key responsibilities of the independent Chairman include:

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facilitating discussion among the independent directors on key issues and concerns and advising the CEO on the flow of information between the Board and Cigna’s management;

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advising the CEO on issues of concern to the Board and, together with the independent members of the Board, evaluating the CEO’s performance;

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leading the Board in CEO succession planning;

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developing the schedule of Board meetings together with the CEO and conferring regularly with the CEO and the Committee Chairs to develop meeting agendas; and

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engaging in the director recruiting process, including focusing on diversity of director candidates and meeting with all qualified candidates.

The independent Chairman of the Board is elected to a three-year term, expiring at the annual meeting occurring at the end of the third year. The full Board evaluates the Chairman’s performance on an annual basis. In the last year of a term, the evaluation is the first step in the nomination process. During the third quarter preceding the end of the Chairman’s term, the Corporate Governance Committee (CGC) conducts the nomination process, which culminates in the Board’s formal nomination of the Chairman of the Board in the first quarter.

Board Composition

Cigna has a strong commitment to a Board composed principally of independent, non-employee directors. Currently, the Company’s CEO is the only employee director who serves on the Board. Cigna’s Board is committed to meeting the evolving needs of the Company and its shareholders and, as a result, evaluates and adapts its role, its relationship with management, and its composition on a regular basis.

Criteria and Process for Nominating Directors

Director Selection Criteria

The CGC, in consultation with the Board, has developed and periodically reviews director selection criteria and takes into consideration the responsibilities of Cigna directors as part of the director recruitment process. Directors must:

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represent the interests of shareholders;

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demonstrate good judgment and strong commitment to ethics and integrity;

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possess the ability to analyze complex business and public policy issues and provide relevant input regarding the Company’s business strategy;

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be free of conflicts of interest;

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have demonstrated a high degree of achievement in their respective fields; and

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contribute to the overall diversity (in its various forms) of the Board of Directors.

The CGC and the Board also strive to ensure that the Board consists of individuals who together possess a wide range of capabilities and professional attributes, among them:

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financial acumen;

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ability to assess risk and its impact on shareholder value;

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insight into the process of developing employees, as well as developing and delivering high-quality products and services that respond directly to customer needs and expectations;

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awareness of consumer market trends;

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familiarity with the challenges of operating businesses in the international marketplace;

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insight into government relationships and processes;

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familiarity with channels of distribution; and

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familiarity with processes for developing and implementing effective human resources policies and practices.

Director Selection Policy and Process

The CGC reviews the background of potential candidates and presents them to the Board for consideration prior to selection. Director candidates are then interviewed by the Chair of the CGC, the Chairman of the Board and other members of the Board, as appropriate. When considering director candidates and the current composition of the Board, the CGC and Board consider how each nominee’s background, experiences, skills, prior board service, board and committee engagement and unique perspective will contribute to the diversity of the Board of Directors as a whole. The CGC assesses the Board’s composition as part of the annual self-evaluation of the Board (described on page 17).

The Board may nominate for election and appoint to fill vacant or new Board positions only those persons who agree to adhere to the Company’s majority voting standard. The standard requires a director to tender his or her resignation to the Company in case of failure to achieve more “for” votes than “against” votes at any future meeting at which he or she faces an uncontested election. The Board has discretion to accept or reject the tendered resignation after the election.

That tender of resignation cannot be withdrawn. If a nominee does not receive a majority of votes for his or her election, the CGC will act on an expedited basis to determine whether to accept the resignation and will submit the recommendation for prompt consideration by the Board. A director whose resignation is under consideration would abstain from participating in any decision about that resignation.

Consideration of Shareholder Suggestions for Director Selection

The CGC is responsible for advising and reporting to the Board on the Board’s membership and director selection. The CGC welcomes shareholder suggestions for Board nominees. A shareholder who wishes to suggest a Board nominee should submit the candidate’s name, together with appropriate biographical information and qualifications, to the CGC. Correspondence may be addressed to:

Corporate Secretary

Cigna Corporation

Two Liberty Place, 16thFloor

1601 Chestnut Street

Philadelphia, PA, 19192-1550

The CGC generally considers nominees in October for the following annual meeting. Accordingly, suggestions for Board nominees should be submitted by October 1st to ensure consideration for the following annual meeting. Shareholder suggestions for Board nominees are evaluated using the same criteria described in the Director Selection Criteria section on page 15.

Third-Party Director Search Firm

The CGC retains a third-party search firm to assist the CGC in identifying and evaluating candidates for Board membership who best match Cigna’s director recruitment criteria as described on page 15. Heidrick & Struggles has served as the CGC’s director recruiting firm since December 2010, identifying qualified candidates for Board membership.

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Cigna Corporation’s Corporate Governance Policies

The Board and its committees regularly review their corporate governance policies and practices and make changes from time to time to implement developing best practices that the Board has determined are appropriate for Cigna. Many of these policies and practices are embodied in the Board Practices and the charters of the Audit, Corporate Governance, Finance, People Resources and Executive Committees. The Board Practices, committee charters and Cigna’s Code of Ethics are posted at http://www.cigna.com/aboutus/corporate-governance.

They also are available in print to any shareholder who submits a written request to the Corporate Secretary at:

Corporate Secretary

Cigna Corporation

Two Liberty Place, 16thFloor

1601 Chestnut Street

Philadelphia, PA 19192-1550

Other Board Practices

Limit on Directorships

Each director who is also a chief executive officer of a public company may not serve on more than one public company board in addition to Cigna’s Board and the board of his or her employer (for a total of three public company directorships). Each director who is not a chief executive officer of a public company may serve on no more than four boards of public companies in addition to Cigna’s Board (for a total of five such directorships).

Board Meetings

The Board meeting schedule and agenda are developed with input from directors. The duration of each meeting varies as business needs dictate. During Board meetings, the Board holds executive sessions both with the CEO (an employee director) and without any members of management (including the CEO) present. The Board met in executive session without any members of management present ten times in 2011. The Chairman presides at the executive sessions.

Access to Management and Independent Advisors

Independent directors have regular access to senior managers and employees. In addition, the Board and its committees are able to access and retain appropriate independent advisors as they deem necessary or appropriate.

Continuing Education and Self-Evaluation

The Board is regularly updated on Cigna’s businesses, strategies, customers, operations and employee matters, as well as external trends and issues that affect the Company. Directors are also encouraged to attend continuing education courses relevant to their service on Cigna’s Board. The CGC oversees the continuing education process, and the Company is kept apprised of director participation. Cigna reimburses directors for expenses they incur in connection with such continuing education courses. The Board, each of its committees, and the Chairman of the Board each conduct a self-assessment, and the CGC annually conducts a review of each individual director’s performance (including the Chairman’s) against the established responsibilities of Cigna Board members. On an ongoing basis, directors offer suggestions and alternatives intended to further improve Board performance.

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Resignation and Retirement

If a director’s principal position is discontinued, that director is required to tender his or her resignation to the CGC. The CGC will then recommend to the Board whether to accept or decline the resignation. In any event, a director is required to retire no later than the annual meeting of shareholders coinciding with or following his or her 72nd birthday.

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Communications to the Board

Shareholders and interested parties may contact the Board of Directors, the Chairman, the independent directors, or specific individual directors by submitting an e-mail to DirectorAccessMailbox@cigna.com or writing to them at:

Director Access

Attn: Office of the Corporate Secretary

Cigna Corporation

Two Liberty Place, 16th Floor

1601 Chestnut Street

Philadelphia, PA 19192-1550

The Corporate Secretary will compile all communications other than routine commercial solicitations and opinion surveys sent to Board members and periodically submit them to the Board. Communications addressed to individual directors at the director address will be promptly submitted to such individual directors. The Corporate Secretary also will promptly advise the appropriate member of management of any concerns relating to Cigna’s products or services, and the Corporate Secretary will notify the Board of the resolution of those concerns.

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Board of Directors and Committee Meetings, Membership, Attendance, Independence and Other Board Matters

Meetings and Membership

The full Board held 10 meetings during 2011. From time to time, the Board or its committees act by unanimous written consent when it is impracticable for them to meet.

The following table shows the membership, summary of responsibilities and number of meetings in 2011 for each of the committees. Additional information about the committees can be found in the committee charters which are posted at http://www.cigna.com/aboutus/board-committees.

Committees	2011 Membership	Primary Responsibilities	Number of Meetings
Audit	D. F. Zarcone* (Chair) E. J. Foss* J. E. Henney, M.D.* J. M. Partridge* E. C. Wiseman*	• Representing and assisting the Board in fulfilling its oversight responsibilities regarding the adequacy of internal controls, integrity of financial statements, compliance with legal and regulatory requirements, and enterprise risk management. • Assessing qualification and independence of, appointing, compensating, overseeing the work of and removing, if appropriate, Cigna’s independent registered public accounting firm.	10
Corporate Governance	C. C. Wait* (1) (Chair) E. J. Foss* J. E. Henney, M.D.* (2) J. P. Sullivan* E. C. Wiseman*	• Reviewing, advising, and reporting to the Board on the Board’s membership, structure, organization, governance practices and performance. • Reviewing committee assignments annually. • Overseeing director selection and compensation and developing specific director recruitment criteria.	6
Finance	J. M. Partridge* (Chair) R. Martinez* J. E. Rogers* D. F. Zarcone* W. D. Zollars*	• Overseeing and advising the Board regarding the structure and use of Cigna’s capital, long-term financial objectives and progress against those objectives, Cigna’s annual operating plan and budget, investment policies, and information technology strategy and execution.	9
People Resources	J. E. Rogers* (Chair) R. Martinez* J. P. Sullivan* C. C. Wait* (1) W. D. Zollars*	• Overseeing the policies and processes for people development, including the succession plan for the executive officers. • Evaluating the CEO annually and sharing its assessment with the Board when recommending compensation actions for the CEO. • Reviewing and approving executive compensation plans and equity-based plans, subject to applicable Board and shareholder approvals.	6
Executive	I. Harris* (Chair) D. M. Cordani J. E. Henney, M.D.* (3) J. M. Partridge* J. E. Rogers* C. C. Wait* (1) D. F. Zarcone*	• Meeting on an as needed basis to advise the Independent Chairman of the Board. • Exercising the power and authority of the Board as specifically delegated by the Board when convening a meeting of the full Board of Directors is impracticable or difficult.	0

* Meets independence standards described on page 20

(1) Ms. Wait retired from the Board of Directors effective December 31, 2011.

(2) Dr. Henney became acting Chair of the CGC upon Ms. Wait’s retirement and was appointed Chair effective February 22, 2012.

(3) Upon her appointment as Chair of the CGC, Dr. Henney became a member of the Executive Committee.

The Board has determined that all members of the Audit Committee qualify as financially literate under New York Stock Exchange standards and meet the qualifications for independence as described below. The Board also determined that Donna Zarcone and John Partridge are the “audit committee financial experts” (as defined in the applicable rules of the Securities and Exchange Commission).

Attendance

During 2011, Board and committee attendance averaged 97% for the Board as a whole. Each incumbent director attended at least 80% of the combined total meetings of the Board and committees on which he or she served during 2011. The Board encourages independent directors to attend the annual meeting of shareholders. Eight directors attended the 2011 annual meeting: David Cordani, John Partridge, James Rogers, Joseph Sullivan, Carol Wait, Eric Wiseman, Donna Zarcone, and Isaiah Harris, Jr., who chaired the meeting.

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Independence

Cigna’s Board maintains director independence standards, which are listed in the Board Practices posted on Cigna’s website at http://www.cigna.com/aboutus/corporate-governance. Cigna’s director independence standards provide that a director is not independent if the director:

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is, or has been within the last three years, an employee of Cigna, or an immediate family member (defined as a spouse, parent, child, sibling, mother or father-in-law, son or daughter-in-law, brother or sister-in-law or anyone (other than a domestic employee) who shares the director’s home) is, or has been within the last three years, an executive officer of Cigna;

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has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Cigna, other than director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

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is a current partner or employee of Cigna’s external auditor or an employee of Cigna’s internal audit department, or an immediate family member is a current partner of Cigna’s external auditor or an employee of Cigna’s internal audit department;

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is, or an immediate family member was, within the last three years (but is no longer) a partner or employee of Cigna’s external auditor or an employee of Cigna’s internal audit department and personally worked on Cigna’s audit within that time;

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is, or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Cigna’s present executives at the same time serves or served on that company’s compensation committee; or

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is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Cigna for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent of the other company’s consolidated gross revenue.

The Company’s director independence standards further provide that certain relationships are not material and do not impair a director’s independence. In particular, a director’s independence will not be impaired if a director:

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is an executive officer of another company in which Cigna owns a common stock interest, and the amount of Cigna’s common stock interest is less than five percent of the total shareholders’ equity of the company for which the director serves as an executive officer;

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is an executive officer of another company in which Cigna owns debt securities and the amount of the debt holdings is less than five percent of the total outstanding debt securities of that company;

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serves as a member of the board of directors or serves in a position with similar duties and responsibilities (such as a trustee) of another organization that makes payments to or receives payments from Cigna in the ordinary course of business;

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has an immediate family member who serves as an employee or director (but does not serve as an executive officer or partner or in another position with principal policymaking responsibilities) of an organization that makes payments to or receives payments from Cigna in the ordinary course of business;

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is an executive officer of another company that owns less than five percent of the total shareholders’ equity of Cigna;

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serves as, or has a spouse or anyone (other than domestic employees) sharing his/her home who serves as, an executive officer, director or trustee (or equivalent) of a charitable organization, and Cigna’s discretionary charitable contributions to the organization during the past year are less than the greater of $100,000 or two percent of that organization’s annual gross revenue (Cigna’s automatic matching of employee charitable contributions will not be included in the amount of Cigna’s contributions for this purpose);

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or his immediate family members purchase insurance, services or other products of Cigna, or uses Cigna’s financial services, all on terms and conditions similar to those available to other similarly situated persons;

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is a member in the same professional association, social, fraternal or religious organization or club as an executive officer or other director of Cigna;

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currently or previously attended the same educational institution as an executive officer or other director of Cigna;

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serves on the board of directors of another public company on which an executive officer or other director of Cigna also serves as a director, except for prohibited compensation committee interlocks; or

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serves as an executive officer of a public company that also uses Cigna’s registered independent public accounting firm.

For any relationship outside the above guidelines, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, will be made by the directors who do satisfy the independence standards.

The director independence standards described above meet the independence standards specified in the listing standards of the New York Stock Exchange. Based on the standards described above and the Board’s review, the Board affirmatively determined that:

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the following directors, consisting of all of the current directors and director nominees, except for Mr. Cordani, are independent: Dr. Henney, Ms. Zarcone and Messrs. Foss, Harris, Martinez, Partridge, Rogers, Sullivan, Wiseman and Zollars; and

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all members of the Audit, Corporate Governance, Finance and People Resources Committees are independent.

In addition, Ms. Wait served on the Board until December 31, 2011 and in February 2011, the Board determined that she was independent. In assessing directors’ independence, the Board and CGC reviewed material provided by management related to Cigna’s transactions with and investments in entities affiliated with Cigna directors and their immediate family members, based on answers to directors’ responses to a questionnaire about such relationships.

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In applying the independence standards, the Board and the CGC considered that from time to time during the past three years, Cigna and its subsidiaries: (1) engaged in arms-length, ordinary course business transactions with, or made charitable contributions to, corporations or organizations where Messrs. Foss, Harris, Martinez, Rogers, Sullivan, Wiseman and Zollars, Dr. Henney and Ms. Zarcone serve on the other corporation’s or organization’s board of directors, where in each case, the transaction fell within the guidelines described above, and (2) engaged in arms-length, ordinary course business transactions with, or made charitable contributions to, corporations or organizations with which Messrs. Harris, Martinez, Partridge, Rogers and Wiseman, Dr. Henney and Ms. Zarcone, or their immediate family members, serve as an employee or executive officer, where in each case, the amount paid to or received from these companies in each of the last three years was significantly less than 2% of annual gross revenue or the $1 million threshold as described in Cigna’s director independence standards or otherwise fell within the guidelines described above.

Board Oversight of Risk and Enterprise Risk Management

The Board of Directors is ultimately responsible for oversight of the risk management function of the Company. The Board executes its duty both directly and through its Audit Committee, its People Resources Committee and its Finance Committee. Over the past several years Cigna has implemented practices so that the Board and its committees are regularly briefed on issues related to the Company’s risk profile, as described below.

At the Board level, Cigna’s Chief Risk Officer and General Auditor (CRO) presents at least annually to the full Board of Directors. The full Board of Directors regularly receives reports from the Audit Committee on matters related to enterprise risk and risk management and devotes time during its meetings to engage in a focused discussion on risk oversight.

The Audit Committee oversees the Company’s financial risks, and reviews and discusses with management the Company’s Enterprise Risk Management (ERM) framework and process for identifying, assessing, and monitoring key business risks. Cigna’s CRO reports directly to the Audit Committee at least quarterly to discuss the Company’s ERM activities and progress made against established ERM objectives for the year. ERM is a company-wide initiative that involves the Board, Cigna’s management and CRO, and internal audit function in an integrated effort to (1) identify, assess, prioritize and monitor (as each of their roles dictates) a broad range of risks (e.g., financial, operational, business, compliance, reputational, governance and managerial), and (2) formulate and execute plans to monitor and, to the extent possible, mitigate the effect of those risks. In addition, the CRO meets with the Audit Committee during each of its executive sessions.

The Finance Committee oversees the Company’s capital, technology and investment-related risks. In exercising this oversight, the Finance Committee regularly reviews and discusses the technology, financial market and capital management risks that are monitored through the Company’s ERM process.

The People Resources Committee oversees compensation-related risk and receives written reports from the CRO that assist the PRC in assessing risks related to compensation design and awards. As part of an annual process that the PRC oversees, management conducted an in-depth review of Cigna’s executive and employee compensation programs and policies, including incentive compensation plans, and in February 2012 presented a summary of its findings to the PRC. The review included analyzing the relationship between the incentives created by these programs and the Company’s risk profile, internal controls that mitigate the risk of incentive compensation having an unintended negative financial impact on the Company, and plan design features including clawback arrangements, holding periods, earnings thresholds, payment structure and plan caps. The review concluded that Cigna’s compensation programs and policies, including goal-setting, target-setting, and payouts, do not create or increase risks that are reasonably likely to have a material adverse effect on the Company.

People Development and Succession Planning Matters

The Board oversees CEO succession planning. To carry out this responsibility, the Board, with the assistance of the People Resources Committee (PRC), reviews and approves regular and emergency succession plans and, as part of those plans, develops and evaluates potential candidates who meet the Board’s established criteria for the CEO position. The PRC is responsible for overseeing the Company’s policies and processes for people development in general, including the succession plan for all other executive officers. In fulfilling that responsibility, the PRC considers an annual review of executive officers and key senior management presented by the CEO, including a discussion of those employees who are considered to be potential successors to executive and senior level positions with regard to their readiness and developmental needs. The assessment is presented to the full Board at the PRC’s direction.

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Certain Transactions

The Company compiles information about transactions between Cigna and its directors and officers, their immediate family members, and their affiliated entities, including the nature of each transaction and the amount involved. Although the Company has not implemented a written policy concerning the review of related party transactions, the CGC annually reviews and evaluates the outcome of this analysis, with respect to directors, as part of its assessment of each director’s independence and presents its assessment to the full Board of Directors. The Company reviews the transaction information with respect to both directors and executive officers to determine whether any transaction may be subject to disclosure under applicable rules regarding transactions with related persons, and submits a description of any transaction subject to such disclosure to the CGC for review.

In addition, all directors, officers and employees of Cigna are subject to the Company’s Conflict of Interest Policy, which requires directors to disclose any existing or proposed relationship, financial interest or business transaction that could, or might appear to be, a conflict of interest. Any reported transactions are to be brought to the attention of the Chief Compliance and Ethics Officer for review and disposition.

Based on a review of the transactions between Cigna and its directors and officers, their immediate family members, and their affiliated entities, Cigna has determined that, since the beginning of 2011, it was not a party to any transaction in which the amount involved exceeds $120,000 and in which any of Cigna’s directors, executive officers or greater than five percent stockholders, or any of their immediate family members or affiliates, have a direct or indirect material interest.

Processes and Procedures for Determining Executive and Director Compensation

PRC Role in Executive Compensation

The PRC is composed entirely of independent directors. Pursuant to its charter, the PRC represents and assists the Board of Directors in fulfilling its responsibilities related to oversight of Cigna’s human resources. In carrying out this responsibility, the PRC is charged with oversight of the Company’s compensation and benefit plans and policies that apply to executive officers (including the named executive officers). In fulfilling its responsibilities, the PRC continuously seeks to improve the program’s effectiveness in reinforcing strong links between executive pay and performance. Actions that the PRC has taken include:

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annually reviewing the link between pay and performance and ensuring that executive compensation program design focuses on at-risk, performance-based compensation;

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assessing the relationship between the Company’s risk profile and compensation plans;

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hiring an independent compensation consultant to advise on executive compensation issues;

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establishing reviews of detailed compensation tally sheets for all executive officers twice a year; and

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conducting executive sessions without Cigna management present, at PRC meetings.

The PRC regularly reviews Cigna’s compensation programs against the Company’s strategic goals, industry practices, and emerging trends in order to ensure alignment with shareholder interests. The PRC retains the flexibility to modify the programs to address changes in the competitive landscape. To help it fulfill its responsibilities, the PRC has engaged an independent compensation consultant, as described below.

As described under the heading Board Oversight of Risk and Enterprise Risk Management, the PRC conducts an annual review of executive and employee compensation programs to determine whether those programs create or increase risks that are reasonably likely to have a material adverse effect on the Company. On an ongoing basis, the PRC also monitors these risks by regularly reviewing the risk mitigation and controls associated with various aspects of the PRC’s charter responsibilities.

The PRC also oversees the administration of Cigna’s stock plans (including reviewing and approving equity awards to the named executive officers), reviews and recommends to the Board compensation decisions for the CEO and reviews and approves all compensation decisions relating to executive officers other than the CEO. The PRC reports to the Board on all actions taken.

The PRC, together with the Chairman of the Board, annually evaluates the CEO’s performance and Cigna’s established enterprise goals and makes recommendations to the independent members of the Board of Directors about the CEO’s compensation. After the compensation determinations are approved by the PRC and the independent members of the Board of Directors, the Chairman of the Board reviews the results of the evaluation with the CEO.

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Management Role in Executive Compensation

The PRC has approved processes to support the independent development and review of executive officer compensation as described below.

Chief Executive Officer Compensation

The CEO is not present when the PRC and the Board are making CEO compensation decisions based on the CEO’s performance and Cigna’s established enterprise goals. The Executive Vice President, Human Resources and Services and the compensation consultant attend this session at the request of the Committee.

Other Named Executive Officer Compensation

The PRC approves the compensation targets, base salaries, annual incentives and long-term incentives and similar arrangements for Cigna’s executive officers (including the named executive officers), with the exception of the CEO, whose compensation elements are determined by the PRC and the Board as described above. In order to determine total target compensation for the named executive officers, the compensation consultant presents to the PRC relevant market data prepared by Cigna’s compensation department and the compensation consultant. This relevant market data relates to base salary, annual incentive compensation, long-term incentive compensation and retirement programs for Cigna’s primary peer group and the broader industry (see page 36 for a discussion of the peer group). Generally, the Executive Vice President, Human Resources and Services presents any recommendations for changes to named executive officers’ compensation targets for the PRC’s consideration and approval, and the Vice President, Talent Optimization presents recommendations regarding compensation targets for the Executive Vice President, Human Resources and Services. For actual compensation decisions (payouts) regarding the named executive officers, Cigna’s CEO presents his recommendations to the PRC for its consideration. In making his recommendations, the CEO discusses Cigna’s performance and the individual officers’ performance. The Executive Vice President, Human Resources and Services is generally present for the discussion of compensation for named executive officers excluding himself.

Compensation Consultant Role in Executive Compensation

The PRC has the authority under its charter to engage the services of outside advisors for assistance. During 2011, the PRC engaged Pearl Meyer & Partners (PM&P) as its independent compensation consultant to advise the PRC on Cigna’s executive compensation programs. The primary role of the compensation consultant is to provide the PRC with objective analysis, advice and information and to assist the PRC in the performance of its duties; however, the PRC or Board ultimately makes all of the decisions related to determining the amount or form of executive compensation. These decisions may reflect factors and considerations other than the information and advice provided by the compensation consultant. At the request of the PRC, one or more representatives of PM&P attended all of the PRC meetings in 2011.

The PRC requests information and recommendations directly from PM&P as it deems appropriate in order to structure and evaluate Cigna’s compensation programs, practices and plans. As part of its engagement by the PRC, PM&P also works with and exchanges information with the Executive Vice President, Human Resources and Services and Cigna’s compensation department to support management’s executive compensation work for the PRC.

During 2011, PM&P provided the services described throughout the Compensation Discussion and Analysis (beginning on page 33) and also:

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evaluated the effect of Cigna’s equity programs on annual share use, burn rate (the number of shares awarded per year divided by the shares outstanding at the end of the year) and total dilution (the number of stock options and restricted stock outstanding, plus the number of shares available for grants under the Long-Term Incentive Plan, divided by the total number of shares of common stock outstanding), and advised the PRC in its determination of the maximum share limit for use in 2012;

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evaluated the long-term incentive structure including eligibility, award vehicles and mix, advising the PRC that the use of stock options and strategic performance shares for the executive officers continues to be aligned with market practice;

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evaluated the reasonableness and the rigor of the performance targets within Cigna’s Management Incentive Plan, considering historical performance for Cigna and the primary peer group, as well as analyst expectations; and

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reviewed the Compensation Discussion and Analysis section of the 2011 and 2012 proxy statements.

Cigna’s policy on compensation consultant independence, which applies to both the PRC’s (for executive compensation) and the CGC’s (for director compensation) engagement of compensation consultants, requires the compensation consultant be independent of the Company as assessed by the relevant committee each year. A compensation consultant is deemed independent under the policy if the compensation consultant:

•

is retained by the PRC or CGC, and reports solely to the PRC or CGC (as appropriate) for all services related to executive or director compensation; and

•

does not provide any services or products to the Company and its affiliates or management except with approval of the Chair of the PRC or CGC (as appropriate).

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In assessing the independence of compensation consultants, the PRC and/or CGC considers the nature and amount of work performed for the relevant committee during the year, the nature of any non-executive or director compensation services performed for the Company, and the amount of fees paid for those services in relation to the compensation consultant’s total revenues. The compensation consultant annually prepares for the PRC and/or CGC an independence letter providing appropriate assurances and confirmation of the compensation consultant’s independent status under the policy. The PRC regularly reviews and evaluates its compensation consultant engagement, and annually reviews the compensation consultant’s performance.

Compensation Consultant Role in Director Compensation

The CGC’s charter provides that the CGC will review the compensation of non-employee directors periodically, recommend changes to the Board, and assist in the administration of director compensation plans as authorized by the Board. The CGC reviews the non-employee director compensation program periodically for competitiveness and appropriateness of compensation levels and program design and may then make recommendations to the Board for action.

To help it fulfill its responsibilities, the CGC from time to time engages one or more compensation consultants. A compensation consultant engaged by the CGC is directly responsible to the CGC for advising it on non-employee director compensation and providing it with objective analysis and advice about benchmarking, pay policies and practices at competitors, potential tax consequences, compensation magnitude and mix, program structure, and alignment with shareholder interests; however, all decisions that determine the amount or form of director compensation are made by the full Board and may reflect factors and considerations other than the information and advice provided by a compensation consultant. The CGC may also engage a compensation consultant to advise it on industry practices and emerging trends in director compensation.

With respect to director compensation, the compensation consultant obtains from the Executive Vice President, Human Resources and Services and members of his staff, information needed to carry out its assignments, and from the General Counsel and members of her staff, information related to legal issues. At the request of the CGC, one or more representatives of a compensation consultant engaged by the CGC may attend certain CGC meetings to present information and recommendations and to be available to answer questions and advise the CGC.

During 2011, PM&P presented to the CGC a full review of Cigna’s directors’ compensation program, including the structure, pay mix and stock ownership guidelines and recommendations for changes. Following that review, the CGC implemented changes to the amount of the annual Board retainer and the pay mix, which are effective for 2012 and are described on page 26.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

This section describes the Company’s compensation program for its non-employee directors, including annual board and committee retainers, independent Chairman compensation, director stock ownership guidelines, stock ownership, the Director Compensation Table for fiscal year 2011, aggregate outstanding equity awards, and the director Deferred Compensation Plan. It also covers other benefits offered to directors. Finally, it describes director compensation programs and plans from previous years under which certain directors may continue to hold deferred share units, restricted share equivalents, and frozen retirement plans.

Annual Board and Committee Retainers

Annual retainers are part of a compensation program for non-employee directors that is regularly evaluated by the CGC against relevant market data provided by an independent compensation consultant. In 2011, each director received an annual Board Retainer of $225,000, payable in (1) cash, (2) common stock, (3) deferred stock units (DSUs) settled in cash or (4) DSUs settled in common stock, depending upon whether the director has met his or her stock ownership guidelines. In October 2011, the Board of Directors, upon recommendation from the CGC, approved certain changes to the director compensation program effective for 2012. These changes are described on page 26.

In 2011, new directors could choose to receive annual retainers in the forms available to other directors. If a director’s service starts after the annual meeting of shareholders, he or she receives a pro-rated annual Board Retainer, determined based on the number of calendar quarters during the year for which active service was provided for at least one day.

If a director elects to receive any portion of the annual Board Retainer in cash, it is paid quarterly. If a director elects to receive any portion of the annual Board Retainer in equity, it is granted in full on the first day of the open trading period during the second quarter.

If a director does not meet the stock ownership guideline of $500,000, a portion of the annual Board Retainer is paid as a mandatory equity award equal to the lesser of: (1) 50% of the annual Board Retainer or (2) the amount needed to meet the stock ownership guideline. The mandatory equity portion of the annual Board Retainer will generally be paid in the form of Cigna common stock, but directors may elect to receive it in the form of DSUs settled in cash, DSUs settled in Cigna common stock, or a combination.

During 2011, the CGC conducted a review of the compensation program for non-employee directors and considered relevant market data provided by PM&P, the independent compensation consultant. The CGC had not made any changes to the amount of non-employee director compensation since 2006. In October 2011, the Board of Directors, upon recommendation from the CGC, approved certain changes to the director compensation program. Beginning in 2012, each director will receive an annual Board retainer in the amount of $275,000. A portion ($180,000, which is approximately 66%) will be paid in Cigna common stock and the balance ($95,000, which is approximately 34%) of the annual Board retainer will be paid in cash.

Each director receives $10,000 annually for each committee membership (excluding the Executive Committee for which there is no retainer), and committee chairs receive an additional $5,000 annually for each committee chaired. These amounts are paid in cash in quarterly installments. There were no changes to the committee retainers for 2012 as a result of the CGC’s review of non-employee director compensation.

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The following chart shows the annual retainers of the Non-Employee Director Compensation Program in effect for 2011.

Retainer	Annual Amount	Method of Payment	Payment or Award Frequency	Additional Information
Board Retainer	$225,000	Cash, Cigna common stock, deferred stock units settled in cash, deferred stock units settled in Cigna common stock, or a combination.

Cash payments are made quarterly.

Common stock and deferred stock units are awarded annually.

Deferred stock units are paid in cash or Cigna common stock on the third anniversary of the award or upon separation from service, if earlier.

Each deferred stock unit provides for a future payment of one share of Cigna common stock or a cash payment equal to the fair market value of one share of Cigna common stock. Deferred stock units are entitled to dividend equivalents, which are treated as reinvested in additional deferred stock units.

Committee Membership Retainer	$10,000	Cash	Paid quarterly	—
Committee Chair Retainer	$5,000	Cash	Paid quarterly	This amount is paid to Committee Chairs in addition to their Board and Committee Membership Retainers.

As discussed above, the Board of Directors, upon recommendation from the CGC, approved certain changes to the director compensation program, including to the annual Board retainer, effective January 1, 2012. Committee membership and committee chair retainers were not increased for 2012.

The following chart shows the annual retainers of the Non-Employee Director Compensation Program in effect for 2012.

Retainer	Annual Amount	Method of Payment	Payment or Award Frequency	Additional Information
Board Retainer	$275,000	A portion ($180,000, or approximately 66%) payable in Cigna common stock and the balance ($95,000, or approximately 34%) in cash.	Paid quarterly	—
Committee Membership Retainer	$10,000	Cash	Paid quarterly	—
Committee Chair Retainer	$5,000	Cash	Paid quarterly	This amount is paid to Committee Chairs in addition to their Board and Committee Membership Retainers.

Independent Chairman Compensation

In addition to the annual Board Retainer, the independent Chairman of the Board, Isaiah Harris, Jr., received an annual Chairman retainer of $225,000. The Chairman retainer was determined by the CGC following a review of market analysis provided by PM&P and consideration of the continuing duties and responsibilities for this role. The CGC made no change to the amount or form of the Chairman Retainer for 2012.

Stock Ownership Guideline

Pursuant to the terms of the Non-Employee Director Compensation Program, directors are required to hold at least $500,000 in any combination of Cigna common stock, deferred common stock, deferred stock units, and restricted share equivalents. Messrs. Foss, Sullivan and Wiseman had not yet met the directors’ stock ownership guideline as of December 1, 2011. With the changes to the Non-Employee Director Compensation Program adopted for 2012, directors receive approximately 66% of the Annual Board Retainer in Cigna common stock, which means that each director will continue to make progress each year towards meeting the guideline.

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Director Compensation Table for Fiscal Year 2011

The table below includes information about 2011 compensation for non-employee directors, which consisted of cash and equity retainer payments, various share equivalent awards (listed below at their grant date fair value), matching charitable awards and company-paid life insurance premiums. Because the annual Board Retainer of $225,000 for each director may be paid in cash, Cigna common stock, deferred stock units or a combination of these payment vehicles (see page 26), annual Board Retainer payments are reflected below in the “Fees Earned or Paid in Cash” column, the “Stock Awards” column or both of these columns. Annual Committee Retainer payments are reflected in the “Fees Earned or Paid in Cash” column. The Director Compensation and the Director Aggregate Outstanding Equity Awards Tables that follow include 2011 information for Ms. Wait, who retired from the Board effective December 31, 2011. Mr. Cordani is the only management representative on the Board of Directors and does not receive additional compensation related to his service on the Board of Directors; his compensation is reflected in the Compensation Discussion and Analysis and Executive Compensation Tables sections beginning on pages 33 and 48, respectively.

Name (a)	Fees Earned or Paid in Cash ($) (b)(1)	Stock Awards ($) (c )(2)	All Other Compensation ($) (d)(3)	Total Compensation ($) (e)
Eric J. Foss(4)	66,250	56,250	4,136	126,636
Isaiah Harris, Jr.	225,000	225,000	1,323	451,323
Jane E. Henney, M.D.	245,000	-	6,563	251,563
Roman Martinez IV	188,750	56,250	1,323	246,323
John M. Partridge	137,500	112,500	5,711	255,711
James E. Rogers	25,000	225,000	770	250,770
Joseph P. Sullivan	132,500	112,500	5,450	250,450
Carol C. Wait	250,000	-	6,884	256,884
Eric C. Wiseman	240,330	4,670	799	245,799
Donna F. Zarcone	150,000	100,000	19,579	269,579
William D. Zollars	245,000	-	1,125	246,125

(1) Messrs. Partridge and Rogers, and Mmes. Wait and Zarcone each served as a committee chair and as a member of another committee. For all or a part of 2011, Messrs. Foss, Martinez, Sullivan, Wiseman and Zollars, and Dr. Henney each served as a member of two committees. Mr. Harris served as Chairman of the Board. For this service, Mr. Harris received a Chairman Retainer. See page 26 for additional information regarding the Board, Committee and Chairman Retainers. Director fees reflected in this column may be deferred by directors under the Director Deferred Compensation Plan, as discussed in “Deferral of Payments” on page 29.

(2) This column includes the aggregate grant date fair value of Cigna common stock and/or deferred stock units awarded to directors as part of their annual Board Retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, applying the same model and assumptions as Cigna applies for financial statement reporting purposes as described in Note 20 to Cigna’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (disregarding any estimates for forfeitures). See page 26 for additional information about the part of the annual Board Retainer granted in common stock or deferred stock units.

(3) This column includes:

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reinvested dividends on mandatory deferrals of deferred stock units and other share equivalents, and dividends paid in cash on Restricted Share Equivalents;

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matching charitable awards made by Cigna as part of its matching gift program (also available on a broad basis to Cigna employees) in the amount of $5,000 each for Dr. Henney, Messrs. Partridge and Sullivan, and Mmes. Wait and Zarcone; and $4,000 for Mr. Foss;

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the dollar value of company-paid life insurance premiums (also available on a broad basis to Cigna employees) for Messrs. Foss, Harris, Martinez, Partridge, Rogers, Sullivan, Wiseman, Dr. Henney, and Mmes. Wait and Zarcone; and

•

for Ms. Zarcone, company-paid premiums for family medical/dental insurance and business travel accident insurance in the amount of $13,172. These benefits are available on a broad basis to Cigna employees.

This column does not include the value of premiums, if any, paid by the directors for additional life insurance, medical/dental care programs, long-term care, property/casualty personal lines, and various other insurance programs that are also available on a broad basis to Cigna employees and are described on page 30.

(4) Mr. Foss became a director in July 2011, therefore, the compensation amounts reflect service for a portion of the year.

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Director Stock Ownership

Common Stock, Stock Unit, Share Equivalent, Hypothetical and Deferred Stock Ownership

The table below shows each independent director’s total ownership stake by listing the total holdings of Cigna common stock plus any share equivalents, stock units, deferred common stock and hypothetical shares of Cigna stock credited to a director’s deferred compensation account as of December 31, 2011 and the total value of such holdings, based on Cigna’s stock price on December 31, 2011, which was $42.00. This table includes stock ownership for Ms. Wait, who retired from the Board effective December 31, 2011. Mr. Cordani is the only management representative on the Board of Directors and his stock ownership is listed in the Executive Compensation Tables beginning on page 48 and the Stock Held by Directors, Nominees and Executive Officers Table on page 75.

Name	Common Stock	Restricted Share Equivalents, Deferred Stock Units, Hypothetical Shares of Cigna Stock, and Deferred Shares of Cigna Stock(1)	Total Stock Ownership	Total Stock Ownership Value ($)
Eric J. Foss	1,302	-	1,302	54,684
Isaiah Harris, Jr.	-	43,222	43,222	1,815,324
Jane E. Henney, M.D.	-	45,950	45,950	1,929,900
Roman Martinez IV	3,000	46,069	49,069	2,060,898
John M. Partridge	2,372	9,977	12,349	518,658
James E. Rogers	-	33,542	33,542	1,408,764
Joseph P. Sullivan	-	5,832	5,832	244,944
Carol Wait	-	49,304	49,304	2,070,768
Eric C. Wiseman	-	7,365	7,365	309,330
Donna F. Zarcone	2,000	28,002	30,002	1,260,084
William D. Zollars	-	29,788	29,788	1,251,096

(1) Restricted share equivalents, granted under the Restricted Share Equivalent Plan, are described on page 30; deferred stock units, awarded as a portion of the Board and/or Chairman Retainers, are described on page 26; hypothetical shares of Cigna common stock, credited to a director’s deferred compensation account under the Director Deferred Compensation Plan are described on page 29; and deferred common stock, awarded as a part of the Board and/or Chairman Retainers, is described on page 26.

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2011 Director Aggregate Outstanding Equity Awards Table

This table lists each director’s total number of share equivalent awards outstanding on December 31, 2011. The table does not include any Cigna common stock purchased by a director, and deferred Cigna common stock resulting from deferred stock units settled in Cigna common stock, or any share equivalents resulting from voluntary deferral of cash compensation invested in the Cigna stock fund.

Name	Deferred Common Stock(1)	Deferred Stock Units(2)	Restricted Share Equivalents(3)	Compensation Required to be Invested in Hypothetical Stock(4)	Hypothetical Shares of Common Stock(5)	Total Deferred Common Stock, Deferred Stock Units and Other Share Equivalents
Eric J. Foss	-	-	-	-	-	-
Isaiah Harris, Jr.	-	11,298	13,500	328	-	25,126
Jane E. Henney, M.D.	-	13,426	13,500	1,482	4,833	33,241
Roman Martinez IV	-	11,169	13,500	328	-	24,997
John M. Partridge	-	9,977	-	-	-	9,977
James E. Rogers	11,660	6,529	-	-	-	18,189
Joseph P. Sullivan	-	5,832	-	-	-	5,832
Carol C. Wait	-	6,529	-	9,774	18,063	34,366
Eric C. Wiseman	-	7,365	-	-	-	7,365
Donna F. Zarcone	-	11,713	13,500	731	2,058	28,002
William D. Zollars	-	6,529	13,500	731	2,058	22,818

(1) This column includes the equity portion of the 2011 (and any previous year’s) Board Retainer granted in Cigna common stock and further deferred under the Director Deferred Compensation Plan (see page 26 for additional information about the Board Retainers).

(2) This column includes the equity portion of the 2011 (and any previous year’s) annual Board Retainer granted in Cigna deferred stock units and any related dividend equivalents (see page 26 for additional information about the annual Board and Chairman Retainers).

(3) This column includes restricted share equivalents granted under the Restricted Share Equivalent Plan. See page 30 for additional information about these grants.

(4) This column includes hypothetical shares of Cigna common stock acquired pursuant to a pre-2006 requirement that directors invest or defer a portion of their Board Retainer in shares of hypothetical Cigna common stock as well as any reinvested hypothetical dividends earned on hypothetical shares.

(5) This column includes hypothetical shares of Cigna common stock credited to directors’ restricted deferred compensation accounts under the terms of the retirement plan in effect between 1997 and 2005 as described on page 31.

All units and other share equivalents are fully vested with the exception of the 13,500 restricted share equivalents granted under the Restricted Share Equivalent Plan to each of Dr. Henney, Mmes. Wait and Zarcone and Messrs. Harris, Martinez and Zollars described on page 30. The number of share equivalents resulting from voluntary deferrals of cash compensation invested into the Cigna stock fund for Mr. Harris equals 18,096; for Dr. Henney equals 12,709; for Mr. Martinez equals 13,862; for Mr. Rogers equals 8,143; for Ms. Wait equals 14,938; and for Mr. Zollars equals 6,970. The number of shares of deferred Cigna common stock resulting from deferred stock units settled in equity equals 7,210 for both Messrs. Martinez and Rogers. These amounts are not included in the table above.

Deferral of Payments

Directors may elect to defer the payment of their annual Board and Committee Retainers beyond their designated payment date under the Deferred Compensation Plan of 2005 for Directors of Cigna Corporation (Director Deferred Compensation Plan). Under the Director Deferred Compensation Plan, any portion of the annual Board or Committee Retainers that is voluntarily deferred is credited to a director’s deferred compensation account. Amounts deferred that would have been payable in common stock are credited as a number of shares of hypothetical common stock and ultimately paid in shares. For deferred cash compensation, directors are offered a choice of hypothetical funds whose rates of return, gains and losses are credited to that account. Subject to limitations under Section 16 of the Securities Exchange Act of 1934 and Cigna’s insider trading policy, directors who participate in the Director Deferred Compensation Plan can make deferral elections on an annual basis and change their hypothetical investment allocations for cash deferrals once per quarter. The funds offered to directors include a hypothetical Cigna stock fund and other funds that are selected from those offered to all Cigna employees under the Cigna 401(k) Plan. Directors may elect to receive payments under the Director Deferred Compensation Plan in a lump sum or in installments. The payments are made in a lump sum or installments beginning in January of the year following separation from service as a director or a specified year while still in service.

Amounts deferred under the Director Deferred Compensation Plan are not subject to forfeiture. Deferred compensation balances are a general unsecured and unfunded obligation of the Company.

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Insurance Coverage

Cigna offers to each non-employee director, at no cost to him or her, group term life insurance coverage in the amount of the annual Board Retainer ($225,000 during 2011), and business travel accident insurance coverage in the amount of three times the annual Board Retainer ($675,000 during 2011). Directors may purchase or participate in, through the payment of premiums on an after-tax basis, additional life insurance, medical/dental care programs, long-term care, property/casualty personal lines, and various other insurance programs available on a broad basis to Cigna employees. In addition, directors may elect to purchase worldwide emergency assistance coverage. This program provides international emergency medical, personal, travel and security assistance, and is also currently available to Cigna executive officers and certain other Cigna employees who frequently travel abroad for business.

Each non-employee director whose service started before January 1, 2006 is eligible, upon separation from service with at least nine years of Board service, to continue to (1) participate for two years in the medical/dental care programs currently offered by Cigna to retired employees, through the payment of premiums by the director on an after-tax basis, and (2) use for one year, financial planning and tax preparation services in the amount of up to $6,500, paid by Cigna. Cigna will also provide eligible retired directors, at no cost to the director, with $10,000 of group term life insurance coverage for life. In addition, all directors may, at their own expense and if otherwise eligible, continue other life insurance, long-term care insurance and property/casualty personal lines insurance pursuant to the terms of the applicable policies. New directors whose service on the Board started after January 1, 2006 are not eligible for these benefits.

Financial Planning and Matching Charitable Gift Program

Non-employee directors may participate in the same financial planning and tax preparation program available to Cigna executive officers. Under this program, Cigna will make direct payments or reimburse directors for financial planning services that are provided by firms designated by Cigna and for tax preparation services. Non-employee directors may also participate in the matching charitable gift program available to Cigna employees, under which Cigna will make a matching charitable gift of up to $5,000 annually.

Director Compensation Program 2006-2009

Effective from 2006 through 2009, each director received an annual Board Retainer initially valued at $225,000. Of that amount, $75,000 was fixed compensation paid in cash, and $150,000 was mandatorily deferred for three years in the form of deferred stock units, whose value tracks that of Cigna common stock. After shareholder approval of the Directors Equity Plan in 2010, directors were offered the opportunity to elect to settle outstanding deferred stock units in shares of Cigna common stock. The number of deferred stock units awarded to a director each quarter was determined based on the closing price of Cigna common stock on the last business day of the second month of that quarter. Dividend equivalents are credited on deferred stock units and treated as reinvested in additional whole deferred stock units. Three years after the original award, the payout per awarded stock unit is calculated based on the closing price of Cigna common stock on the last business day of the second month of the quarter in which the third anniversary of the grant date falls, and payment is made in cash the following month. If service as a director ends during the three-year deferral period, valuation and payment would be made in the quarter following separation from service on the same basis as described above.

The deferred stock units awarded under the Non-Employee Director Compensation Program in effect from 2006 through 2009 are not subject to forfeiture and are a general unsecured and unfunded obligation of the Company.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 32

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Amended and Restated Restricted Share Equivalent Plan for Non-Employee Directors

From 1989 to 2005, non-employee directors were awarded a one-time grant upon joining the Board of Directors. Directors who joined the Board before October 1, 2004 received a grant of shares of Cigna restricted common stock, and directors who joined the Board after October 1, 2004, received a grant of restricted share equivalents. These grants were made under the Amended and Restated Restricted Share Equivalent Plan for Non-Employee Directors of Cigna Corporation (Restricted Share Equivalent Plan). Effective January 16, 2006, the Restricted Share Equivalent Plan was frozen and no new awards were made to anyone joining the Board of Directors after that date.

The provisions of the Restricted Share Equivalent Plan provide for the vesting of restricted share equivalents issued under the plan on the later of: (1) six months after the date of grant; or (2) the earliest of nine years of continuous service on the Board, attainment of age 65, change of control, death or disability of the director. However, if a director’s resignation is accepted because he or she failed to receive the required majority vote for reelection and the director’s restricted share equivalents have not yet vested, then a prorated portion of the director’s restricted share equivalents, determined by the number of complete months the director served on the Board, shall vest effective as of the date of the director’s resignation. As a result of the resignation or any other termination of service as a director before vesting, any unvested restricted share equivalents are forfeited, except to the extent that a majority of the Board of Directors (other than the separating director) approves their vesting.

As of the end of 2011, Messrs. Harris, Martinez and Zollars, Dr. Henney and Ms. Zarcone each have 13,500 unvested restricted share equivalents under the Restricted Share Equivalent Plan. Payment of the value of vested restricted share equivalents is made in cash after a director’s separation from service. The payout is calculated based on the closing price of Cigna common stock on the director’s last business day of service with Cigna, and payment is made in cash within 45 days thereafter.

Each year that a restricted share equivalent is outstanding under the Restricted Share Equivalent Plan, a director receives a payment equal to the amount of any dividends declared and paid on a share of Cigna common stock during that year (to the extent that the record date for any such dividend occurs while the restricted share equivalent is outstanding).

Frozen Retirement Plan

Cigna directors who served on the Board before December 31, 2005 participated in a retirement plan that replaced a retirement plan that had been frozen December 31, 1996. Under the revised plan, an annual credit was made to a restricted deferred compensation account established for each director. This revised retirement plan was available to directors who were not fully vested in the former retirement plan when it was frozen on December 31, 1996 and to those who joined Cigna’s Board after 1996, but before December 31, 2005. In addition to the annual credit, a one-time credit equal to the director’s accumulated unvested benefits under the former retirement plan was made in 1997 to those directors who had not vested in the former plan. The amounts credited to a director’s restricted deferred compensation account under the revised retirement plan were invested in hypothetical shares of Cigna common stock. The per share price for the one-time credit in 1997 was equal to the average closing price of Cigna common stock over the last ten business days of 1996.

For each hypothetical share in a directors’ restricted deferred compensation account, hypothetical dividends equal to the amount of actual dividends paid on shares of Cigna common stock are credited to a director’s deferred compensation account and are hypothetically reinvested in one or more of the available hypothetical funds.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 33

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INFORMATION ABOUT ITEM 2.

ADVISORY APPROVAL OF CIGNA’S EXECUTIVE COMPENSATION

Cigna is seeking your approval of an advisory resolution on the 2011 compensation for the named executive officers as reported in this proxy statement. The Company has a pay-for-performance compensation philosophy that includes a focus on long-term incentives. In making determinations regarding compensation of Cigna’s named executive officers, the People Resources Committee (PRC) and the Board are guided by an established compensation philosophy and the following key compensation program goals:

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reward the creation of long-term value for Cigna shareholders and align the interests of the Company’s executives with those of its shareholders;

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emphasize performance-based short-term and long-term compensation;

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motivate executives to deliver superior results, with appropriate consideration of risk while maintaining commitment to the Company’s ethics and values;

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reward the achievement of long-term financial results more heavily than the achievement of short-term results, with greater rewards for sustained, long-term performance; and

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provide market-competitive compensation opportunities designed to attract and retain highly skilled executives.

These compensation goals were applied in the PRC’s compensation determinations for Cigna’s executive officers in 2011, and the compensation outcomes for the named executive officers described throughout the proxy statement reflect Cigna’s strong financial performance and results in 2011. Specifically, Cigna performed well against the performance goals established under its annual incentive plan, highlighted by the performance with respect to adjusted income from operations. In determining the compensation for the named executive officers, the PRC took into consideration these strong enterprise results as well as significant individual performance contributions from each of the named executive officers.

To achieve the goals listed above, the PRC uses a number of strong governance practices and controls in making executive compensation decisions, including:

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Paying for Performance – The PRC conducts an annual pay-for-performance review, facilitated by the compensation consultant, during which the PRC assesses the relationship between the Company’s results and the compensation awarded to executive officers.

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Aligning Interests of Executives and Shareholders – Under the Long-Term Incentive Plan, executives are compensated for creating long-term growth for Cigna shareholders. Stock options and strategic performance shares (SPSs) are not fully vested until the end of three-year performance periods, and the payout of SPSs is based on relative total shareholder return, revenue growth, and adjusted income from operations growth. Shareholder interests are also aligned with the operation of the Management Incentive Plan, which is designed to motivate executives to achieve the Company’s annual financial goals, and also provides that if the Company misses the performance threshold, no annual incentives will be paid under the Plan.

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Emphasizing Performance-Based and Long-Term Compensation – In 2011, performance-based compensation represented approximately 91% of total target direct compensation for the CEO, and on average 77% of total target direct compensation for all other active named executive officers. Of the CEO’s target performance-based compensation, 83% represented long-term incentive compensation. On average, 76% of the other active named executive officers’ target performance-based compensation was in the form of long-term incentives.

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Using an Independent Compensation Consultant – The PRC regularly retains an independent compensation consultant to the PRC to advise on market practices and facilitate evaluation of the relationship between the compensation of the Company’s executive officers and the Company’s performance.

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Conducting Market Analysis and Alignment – The PRC regularly reviews market analysis regarding compensation of Cigna’s named executive officers and generally aligns target compensation to the 50th percentile of that market data (with superior pay awarded for superior performance).

Disclosure related to the compensation of Cigna’s named executive officers in 2011 appears in the Compensation Discussion and Analysis section beginning on page 33 and the Executive Compensation Tables section of this proxy statement beginning on page 48. You are encouraged to review this information before casting your vote on this item. Additional information is also included in the Proxy Summary beginning on page 4.

In accordance with the rules under Section 14A of the Securities Exchange Act, as amended (the Exchange Act) we are asking shareholders to approve the following advisory resolution at the Annual Meeting:

Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Executive Compensation Tables and accompanying narrative disclosure.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 34

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Because your vote is advisory, it will not be binding upon the Board. Although non-binding, the PRC values the opinions of our shareholders and will review and consider the voting results when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that shareholders vote FOR advisory approval of the Company’s executive compensation.

REPORT OF THE PEOPLE RESOURCES COMMITTEE

The People Resources Committee of the Board of Directors (PRC) reviewed and discussed with Cigna’s management the following Compensation Discussion and Analysis (CD&A). Based on this review and discussion, the PRC recommended to the Board of Directors that the CD&A be included in this proxy statement and be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission. The Board accepted the PRC’s recommendation.

People Resources Committee:

James E. Rogers, Chairman

Roman Martinez IV

Joseph P. Sullivan

William D. Zollars

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 35

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COMPENSATION DISCUSSION AND ANALYSIS

Objectives and Philosophy

Cigna’s compensation philosophy supports our business strategy and adheres to the following key goals:

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reward the creation of long-term value for Cigna shareholders and align the interests of the Company’s executives with those of its shareholders;

•

emphasize performance-based short-term and long-term compensation;

•

motivate executives to deliver superior enterprise results, with appropriate consideration of risk while maintaining commitment to the Company’s ethics and values;

•

reward the achievement of favorable long-term financial results more heavily than the achievement of short-term results, with greater rewards for sustained, long-term performance; and

•

provide market-competitive compensation opportunities designed to attract and retain highly skilled executives.

To achieve the key goals of Cigna’s compensation philosophy, the PRC uses a number of strong governance practices and controls in making executive compensation decisions, including:

•

Paying for Performance – The PRC conducts an annual pay-for-performance review, facilitated by the compensation consultant, during which the PRC assesses the relationship between the Company’s results and the compensation awarded to executive officers.

•

Aligning Interests of Executives and Shareholders – Under the Long-Term Incentive Plan, executives are compensated for creating long-term growth for Cigna shareholders. Stock options and strategic performance shares (SPSs) are not fully vested until the end of three-year performance periods, and the payout of SPSs is based on measures of relative total shareholder return, revenue growth, and adjusted income growth. Shareholder interests are also aligned with the operation of the Management Incentive Plan, which is designed to motivate executives to achieve the Company’s annual financial goals, and also provides that if the Company misses the performance threshold, no annual incentives will be paid under the Plan.

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Emphasizing Performance-Based and Long-Term Compensation – In 2011, performance-based compensation represented approximately 91% of total target direct compensation for the Chief Executive Officer (CEO), and on average 77% of total target direct compensation for all other active named executive officers. Of the CEO’s target performance-based compensation, 83% represented long-term incentive compensation. On average, 76% of the other active named executive officers’ target performance-based compensation was in the form of long-term incentives.

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Using an Independent Compensation Consultant – The PRC regularly retains an independent compensation consultant to the PRC to advise on market practices and facilitate evaluation of the relationship between the compensation of the Company’s executive officers and the Company’s performance.

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Conducting Market Analysis and Alignment – The PRC regularly reviews market analysis regarding compensation of Cigna’s named executive officers and generally aligns target compensation to the 50th percentile of that market data (with superior pay awarded for superior performance).

Best Practices

Cigna seeks to be a leader in compensation governance practices. The PRC regularly considers competitive market trends and strives to understand the views of shareholders when adopting emerging compensation best practices or considering changes to existing policies. Examples of the Company’s executive compensation governance practices include:

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no tax gross-up benefits upon a change of control;

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“double trigger” vesting of equity awards following a change of control (requiring termination of employment);

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a disgorgement of awards (or “clawback”) policy beyond the mandates of Sarbanes-Oxley that includes annual incentive, stock option and SPS awards so that incentive compensation awarded to named executive officers can be recouped in the event of a restatement of the Company’s financials, the executive’s termination on certain grounds or the executive’s violation of restrictive covenants;

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robust stock ownership guidelines and holding requirements for equity awards and a prohibition against hedging, to promote alignment of officers’ interests with shareholders;

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management of Cigna’s equity plan share use, burn rate and total dilution to determine an annual maximum share usage limit, which has been below the maximum limits of the Long-Term Incentive Plan; and

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limited perquisites provided to executive officers.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 36

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Results of Shareholder Vote on Executive Compensation

At the 2011 annual meeting, shareholders cast advisory votes on the 2010 compensation of the Company’s named executive officers (“say-on-pay”) and on the frequency of future say-on-pay votes (“say-on-pay vote frequency”). Shareholders voted to approve the say-on-pay proposal, with 74% of votes cast in favor, and expressed their preference that future say-on-pay votes be held on an annual basis, with 71% of votes cast for this frequency. With respect to the say-on-pay vote frequency proposal, the PRC and the full Board took the shareholder vote into account and decided that future say-on-pay votes would be held annually (the Board’s original recommendation at the 2011 annual meeting had been to hold say-on-pay votes triennially). Although last year’s annual meeting took place after the 2011 executive compensation program was established, the Board and the PRC take the results of the “say-on-pay” vote into account in the ongoing design and administration of the Company’s executive compensation programs. With voting results being positive, the Board and the PRC do not expect to make any major changes to the Company’s executive compensation programs. However, to better understand these voting results, Cigna increased its shareholder outreach efforts, seeking feedback from shareholders and insight on the factors motivating the say-on-pay vote.

Management reached out to many of Cigna’s largest shareholders, with several agreeing to have discussions with Cigna. During these meetings, management had the opportunity to discuss Cigna’s governance and compensation practices and programs, and to listen to shareholders’ perspectives. The tone of these meetings was positive, with shareholders generally indicating support for Cigna’s programs and previous proxy statements. There was no explanation that emerged as to why last year’s “say-on-pay” voting results were not higher than 74%, and no issues were raised in these meetings that suggested the PRC should make changes to Cigna’s executive compensation program. Management reported back to the Board of Directors and its committees on these shareholder discussions.

Company Performance in 2011

Cigna had a very strong 2011, driven by effective execution of the Company’s strategy and reflecting the strength of our global diversified portfolio of businesses. You are encouraged to review our Annual Report on Form 10-K for more complete financial information.

In 2011, consolidated revenues increased 4% from $21.2 billion to $22.0 billion, primarily reflecting solid growth in the Company’s strategically targeted U.S. and international customer segments of its ongoing health care, disability and life, and international businesses. In addition, the increase in consolidated revenue reflects the effect of the programs to hedge equity and growth interest rate exposures in the Company’s run-off reinsurance operations. These increases were partially offset by the exit from certain non-strategic markets (primarily the Medicare Advantage Individual Private Fee For Service (Medicare IPFFS) business).

Adjusted income from operations* increased 12% from $1.277 billion in 2010 to $1.428 billion in 2011, continuing to demonstrate the value of the Company’s diversified portfolio of businesses, resulting in strong earnings contributions from each of the Company’s ongoing businesses. These results were achieved primarily as a result of continued growth, effective execution of the Company’s business strategy and low medical services utilization trend in the health care business. Shareholders’ income from continuing operations decreased by 1% in 2011 from $1.345 billion to $1.327 billion, reflecting higher losses in the Guaranteed Minimum Income Benefits business (which is part of the Company’s run-off reinsurance segment) principally reflecting lower interest rates, substantially offset by higher overall earnings from the Company’s ongoing businesses.

* Adjusted income from operations is not a financial measure calculated in accordance with accounting principles generally accepted in the U.S. (GAAP). See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Consolidated Results of Operations” on page 54 of our Annual Report on Form 10-K for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, which is shareholders’ income from continuing operations.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 37

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Snapshot of Major Compensation Program Elements in 2011

While the components of our compensation program are discussed in detail beginning on page 37, the following is a snapshot of the three primary compensation elements that comprise total direct compensation:

Compensation Element	Objective	Key Features
Base Salary (page 38)	Base salary represents the fixed portion of an executive officer’s total compensation package.

•

Base salary levels are set based on both: (1) competitive market data; and (2) individual performance.

•

A competitive range for the relevant market data is recommended by PM&P, and is defined as within 15% of the 50th percentile of the primary market reference.

•

The individual performance of named executive officers, like all employees, is assessed annually. Base salary merit increases may be made based on updated relevant market data, individual performance assessments and business affordability.

Annual Incentives (page 38)	Cigna uses performance-based annual incentive awards to recognize achievement of annual enterprise results versus goals and individual performance accomplishments and contributions.

•

Annual incentives are paid primarily under the Management Incentive Plan (MIP). The PRC annually approves:

(1) enterprise performance measures and goals; and

(2) funding levels for actual awards under the MIP.

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Total cash compensation (base salary plus annual incentive) is targeted at the 50th percentile of the primary market reference.

•

Subject to certain limits described below, the actual award for an eligible employee can range from 0% to 200% of the individual’s target and is paid in the first quarter following the end of the performance year.

Long-Term Incentives (page 41)

Cigna’s long-term incentive (LTI) program, also considered performance-based compensation, is designed to:

(1) motivate and reward executive behaviors and accomplishments that lead to Cigna’s long-term growth and profitability;

(2) align the interests of executives with shareholders through equity compensation tied to Cigna stock price performance; (3) align compensation with Cigna’s pay-for-performance strategy; and

(4) attract and retain highly skilled executives by providing competitive LTI opportunity with vesting over multiple years.

In accordance with Cigna’s compensation strategy for executives, the predominant portion of an executive officer’s compensation opportunity is tied to the long-term success of the Company.

An executive officer can receive from 0% to 200% of his or her individual LTI target based on enterprise and individual performance.

•

Stock Options — Represents a portion of the LTI award for executive officers in 2011. Typically, stock options represent 50% of the LTI awards.

The actual realized value of stock options depends upon stock price appreciation (if any) over the term of the option, which is 10 years.

Stock options generally vest in equal installments over three years beginning on the first anniversary of the grant. The annual grant is made in the first quarter.

•

Strategic Performance Shares (SPSs) — Represents a portion of the LTI award for executive officers in 2011. Typically, SPSs represent 50% of the LTI awards.

SPSs have a three-year performance period and are denominated in shares of Cigna common stock. At the end of the three-year performance period, the number of shares awarded is based on performance against pre-established goals, including performance versus Cigna’s competitors.

The SPSs earned and actually issued to eligible executives are based on enterprise and individual performance and will range from 0% to 200% of the SPSs awarded at the beginning of the performance period.

•

Strategic Performance Units (SPUs) — Prior to 2010, the Company awarded SPUs as a portion of its LTI awards. SPUs are performance awards denominated in units that can be paid in cash or shares of Cigna common stock or a combination thereof. SPU value is based on Cigna’s performance over a three-year period measured against pre-established criteria, including performance versus Cigna’s competitors.

Although SPUs are no longer awarded as part of Cigna’s annual long-term incentive awards, many of the named executive officers continue to have outstanding SPUs from prior years’ awards and transitional awards were made for new hires and promotions in 2011.

Executive Compensation Policies and Practices

Cigna’s executive compensation policies and practices, including the PRC’s use of relevant market data, peer groups, and factors considered in determining target pay mix and target compensation are described below. For information on the oversight of the Executive Compensation Program, see “Processes and Procedures for Determining Executive and Director Compensation” beginning on page 23.

This Compensation Discussion and Analysis (CD&A) section and the Executive Compensation Tables that follow describe compensation decisions regarding Cigna’s named executive officers, including certain executives who have left Cigna and executives who joined the Company during the year. In 2011, Cigna experienced changes in the executive leadership team, including the departure of Carol Ann Petren, General Counsel, and Bertram L. Scott, President, U.S. Commercial Markets. Nicole S. Jones was appointed General Counsel in June 2011 and Ralph J. Nicoletti was appointed as the Chief Financial Officer (CFO) in June 2011, following Thomas A. McCarthy who served as acting CFO from September 2010 until June 2011.

Pursuant to Securities and Exchange Commission rules, compensation information regarding Ms. Petren and Messrs. McCarthy and Scott is included in certain tables and descriptions, as applicable. However, where the PRC did not assess compensation for these individuals—for Mr. McCarthy, because he was no longer serving as the acting CFO, or for Mr. Scott or Ms. Petren because they were no longer with the Company—their compensation is not described or included the table.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 38

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Relevant Market Data

The PRC establishes target and actual compensation levels for the named executive officers based on a variety of factors including the practices of the Company’s primary peer group (Primary Peer Group), which is comprised of organizations in the market in which Cigna competes for capital, customers and talent, as well as (in some circumstances) published survey data.

The Primary Peer Group was established during 2009, and in 2010 the PRC approved the Primary Peer Group, effective for the determination of target pay mix, target compensation and compensation plan design beginning in 2010 (see page 37). The Primary Peer Group includes diversified insurance and health services companies and companies with larger or expanding global operations because these companies are the organizations with which Cigna currently competes for capital, customers and talent. The chart below lists the companies included in Cigna’s Primary Peer Group.

Primary Peer Group
Aetna, Inc.	Humana, Inc.
Coventry Health Care, Inc.	WellPoint, Inc.
Health Net, Inc.	Medco Health Solutions, Inc.
Express Scripts Inc.	MetLife
Aflac Incorporated	ACE Limited
Unum Group	The Hartford Financial Services Group, Inc.

Cigna also has a secondary peer group (Secondary Peer Group), which is used as an additional reference point for compensation target setting and reviews, but is not the sole or primary market reference for any of the named executive officers. The Secondary Peer Group consists of the following companies: Aetna, Coventry Health Care, Health Net, Humana, UnitedHealth Group and WellPoint. As described further on page 50, Cigna used the Secondary Peer Group within the 2009-2011 SPU program to evaluate Cigna’s relative total shareholder return because the Secondary Peer Group was Cigna’s primary peer group at the time the performance goals were established for the program. Within the SPS program (which was introduced in 2010), Cigna’s total shareholder return is measured against the Primary Peer Group.

Cigna uses publicly available information disclosed in proxy statements and other filings with the Securities and Exchange Commission pertaining to these companies’ compensation practices, for benchmarking compensation levels, evaluating pay practices and assessing the alignment of rewards and performance for the named executive officers.

To determine executive officer compensation targets, the PRC reviews the Primary Peer Group and Secondary Peer Group data, and when there is a lack of publicly available information for an executive officer role, the PRC also reviews published survey data (Survey Data) for companies in the health care and group insurance businesses, as well as companies with similar revenue size (approximately 1/2 to 2 times Cigna’s revenues). The data for individual companies participating in these surveys is not relied upon in any material manner in the decision making process.

Survey Data is reviewed for all named executive officer roles, but where publicly available information for the Primary Peer Group exists, the publicly available data is used as the primary market reference. In cases where the critical skills and abilities of the position are either unique to another industry or applicable on a broader all-industry basis, Cigna uses unique reference groups, rather than the Primary Peer Group, as either the primary or an additional secondary reference point for compensation target recommendations. PM&P generally assists the PRC by compiling and analyzing publicly available information for the executive officer roles, by reviewing Survey Data for executive officers compiled by Cigna’s internal compensation department and making recommendations. See “Compensation Consultant Role in Executive Compensation” beginning on page 24 for a description of the other services performed by the Compensation Consultant for the PRC.

The specific primary market references currently used by the PRC in determining compensation targets for each of the named executive officers are set forth below:

Named Executive Officer	Primary Market Reference
David M. Cordani	Primary Peer Group— Functional Role Match (CEO)
Ralph J. Nicoletti	Primary Peer Group— Functional Role Match (CFO)
Nicole S. Jones	Primary Peer Group– Functional Role Match (General Counsel)
John M. Murabito(1)	Survey Data — Functional Role Match (Top Administrative Executive and Top HR Executive)
Matthew G. Manders(2)	Primary Peer Group - Proxy Named Executive Officer Rank Match

(1) An additional benchmark, a subset of S&P 500 companies with Top Human Resources executives included in their proxies, reflecting 11 companies, also is used as a reference point in setting Mr. Murabito’s compensation.

(2) Given Mr. Manders’ role in the organization and the lack of a sufficient number of functional role matches within the proxy data, PM&P advised that a functional role match from Survey Data is less relevant than named executive officer information from the Primary Peer Group.

Cigna used multiple surveys, and benchmarks within the surveys, in the development of the Survey Data that is used as the primary market reference for Mr. Murabito. Primary Peer Group data was not available; therefore, the Survey Data was used as the primary market reference. Additional detail on the Survey Data is provided in Appendix A, beginning on page 78. The benchmarks are selected based on similarity to the responsibilities inherent in the roles.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 39

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Factors Considered in Determining Target Pay Mix and Target Compensation

Cigna’s executive compensation programs are designed to: (1) place greater emphasis on performance-based compensation rather than fixed compensation; and (2) with respect to the different types of performance-based compensation, place more weight on long-term incentives than annual incentives.

As illustrated in the charts below, performance-based compensation represents approximately 91% of Mr. Cordani’s total target direct compensation, including 76% in long-term incentives and 15% in annual incentives. On average, performance-based compensation represents 77% of total target direct compensation for the other active named executive officers, including an average of 58% in long-term incentives and 19% in annual incentives.

The PRC approves base salary and targets for annual incentives and long-term incentives for each named executive officer annually. The “competitive range” for compensation is considered to be within 15% of the 50th percentile of the relevant market data being used for comparison purposes. Based on the relevant market data included in the report prepared by PM&P for the PRC’s December 2011 meeting, the target total direct compensation (base salary, annual incentive target, and long-term incentive target) for each of the named executive officers may be outside of the competitive range of the 50th percentile of the primary market reference due to factors such as, but not limited to, tenure in role, range of data within the applicable market reference, and/or prior compensation. For each of the named executive officers, there may be variation in the target pay mix, such that target amounts for individual compensation elements may be above or below the competitive range of the 50th percentile for the individual element.

Target total direct compensation was within the competitive range for the CEO and all other active named executive officers except for Messrs. Nicoletti (whose was below the range) and Murabito (whose was above the range). Mr. Nicoletti’s target total direct compensation is below competitive market data and in late 2011, the PRC approved changes to his 2012 targets for certain compensation elements to align with the market reference. Mr. Murabito’s target total compensation is above the competitive range of both the primary and additional market references, due to the key role that the Executive Vice President, Human Resources and Services plays in execution of the Company’s strategic goals, as compared to the organizations in Cigna’s Primary Peer Group.

Tally Sheets

The Company prepares tally sheets for all of its executive officers for review by the PRC twice a year (when targets are being reviewed and prior to annual compensation award decisions) to inform the PRC as it determines whether executive compensation decisions are appropriate in the context of Cigna’s compensation philosophy and performance. At the PRC’s request, the tally sheets were updated in 2011 with input from PM&P, to provide more robust information for the PRC’s use. Tally sheets summarize historical actual and target compensation, current target compensation opportunity, outstanding equity (stock options, restricted stock and SPS) and SPU holdings, retirement and deferred compensation values, and potential payouts upon termination of employment.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 40

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Elements of Compensation

The Company’s 2011 Executive Compensation Program consists of three elements: (1) base salary, (2) annual incentives, including the Management Incentive Plan (MIP), and (3) long-term incentives, including stock options and SPSs.

Base Salary

Base salary levels are reviewed annually and may be adjusted based on relevant market data and an assessment of an executive’s skills, role, and performance contributions, including the demonstration of Cigna leadership behaviors and core values.

Minimal increases were made to named executive officer base salaries in 2011 as part of the annual merit increase process. These merit increases were based on market analysis and individual performance assessments. During 2011, salary increases were also made for Mr. Manders, in association with his promotion to President, Regional and Operations, and Mr. McCarthy, relating to his VP, Finance role.

Base salary levels are included below, including adjustments. Base salaries listed below may differ from the values reported in the Summary Compensation Table on page 48, due to the timing of such changes.

Named Executive Officer	2010 Annual Base Salary ($)	2011 Annual Base Salary ($)	% Change
David M. Cordani	1,000,000	1,000,000	-
Ralph J. Nicoletti	-	550,000	N/A
Nicole S. Jones	-	515,000	N/A
John M. Murabito	592,250	592,250	-
Matthew G. Manders	525,000	575,000	9.5%
Thomas A. McCarthy	335,000	425,000	26.9%
Bertram L. Scott	600,000	612,000	2.0%
Carol Ann Petren	580,000	580,000	-

Base salaries for Messrs. Cordani and Manders and Ms. Jones are within the competitive range (+/-15% of the 50th percentile) of the primary market reference. Mr. Nicoletti’s base salary is below the competitive range of the primary market reference; and Mr. Murabito’s is above the competitive range for base salary. Mr. McCarthy received an increase associated with his new role within the finance organization following his service as acting CFO, and Mr. Manders received an increase associated with his new appointment as President Regional and Operations. Mr. Scott received a base salary increase in 2011, which was made in order to better position his base salary within a competitive range of the primary market reference.

Annual Incentives

Performance Measures, Goals and Funding

Each year, the PRC sets enterprise performance measures and goals for annual incentive awards based on Cigna’s business priorities. The goals may identify threshold (minimum), target, above target and superior levels of performance. Annual incentive awards are paid to named executive officers under the Management Incentive Plan (MIP) and pursuant to the parameters of the Executive Incentive Plan (EIP).

For the 2011 performance year, annual incentive awards to the active named executive officers were made at a level of 138% to 156% (depending on the named executive officer) of the target award value, reflecting individual contributions and the Company’s performance versus Adjusted Income from Operations, Revenue Growth and Operating Expenses goals, as discussed in 2011 Performance Measures and Goals beginning on page 39.

If the Company does not meet a specified threshold level of Adjusted Income from Operations, the MIP will not be funded and no annual incentives will be paid under the MIP. The Adjusted Income from Operations threshold level in 2011 was $1,024 million, which the Company exceeded as discussed below. The threshold reinforces the fundamental importance of achieving Cigna’s profitability goals. If the Adjusted Income from Operations threshold is met, the MIP allows for payment of an incentive award even when other results may be below target. Cigna believes it is important to maintain the flexibility to retain key talent over the long-term and encourage management to make decisions that could yield lesser results in the short-term, but are in the best interests of the Company’s shareholders over the long-term.

The Company’s actual performance is the basis for establishing the range of funding available for awards, but the PRC exercises discretion to determine at which point within the pre-established range that actual funding will be set. In exercising its judgment to set funding levels, the PRC considers Cigna’s performance as a whole (both in absolute terms and relative to competitors) as well as Cigna’s achievement of the goals within each performance measure.

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Executive Incentive Plan and Section 162(m) Considerations

Annual incentives are administered primarily under the MIP for executives. For named executive officers, annual incentives are also subject to the EIP, which operates in conjunction with the MIP. The purpose of the EIP is to ensure that annual incentive awards paid to certain executive officers qualify for treatment as performance-based compensation and remain fully tax deductible. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that Cigna may deduct for federal income tax purposes for compensation paid to the CEO and each of the three other most highly compensated executive officers, other than the CFO, who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if performance meets pre-established objective goals based on performance criteria approved by shareholders).

In accordance with Section 162(m) and pursuant to the terms of the EIP, the PRC establishes objective corporate performance goals for the named executive officers within the first 90 days of each year. At year end, if the PRC certifies that Cigna has achieved these performance goals, then each named executive officer is eligible to receive the maximum annual incentive award for that performance year, which is $3 million in cash and 225,000 shares of Cigna common stock. However, the PRC retains “negative discretion” to reduce the award below the maximum amount, which the PRC uses to reduce the named executive officer’s annual award to an amount determined in accordance with the individual’s annual incentive target by applying the assessment process under the terms of the MIP, as described below. The PRC does not have discretion to increase the size of the awards. The PRC has consistently exercised its negative discretion to reduce the size of annual incentive awards below the maximum to a level that did not exceed the amount determined under the MIP.

As part of health care reform legislation enacted in 2010, Section 162(m) was revised as it pertains to compensation paid by health insurers, including Cigna. Starting in 2013, an annual tax deduction limit of $500,000 will apply to compensation that Cigna pays to any individual. This tax deduction limitation also applies to compensation earned. The tax deduction limitation will apply whether or not compensation is performance-based or is being provided pursuant to a shareholder-approved plan. See “Information about Item 4 – Re-approval of Cigna’s Amended and Restated Executive Incentive Plan” on page 69 for a discussion of the EIP.

2011 Performance Measures and Goals

The PRC works with PM&P, its independent compensation consultant, to determine the measures for the MIP. The measures are designed to align with and drive execution of the Company’s evolving business strategy. In 2011, the MIP measures included Adjusted Income from Operations, Revenue Growth, and Operating Expenses (each described in more detail in the table below). The Adjusted Income from Operations (weighted 50%) is used within the program to reinforce the importance of profitable growth across the enterprise. The Revenue Growth measure (weighted 25%) is used to focus on enterprise revenue growth, encourage business decisions that optimize results for the enterprise, promote cross-selling efforts and collaboration across business units, and drive customer centricity. In 2011, the Company continued to include an operating expense measure (Operating Expenses), expanding the measure to include the Disability and Life and International segments, as well as the Health Care segment) to drive continued focus on the Company’s imperative of cost management across the Company. This measure is also weighted 25%.

For 2011, the PRC established the following target performance goals, which were used to determine the range of potential aggregate funding for MIP awards. The pool can be funded from 0% to 200% for below target, target and above target performance, with target funding at 80% to 120%.

Measure	Weighting	Performance Goals
Adjusted Income from Operations (Earnings)*	50%	Target was -4% to 4% change
The target was set as a year-over-year comparative goal for Cigna’s three ongoing businesses (Health Care, Disability and Life, and International).

* This non-GAAP measure is adjusted income from operations, as described in Company Performance in 2011 on page 34, excluding results from the Company’s Run-off Reinsurance, Other Operations and Corporate segments.

Revenue Growth	25%	Target was 5% to 9% growth
The target was set as a year-over-year growth goal for Cigna’s three ongoing businesses (Health Care, Disability and Life, and International).
Operating Expenses	25%	Target was -2% to 2% versus plan

The target is a composite objective, which measures progress against operating expense goals in each of the Company’s ongoing businesses (Health Care, Disability and Life, and International) versus the 2011 operating plan, weighted according to the relative size of each line of business.

In setting the target performance levels for each performance measure, the PRC considered Cigna’s publicly disclosed earnings estimates for the year, historical company performance and peer companies’ performance. With respect to Adjusted Income from Operations, the target performance range was set at -4% to 4% change from 2010, which represented the Company’s expectations in light of the challenging industry and economic environment for 2011. To aid the PRC in setting performance targets, and to assess the reasonableness and rigor of those targets, PM&P presents a comprehensive report annually to the PRC with compensation and performance information that includes historical performance information and analyst expectations of future performance for Cigna and Cigna’s Primary Peer Group.

For full year 2011, Cigna reported Adjusted Income from Operations for the Company’s three ongoing businesses of $1.561 billion, which represents year-over-year growth of 13%; and revenue for the Company’s three ongoing business segments of $21.3 billion, which represents year-over-year growth of 7%. Operating expense results were below target at -3.5% versus the Company’s 2011 operating plan. Overall, these results well exceeded the target performance level for Adjusted Income from Operations and were within the target level for Revenue Growth. Relative to operating expenses, strong results in our International segment were offset by below target operating expense results in our Health Care and Disability and Life segments, primarily related to customer growth levels as well as investments in strategic capabilities and initiatives. Under the 2011 MIP, the Adjusted Income from Operations target level was exceeded; the Revenue Growth target level was met; and the Operating Expenses target level was not met. Based on these results, the PRC approved funding in the above target range for the enterprise.

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For the 2011 performance year, MIP target levels were set as described in the table below for the named executive officers. The target cash compensation for Messrs. Cordani, Manders and Ms. Jones are within a competitive range of the primary market reference. Mr. Murabito’s target cash compensation is above the competitive range of the market, but within a competitive range of the 75th percentile. The target cash compensation for Mr. Nicoletti is below the competitive range.

Named Executive Officer	2010 MIP Target ($)	2011 MIP Target ($)	% Change
David M. Cordani (1)	1,500,000	1,800,000	20.0%
Ralph J. Nicoletti (2)	-	293,836	N/A
Nicole S. Jones (2)	-	415,000	N/A
John M. Murabito (3)	425,000	425,000	-
Matthew G. Manders (4)	375,000	475,000	26.7%
Thomas A. McCarthy (5)	184,250	275,000	49.3%
Bertram L. Scott (6)	650,000	650,000	N/A
Carol Ann Petren (6)	600,000	300,000	N/A

(1) In December 2010 the PRC approved an increase to Mr. Cordani’s 2011 MIP target (eligible for payout in 2012) from $1,500,000 to $1,800,000 to align to the median of the competitive market data for his role.

(2) Mr. Nicoletti and Ms. Jones were hired in 2011. The PRC approved the MIP targets for Mr. Nicoletti and Ms. Jones when it approved their respective new hire compensation packages. The MIP target included in the table above reflects the pro-rated target based on Mr. Nicoletti’s employment start date. On an annual basis, the target amount would be $550,000. In December 2011, the PRC approved changes to Mr. Nicoletti’s and Ms. Jones’ 2012 MIP targets, to align each with the competitive market data. Mr. Nicoletti’s 2012 target (eligible for payout in 2013) will change from $550,000 to $600,000. Ms. Jones’ target will change from $415,000 to $ 435,750.

(3) MIP target for 2011 remained the same for Mr. Murabito because his current MIP target exceeded the competitive range of the primary market reference for his role in 2011.

(4) In October 2011 the PRC approved an increase to Mr. Manders’ 2011 target (eligible for payout in 2012) to align to the median of the competitive market data for his new role, President Regional and Operations.

(5) Mr. McCarthy’s MIP target was increased when he assumed a new role in the Finance organization after he completed the acting CFO role. The Vice President, Finance role is not an executive officer role, and therefore the PRC was not required to approve the changes.

(6) Payout of Mr. Scott and Ms. Petren’s 2011 MIP awards will be at the target amounts based on the terms of their separation agreement with the Company as described further on page 63. Ms. Petren’s target is pro-rated to $300,000, based on her retirement mid-year.

For the 2011 performance year, the PRC and the Board made annual incentive awards to the named executive officers at a level of 138% to 156% of the target award value. Annual incentive awards made to named executive officers are paid from the MIP pool, for which funding is determined by the PRC (and more fully described on page 38) based on Cigna’s performance against certain pre-established goals (see page 37 for a discussion of the 2011 performance goals). In determining named executive officers’ individual annual incentive awards, the PRC (and for Mr. Cordani, the Board of Directors) takes an integrated approach, assessing enterprise results together with each officer’s individual performance contributions during 2011.

Below is a description of the 2011 MIP award received by each named executive officer.

Mr. Cordani’s MIP award was 156% of his target. Under Mr. Cordani’s leadership in 2011, Cigna continued to effectively execute on its growth strategy. In 2011, each of the ongoing businesses demonstrated positive performance, with particularly strong performance with respect to targeted market growth, customer/client/partner focus, and bottom line financial performance. In addition, Mr. Cordani led Cigna’s efforts to pursue key acquisitions and alliances to further diversify the Company’s global portfolio. In particular, in 2011 Cigna signed an agreement to acquire HealthSpring (a transaction that closed early in first quarter 2012). The acquisition further expands Cigna’s growth strategy by extending health solutions across the government, employer-sponsored and consumer spaces – specifically within the seniors and Medicare segment. Also under Mr. Cordani’s leadership, Cigna continued to invest in strategic priorities with the launch of the Company’s new “GO YOU” brand campaign, a joint venture partnership in India and new operations in Turkey. Mr. Cordani continues to position Cigna as a leading global health services company, focused on improved health outcomes and personalized services.

Mr. Nicoletti’s MIP award was 144% of his pro-rated target. Mr. Nicoletti joined Cigna as the CFO in June 2011. Under Mr. Nicoletti’s leadership, the earnings results continued to be strong for the year and he continued to drive focus and discipline around financial plans, results and the Company’s growth strategy. Mr. Nicoletti quickly acclimated to Cigna’s business model and the competitive landscape. He strengthened the performance of the Company’s finance function through process improvements and efficiencies. Mr. Nicoletti personally, along with the finance leadership team, played a significant role in developing and executing the strategy for the acquisition of HealthSpring.

Ms. Jones’ MIP award was 138% of her target. Ms. Jones joined Cigna as the General Counsel in June 2011. Under Ms. Jones’ leadership, the legal department has demonstrated a strengthening of capabilities, particularly in the area of public policy and also in overall client focus and partnership throughout the organization. Ms. Jones has driven these improvements through process enhancements and development of her leadership team. Under Ms. Jones’ leadership, the legal team played an instrumental role in the HealthSpring acquisition, in particular by facilitating a smooth and efficient regulatory approval process.

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Mr. Murabito’s MIP award was 150% of his target. Under Mr. Murabito’s leadership, there were several new senior executives successfully recruited and assimilated into enterprise leadership roles within the Company. He also played a critical role in the formation and development of a new enterprise leadership team. Mr. Murabito played an integral role in establishing the retention strategy for key members of the HealthSpring leadership team, an important element in the acquisition strategy. Under Mr. Murabito’s leadership, the Human Resources team has enhanced the Company’s diversity and inclusion strategy, succession planning strategy and processes, and has laid the framework for executing against the Company’s customer-centric strategy.

Mr. Manders’ MIP award was 150% of his target. Under Mr. Manders’ leadership, the Group, Pharmacy and Dental businesses had strong results. Mr. Manders’ organization led effective strategies and programs to partner with health care professionals and customers, which resulted in industry-leading medical cost trends along with very strong clinical quality. Mr. Manders’ organization successfully developed and implemented a customer-centric service strategy to integrate service and medical management, further improving the overall customer experience and clinical quality. Mr. Manders also strengthened his leadership team through development of talent internally and recruitment of key external hires.

Mr. McCarthy’s MIP award was 150% of his target. Mr. McCarthy served as the acting CFO from September 1, 2010 until June 2011. Under Mr. McCarthy’s leadership in the acting CFO role, earnings results continued to be strong through focused and disciplined financial plans that contributed to the successful execution of the Company’s growth strategy. In Mr. McCarthy’s Vice President, Finance role, he led his team’s work on a variety of issues, in particular, mergers and acquisitions and capital management. Mr. McCarthy played an instrumental role in the HealthSpring acquisition strategy and structuring a compelling offer in an extremely competitive environment.

Long-Term Incentives

Long-term incentives (LTI) are administered under the Cigna Long-Term Incentive Plan. An executive officer’s LTI target is expressed as a dollar value and is determined based on the relevant market data for the executive’s role. The target is set by the PRC as an absolute dollar value, not as a percentage of salary, with the primary consideration being the comparison to the LTI target level within the relevant market data. An executive can receive an award between 0% and 200% of the individual target based primarily on individual contributions, however, the PRC retains discretion to adjust the awards, taking into consideration enterprise performance, share utilization and other factors as circumstances warrant. LTI awards in 2011 were delivered 50% in stock options and 50% in SPSs, which the PRC believes to be an appropriate balance between emphasizing stock price performance (through stock option awards) and enterprise performance (through SPS awards).

The following table summarizes the changes to named executive officers’ LTI targets from 2010 to 2011. Changes to the 2011 LTI targets for Messrs. Cordani and Manders were made to align with the market based on the PRC’s annual review of competitive market data as presented by the compensation consultant. Mr. McCarthy’s LTI target was not reviewed by the PRC as he was in the acting CFO role at the time, and the CFO Primary Peer Group data was therefore not a relevant comparison. Changes were approved for the 2012 LTI targets for Mr. Nicoletti and Ms. Jones as a result of the review of competitive market data in December 2011. The PRC also approved changes to Mr. Manders’ 2012 LTI target to maintain competitive positioning to the market in connection with his promotion to the President, Regional and Operations role.

Named Executive Officer	2010 Long-Term Incentive Target ($)	2011 Long-Term Incentive Target ($)	% Change
David M. Cordani(1)	7,500,000	9,000,000	20.0%
Ralph J. Nicoletti(2)	-	1,900,000	N/A
Nicole S. Jones(2)	-	1,295,000	N/A
John M. Murabito	1,150,000	1,150,000	-
Matthew G. Manders(3)(4)	900,000	1,150,000	27.8%
Thomas A. McCarthy	352,680	358,560	1.7%
Bertram L. Scott	1,750,000	1,750,000	-
Carol Ann Petren	1,500,000	1,500,000	-

(1) In December 2010, the Board approved increasing Mr. Cordani’s 2011 LTI target to $9,000,000 to align with the competitive market data for the President and CEO role.

(2) Mr. Nicoletti and Ms. Jones were hired in 2011 and therefore did not have 2010 LTI targets. They were not employees at the time of the 2011 annual grant; however, their 2011 LTI targets were approved by the PRC as part of their respective new hire compensation packages. In December 2011, the PRC approved increasing Mr. Nicoletti and Ms. Jones 2012 LTI targets to $2,100,000 and $1,424,500, respectively. The changes were made to align with the competitive market data for the CFO and General Counsel roles.

(3) In January 2011, the PRC approved an increase to Mr. Manders’ 2011 LTI target to align with the competitive data for his role at that time.

(4) In October 2011, the PRC approved increasing Mr. Manders’ 2012 LTI target to $1,500,000 in light of his additional responsibilities as President, Regional and Operations and to align to the competitive market data.

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For 2011, the PRC approved LTI awards (grants of stock options and SPSs) for the named executive officers at a level of 100% to 120% of the target award value shown in the table above. The awards were made at and above target as a result of individual performance. Retention considerations and changes in roles or responsibilities also were considered in determining award levels.

The 2011 annual LTI awards were approved by the PRC in February 2011 and were granted during the first week of March 2011, after Cigna’s 10-K filing and following the end of a quarterly blackout period. Detail on the LTI awards to each named executive officer appear in the Grants of Plan-Based Awards Table on pages 50 and 51.

SPSs

SPSs are performance awards denominated in shares that will be paid in shares of Cigna common stock the year after the end of a three-year performance period. Beginning with the 2010 awards, Cigna replaced the SPU portion of long-term incentive awards with SPSs. This change was made to continue to reinforce the link between pay and performance at the time of both award and payout and further strengthens the alignment between Cigna’s executives and shareholders by settling the awards in Cigna common stock and therefore linking their value to Cigna’s stock price.

SPSs were granted in March 2011 and the number of SPS awards earned and paid in 2014 will be based on Cigna’s performance over a three-year period measured against pre-established measures and goals. There are three measures within the 2011-2013 SPS program: Relative Total Shareholder Return (TSR), which is stock price appreciation assuming reinvestment of dividends (weighted 50%), Revenue Growth (weighted 25%) and Adjusted Income from Operations growth (weighted 25%). At the time of award, the PRC approved an LTI dollar value and the SPS portion of the total LTI award was converted into a specific number of SPSs on the grant date that will ultimately be settled in shares of Cigna common stock after the end of the performance period. When the PRC approved the performance measures and goals for the 2011-2013 SPS performance period, the PRC anticipated that performance resulting in funding between 80% and 120% would be challenging and not certain, while performance resulting in funding of over 120% would be difficult, but not unattainable. The actual number of shares paid can range from 0% to 200% of the number of SPSs awarded. Because the payment will be made in Cigna stock, the actual value of the earned awards is based on Cigna’s common stock price at the time of payment.

SPS awards for the 2011-2013 performance period are disclosed in terms of their grant date fair value in column (e) of the Summary Compensation Table on page 46 , in the Grants of Plan-Based Awards Table on pages 50 and 51 and in the Outstanding Equity Awards Table on page 53. No shares were paid in 2011 under this program for the 2011-2013 performance period. Rather, shares for this performance period, if any, will be issued in 2014. Due to the transition from the SPU program to the SPS program, both SPS grants in 2011 for the 2011-2013 performance period and SPU payouts in 2012 for the 2009-2011 performance period are reported in the Summary Compensation Table on page 46 and described in the narrative to the Grant of Plan-Based Awards Table on page 50 and 51.

SPUs

Prior to 2010 (when the SPS program was introduced), SPU awards typically constituted half of the LTI awards for named executive officers. Therefore, although SPUs are no longer awarded as part of the annual LTI awards, named executive officers still received SPU payouts in 2012. There is one SPU award performance period remaining that includes 2011 in the performance period. The 2008-2010 performance period, for which payout occurred in 2011, is also listed below. Descriptions of how SPU payments are calculated appear in the narratives to the Summary Compensation and Grants of Plan-Based Awards Tables beginning on pages 46 and 50, respectively.

Award Year	Performance Period	Scheduled Payout
2008	2008 - 2010	2011
2009	2009 - 2011	2012

The measures in the SPU program for the cycles listed above are Relative TSR and Adjusted Income from Operations. These measures were selected by the PRC because the PRC believes that the measures strike an appropriate balance between shareholder return and earnings growth. Each performance measure is weighted 50%. The goals for Adjusted Income from Operations and the peer group for TSR are set at the beginning of the performance period. See the Strategic Performance Units discussion in the Summary Compensation Table Narrative on page 48 for a description of the performance objectives and measures for the SPU program. At the time the PRC approved the performance measures and goals for the 2008-2010 and 2009-2011 performance periods, the PRC anticipated that the achievement of threshold levels of performance would be attainable, but not certain, and that the achievement of superior levels of performance would be unlikely.

The actual payout level for SPUs is determined by the PRC by assessing Cigna’s overall performance against the pre-established goals during the three-year performance period. The PRC has discretion to reduce the payout. This approach allows the PRC to consider the totality of Cigna’s performance in determining final awards, rather than using a purely mechanical formula. In 2011, the PRC elected to make SPU payouts in cash to the named executive officers who had met their stock ownership guidelines at the time of the awards. Messrs. Cordani, Murabito, Manders, McCarthy and Scott and Ms. Petren received the SPU payouts in cash. Mr. Nicoletti and Ms. Jones were not employed by Cigna at the time of this award so they received no payment.

SPU payouts for the 2009-2011 period are disclosed in column (g) of the Summary Compensation Table on page 46 and a summary of the SPU program appears in the Summary Compensation Table Narrative on page 48 and in the narrative to the Grants of Plan-Based Awards Table on page 60. The payout of SPUs for the 2009-2011 period, which occurred during the first quarter of 2012, was the final payment of outstanding SPU awards under the SPU program.

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Transitional SPS and SPU Awards

Cigna may award transitional SPUs to newly-hired executives, employees who first become eligible to receive SPSs and SPUs mid-year due to a promotion for increased responsibilities, and executives whose LTI targets are increased mid-year. Transitional SPS and SPU awards for executive officers are recommended by the Executive Vice President, Human Resources and Services and are subject to the PRC’s approval. A typical award of transitional SPSs and/or SPUs includes SPSs and/or SPUs for the performance periods that are running concurrently at the time. Generally, the number of transitional SPSs and/or SPUs awarded is based on the difference between an executive’s current, if any, LTI target and the new target, prorated for the number of months remaining in the respective performance periods.

All executives are responsible for achieving SPS and SPU goals. Transitional SPSs and SPUs are awarded to help retain and motivate executives so that all executives have a meaningful stake in attaining the relevant performance goals. In that way, executives who become newly eligible to participate in the SPS and/or SPU program, or participate at a higher award level mid-cycle, can be rewarded in the same way as other executives who have already received SPU awards. Details of both transitional unit awards and the forfeitures can be found in the Grants of Plan-Based Awards Narrative on page 50.

Transition Compensation Actions

Retention awards and transition compensation actions for executive officers, while not a frequent practice, are considered and used by the PRC as circumstances warrant in order to facilitate business continuity associated with the executive officer roles. In considering the use of these compensation vehicles, the PRC does not generally consider prior awards in determining a subsequent performance period’s awards. However, it may consider outstanding unvested awards for current executives in order to determine existing retention incentive values and whether any new awards should be made. For potential candidates outside of the organization, the PRC may consider prior awards to determine the compensation necessary to attract the candidate. In 2010 and 2011, the PRC approved transition compensation actions to support the leadership transitions associated with the acting CFO, CFO, General Counsel and the President, Regional and Operations roles.

While serving as the acting CFO, in September 2010 Mr. McCarthy was awarded a special incentive restricted stock award under the Cigna Long-Term Incentive Plan of 13,926 shares of Cigna common stock (with a grant date value of approximately $450,000) for his service to the Company as the acting CFO. The award vests on the third anniversary of the grant date. In 2011, Mr. McCarthy received a cash bonus of $450,000, which was contingent on his service as acting CFO until the appointment of the CFO. The cash bonus was determined by the CEO based on Mr. McCarthy’s performance as acting CFO and was within the range of bonus approved by the PRC. Both the 2010 restricted stock award and the 2011 cash bonus were made in recognition of the difference between Mr. McCarthy’s target compensation in his role as Vice President, Strategy and Business Control and the market compensation level for the CFO position.

Mr. Nicoletti was hired as the CFO in June 2011. As part of his new hire compensation package, he was awarded transitional SPUs and SPSs, a restricted stock grant, and a stock option grant, all of which are disclosed in the Grant of Plan-Based Awards Table on pages 50 and 51. He did not receive any other stock-based awards for 2011. Mr. Nicoletti was also given a one-time cash payment of $50,000 and relocation benefits in the amount of $64,905, which are disclosed in the Summary Compensation Table on page 46.

Ms. Jones was hired as the General Counsel in June 2011. As part of her new hire compensation package, she was awarded transitional SPU and SPS awards, a restricted stock grant, and a stock option grant, all of which are disclosed in the Grant of Plan-Based Awards Table on pages 60 and 51. She did not receive any other stock-based awards for 2011. Ms. Jones was also given a one-time cash payment of $100,000 and relocation benefits in the amount of $675,006 which are disclosed in the Summary Compensation Table on page 46.

Mr. Manders assumed additional responsibilities as President, Regional and Operations in November 2011. As part of his promotion compensation package, he was awarded transitional SPU and SPS awards, which are disclosed in the Grant of Plan-Based Awards Table on pages 50 and 51.

Executive Stock Ownership Guidelines and Hedging Prohibition

Cigna believes that executive stock ownership is critical to align management and shareholder interests. Cigna has adopted policies that require named executive officers to have a meaningful economic stake in Cigna as shareholders. Cigna believes that requiring executives to meet stock ownership guidelines encourages them to act in the best long-term interests of Cigna shareholders.

Consistent with market practice, Cigna’s stock ownership guidelines have the following features:

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The CEO is required to own stock valued at five times base salary, and other executive officers are required to own stock valued at three times base salary.

•

Wholly-owned shares, restricted stock, stock equivalents, SPSs and shares owned through benefit plans (such as investments in the Cigna Stock Fund of the Cigna 401(k) Plan) are counted towards meeting guidelines. Outstanding stock options are not counted toward these guidelines.

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•

If a named executive officer has not met the stock ownership guideline, the PRC may require that the officer’s SPU payouts be made in the form of shares of Cigna common stock.

Cigna evaluates situations in which executives are below their guidelines on a case-by-case basis rather than setting a formal deadline for executives to meet stock ownership guidelines. In general, however, Cigna expects executives to accumulate required shares as quickly as practical. As of December 31, 2011, all of Cigna’s named executive officers were at or above stock ownership guidelines with the exception of Ms. Jones. Ms. Jones joined Cigna in June 2011, and we expect that she will continue to acquire stock and stock equivalents in order to meet the guideline within a reasonable timeframe.

Cigna has other practices in place to encourage a long-term ownership philosophy for executives, including:

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allowing executives to sell only shares that exceed stock ownership guidelines;

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prohibiting the sale of more than 50% of the shares held above guidelines in any single open period;

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requiring CEO approval of all sales of Cigna stock by executive officers; and

•

requiring General Counsel approval of all sales of Cigna stock by the CEO.

Cigna also requires executive officers to retain, for at least one year, a minimum of 50% of the shares acquired upon exercise of any stock options and 50% of the shares acquired upon vesting of restricted stock grants. This mandatory holding period is designed to encourage share retention and align executive officers’ interests with those of Cigna shareholders.

In addition, each of Cigna’s named executive officers is prohibited from engaging in a short sale of Cigna stock to hedge the economic risk of owning Cigna stock.

Retirement and Deferred Compensation

401(k) Plans

Effective January 1, 2010, Cigna increased the matching contribution in the 401(k) Plan and provided a new non-qualified supplemental 401(k) benefit for earnings that are not eligible for the regular 401(k) Plan because of IRS rules. The following summarizes the current Plans:

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The Company match is 4.5% of eligible pay.

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Employees are immediately eligible for the company match as soon as they join the 401(k) Plan.

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Employees become 100% vested in post-2009 company matching contributions after two years of service, instead of vesting over a period of five years.

The Cigna Supplemental 401(k) Plan is a non-qualified deferred compensation plan that provides an annual credit to employees equal to 1.5% of earnings that cannot be treated as eligible earnings under the regular 401(k) Plan and cannot, therefore, be the basis for either employee or company matching contributions. Earnings eligible for the credit are salary and bonus amounts that exceed the IRS annual limit on eligible earnings ($245,000 in 2011) or that an employee defers under the Cigna Deferred Compensation Plan. The annual credits are made to an unfunded account after the end of the year. Credits accumulate with hypothetical interest equal to the rate of return under the 401(k) Plan’s Fixed Income Fund (4.5% as of January 1, 2012) and will vest under the same rules that apply to the regular 401(k) Plan. The account balance will be paid after termination of employment in accordance with the Plan.

Nonqualified Deferred Compensation Plan

Cigna provides the named executive officers and certain other employees with the opportunity to defer base salary and annual incentive awards under the Cigna Deferred Compensation Plan. The purpose of this plan is to provide eligible employees an opportunity to postpone both the receipt of compensation and the income tax on that compensation — typically until after termination of employment with Cigna. Participants elect when to receive a payout and can choose to receive the deferred compensation in a single lump sum or in annual installments. For amounts deferred before 2005, participants can request an accelerated payment of all or part of their account balance subject to a 10% penalty. Otherwise, early withdrawals are permitted only under financial hardship circumstances.

Additional information about deferred compensation can be found in the Nonqualified Deferred Compensation Table and the Nonqualified Deferred Compensation Table Narrative on page 58.

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Defined Benefit Pension Plans

On July 1, 2009, the Company froze the Cigna Pension Plan, a defined benefit pension plan. Employees do not earn any new benefits under the Cigna Pension Plan after this date. In connection with the freezing of the Cigna Pension Plan, the Company also froze the Cigna Supplemental Pension Plan of 2005 (the Supplemental Plan), a non-qualified deferred compensation plan. Effective as of July 1, 2009, all future benefit accruals under the Supplemental Plan automatically ceased for all participants. The accrued benefits under the Cigna Pension Plan as well as the Supplemental Plan have been determined and frozen based on eligible earnings through that date. These changes to the Cigna Pension Plan and the Supplemental Plan do not affect benefits earned by participants prior to July 1, 2009. The Company’s executive officers, including the named executive officers hired before July 1, 2009, participated in the Cigna Pension Plan and the Supplemental Plan.

Additional information about pension benefits can be found in the Pension Benefits Table on page 56 and the Pension Benefits Table Narrative beginning on page 57.

Other Benefits and Perquisites

The named executive officers are eligible to receive all of the benefits offered to Cigna employees generally, including medical benefits, other health and welfare benefits, participation in the 401(k) Plan (including the Company’s matching contribution) and Supplemental 401(k) Plan, the frozen defined benefit pension plan (as described above) and other voluntary benefits.

Perquisites are not a major portion of Cigna’s total executive compensation program. In 2011, Cigna provided the following benefits and perquisites to its executives, primarily to attract and retain key talent, but also to provide for the safety and security of its executive officers: installation and maintenance of security alarm systems at executive officers’ residences; use of Company aircraft in limited circumstances; payment for financial planning, tax preparation, and legal services related to estate planning; and relocation benefits.

These perquisites and the associated value and methodology for valuation are described in the footnotes to the Summary Compensation Table on page 46.

Employment Arrangements and Post-Termination Payments

Cigna generally does not enter into employment contracts or other advance arrangements with its executive officers that provide for the payment of severance pay upon termination of employment (other than for severance in the event of a termination following a change of control). Cigna does not provide any single-trigger change of control benefits (that is, a mere change of control itself does not trigger such benefits). As a result, executive officers generally serve at the will of Cigna and its Board of Directors, and their entitlement to base salary, annual incentives and long-term incentives ceases at termination. Thus, other than after a change of control as outlined below, the PRC has discretion to determine whether to make any salary, annual incentive, SPU or SPS payments to a terminated executive officer. The PRC addresses situations on a case-by-case basis given individual circumstances, and the PRC may decide to provide post-termination payments in exchange for certain restrictive covenants, including, for example, agreement not to compete with Cigna for customers or to solicit Cigna customers or employees. In 2011, the PRC approved the terms of separation for Ms. Petren and Mr. Scott, as described in Terms of Separation for Ms. Petren and Mr. Scott on page 63.

Cigna has also established policies related to the impact of various termination events on stock option and restricted stock awards. If a named executive officer terminates before an option or restricted stock award vests, the award is generally forfeited subject to specific exceptions. These exceptions include termination of employment on account of death and disability. In these exceptional cases, awards vest as of the termination date to enable the executive or his or her estate to realize the equity value that existed at the time of the termination event. In the case of voluntary retirement, stock options vest on the date of retirement so that an employee’s decision as to the appropriate date of retirement is not influenced by potential lost compensation. The intent of that arrangement is to avoid discouraging retirement when the executive has reached eligibility for early retirement. For restricted stock, the PRC has the discretion to vest unvested awards at retirement, which allows for a case-by-case examination of the particular set of circumstances. These policies are designed to enable Cigna’s Board of Directors or the PRC to remove an executive officer prior to retirement whenever it is in the best interests of Cigna and to give Cigna full discretion to develop an appropriate severance package on a case-by-case basis. When an executive officer is removed from his or her position, the PRC exercises its business judgment in approving an appropriate severance arrangement for the individual in light of all relevant circumstances, including, but not limited to, his or her term of employment, past accomplishments, reasons for termination, opportunity for future employment and total unvested compensation. Historically, the PRC has approved varying amounts of severance pay for executive officers.

Cigna’s change of control policies are intended to provide Cigna’s named executive officers with sufficient economic value in the event of termination so that they are encouraged to continue to act in the best interest of shareholders in evaluating potential transactions. The Company does not provide for golden parachute excise tax gross-ups upon a change of control. The components of the change of control payments are as follows:

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Severance payments are made only upon involuntary termination of an executive officer or resignation for good cause, following a change of control of Cigna as described under Potential Payments upon Termination or Change of Control beginning on page 59.

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For named executive officers, cash severance is a lump sum payment equal to a specified multiple of base salary plus a specified multiple of the higher of the most recent annual incentive paid or the target annual incentive.

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Unvested stock options and restricted stock vest upon termination of employment following a change of control. As a result, if an executive is involuntarily terminated or resigns for good reason (such as reduction in compensation or responsibilities) after a change of control, the executive is able to realize the shareholder value to which he or she contributed while employed at Cigna.

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Unvested SPUs are paid at the highest of: (1) unit target value; (2) value for any unit payments in the most recent 12 months; or (3) average of the values established by the PRC for the most recent two SPU payouts. Unvested SPS awards are treated the same as SPUs, except the SPS payment formula is based on the percentage of shares that vested instead of the unit value. The intent of this payment formula is to provide executives with a reasonable estimate of the potential payouts under the SPU and SPS program and to avoid placing executives at a disadvantage as a result of a change of control.

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Disgorgement of Awards (Clawbacks)

The Board of Directors has the authority to recoup compensation paid to executive officers in the event of a restatement of financial results, beyond the mandates of Sarbanes-Oxley. In February 2011, the Board approved an expansion of the Disgorgement of Awards policy to include SPS awards in the compensation that can be recouped in the event of a restatement of financial results under the circumstances described below. In addition, once final rules are released regarding clawback requirements under the Dodd-Frank Act, Cigna intends to review its current clawback policies and, if necessary, amend them to comply with the new mandates.

Currently, the Board will, in all appropriate cases and to the full extent permitted by governing law, require reimbursement of any bonus or other cash incentive compensation awarded to an executive officer or cancel unvested restricted or deferred stock awards previously granted to the executive officer if:

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the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were later the subject of a restatement;

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the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and

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the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded.

In addition, Cigna’s stock option and restricted stock awards include a clawback provision that applies to any Cigna employee, including any named executive officer, who:

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is terminated by Cigna due to misconduct;

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engages in behavior that would be considered grounds for termination due to misconduct;

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competes with Cigna within one year following any voluntary termination;

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solicits a Cigna employee or customer within one year following any termination;

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discloses Cigna confidential information improperly; or

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fails to assist Cigna in the handling of investigations, litigation, or agency matters with respect to which the employee has relevant information.

If an executive engages in any of the above “violation events,” any option gains realized over the two years before the event and the value of any restricted stock vesting over the year before the event are required to be paid back to Cigna. These provisions are designed to discourage executives from engaging in activities that can cause Cigna competitive harm and to support retention.

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EXECUTIVE COMPENSATION TABLES

2011 Summary Compensation Table

This table includes information regarding 2009, 2010 and 2011 compensation for each of the named executive officers. Other tables in this proxy statement provide more detail about specific types of compensation in 2011.

As discussed in the CD&A on page 40, in 2011, the PRC approved a change in the Company’s Long-Term Incentive Program for executive officers to replace the portion of long-term incentive previously awarded in SPUs, which are paid in cash, Cigna common stock or a combination thereof, with SPSs, which are paid in shares of Cigna common stock.

Under the rules that govern presentation of executive compensation in Cigna’s Proxy Statement and as a result of the transition from the SPU to the SPS program, the Summary Compensation Table below includes both: (i) SPU payouts made for the performance period ending in 2011 (which are reported in column (g)) and (ii) SPSs awarded in 2011 for the 2011-2013 performance period (which are reported in column (e) as 2011 compensation, but are not payable until 2014).

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)(4)	Stock Awards ($) (e)(5)	Option Awards ($) (f)(6)	Non-Equity Incentive Plan Compensation ($) (g)(7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)(8)	All Other Compensation ($) (i)(9)	Total ($) (j)
David M. Cordani President and CEO	2011	1,000,000	-	5,825,025	2,647,883	9,323,125	159,040	130,494	19,085,567
	2010	1,000,000	-	4,474,993	2,198,019	7,356,375	104,214	91,983	15,225,584
	2009	750,961	-	-	811,275	4,948,750	189,483	27,427	6,727,896
Ralph J. Nicoletti (1) Executive Vice President, CFO	2011	285,577	50,000	1,888,395	132,408	837,489	-	113,145	3,307,014
Nicole S. Jones (1) Executive Vice President, General Counsel	2011	287,212	100,000	1,706,941	132,411	1,780,225	18,035	856,813	4,881,637
John M. Murabito Executive Vice President, Human Resources and Services	2011	592,250	-	703,405	319,740	1,804,225	65,374	28,163	3,513,157
	2010	592,250	-	686,165	337,030	1,740,500	47,646	24,501	3,428,092
	2009	592,250	-	1,150,005	204,757	1,341,750	114,384	7,759	3,410,905
Matthew G. Manders (1) President, Regional and Operations	2011	542,500	-	957,999	334,962	1,659,775	609,881	32,839	4,137,956
Thomas A. McCarthy (1) Former Acting CFO	2011	384,904	450,000	375,839	113,940	769,325	219,717	17,228	2,330,953
	2010	333,654	-	641,502	94,056	591,361	126,191	15,172	1,801,936
Bertram L. Scott (1) (2) Former President, U.S. Commercial Markets	2011	585,231		1,019,399	463,383		-	3,887,720	5,955,733
	2010	300,000	1,290,175	1,442,589	399,684	398,625	-	210,000	4,041,073
Carol Ann Petren (3) Former Executive Vice President, General Counsel	2011	305,615	-	873,764	397,189		25,896	3,564,355	5,166,819
	2010	575,962	-	895,014	439,604	2,229,000	21,571	40,182	4,201,333
	2009	565,000	-	1,500,009	263,261	1,880,000	79,337	7,482	4,295,089

(1) Messrs. Nicoletti and Manders and Ms. Jones did not become named executive officers until 2011, and therefore information regarding 2010 and 2009 is neither included nor required. Mr. Scott did not become a named executive officer until 2010, and therefore information regarding 2009 is neither included nor required. Mr. McCarthy did not become a named executive officer until he was named acting CFO in 2010, and therefore information regarding 2009 is neither included nor required. Mr. McCarthy’s 2011 compensation reported in this table is with respect to his time served as acting CFO and in his role as Vice President, Finance, which he assumed in June 2011.

(2) Mr. Scott left the Company in December 2011. The terms of his separation agreement are included on page 63. Details about information reported in column (i) can be found in footnote (9) to this table.

(3) Ms. Petren left the Company in July 2011. The terms of her separation agreement are included on page 63. Details about information reported in column (i) can be found in footnote (9) to this table.

(4) Bonus awards for Mr. Nicoletti and Ms. Jones are cash payments that were part of their new hire compensation packages, as described under Transition Compensation Actions on page 42. For Mr. McCarthy, the bonus award represents his special incentive for service to the Company as the acting CFO, as described under Transition Compensation Actions on page 42.

(5) Amounts in this column represent the grant date fair value of stock awards computed in accordance with ASC Topic 718 and for SPS, based upon the probable outcome of the performance conditions. Both restricted stock awards and SPS awards made under the Long-Term Incentive Plan are included. The SPSs are subject to performance conditions as described on page 38. The amount reported in column (e) is consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures, as follows:

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Name	2011 Restricted Stock Grant Date Fair Value ($)	Strategic Performance Shares Granted in 2011 Grant Date Fair Value ($)	Value of Strategic Performance Shares Granted in 2011 at Highest Performance Achievement(i) ($)
David M. Cordani	–	5,825,025	8,325,035
Ralph J. Nicoletti	250,015	1,638,380	2,360,623
Nicole S. Jones	250,009	1,456,932	2,104,457
John M. Murabito	–	703,405	1,005,296
Matthew G. Manders	–	957,999	1,371,495
Thomas A. McCarthy	–	375,839	538,582
Bertram L. Scott	–	1,019,399	1,456,909
Carol Ann Petren	–	873,764	1,248,769

(i) The value at the ”Highest Performance Achievement” column reflects the TSR performance based on the accounting assumptions and the financial measures, Adjusted Income from Operations and Revenue, at 200% of target.

(6) Represents the grant date fair value of option awards computed in accordance with ASC Topic 718 applying the same model and assumptions as Cigna applies for financial statement reporting purposes as described in Note 20 to Cigna’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (disregarding any estimates for forfeitures). Consistent with market practice, Cigna stock option awards are calculated using a Black-Scholes value that assumes that all stock options are held full-term. Primarily for this reason, target long-term incentive values may differ from ASC Topic 718 values reported in this table, which assume a shorter term. The 2009 awards for the named executive officers have been restated in accordance with changes in the reporting requirements to include the grant date fair value of the option awards during the respective year.

(7) This column reflects performance-based compensation described under Annual Incentives beginning on page 37 and Long-Term Incentives beginning on page 40. The compensation delivered differs from the targets based on individual contributions and organizational performance. Specifically, the following awards earned in 2011 are reflected:

Name	Strategic Performance Unit (SPU) Payout for the Three-Year Period Ending December 31, 2011 ($)	2011 Annual Incentive Payout Under the MIP ($)
David M. Cordani	6,523,125	2,800,000
Ralph J. Nicoletti	415,100	422,389
Nicole S. Jones	1,209,600	570,625
John M. Murabito	1,166,725	637,500
Matthew G. Manders	947,275	712,500
Thomas A. McCarthy	356,825	412,500
Bertram L. Scott	–	–
Carol Ann Petren	–	–

(i) Mr. Scott and Ms. Petren’s SPU and MIP payouts are included under column (i).

(8) This column includes the aggregate change in actuarial present value of accumulated benefits under the pension plans, which value increases and decreases from period to period and is subject to the assumptions discussed in connection with the Pension Benefits Table on page 56. Information regarding the named executive officers’ accumulated benefits under the pension plans is also on page 56. The amounts in this column do not include deferred compensation because the Company does not provide above market earnings to executive officers.

(9) This column includes:

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Cigna’s matching contributions to the named executive officers under its 401(k) plans;

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Dividend earnings on the restricted stock awards in 2011 of: $1,687 for Mr. Murabito; $1,359 for Mr. Manders; and $1,967 for Ms. Petren.

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Tax reimbursement in 2011 of $163,978 for Ms. Jones and $42,132 for Mr. Nicoletti related to allowances associated with relocation, which is further described in footnote (ii) below;

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Payments associated with Mr. Scott’s separation agreement, including $1,408,306 in severance, $650,000 in annual incentive payout, and $1,818,389 in long-term incentive arrangements;

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Payments associated with Ms. Petren’s separation agreement, including $1,000,000 lump sum in lieu of forfeited restricted stock grants, $300,000 in annual incentive payout, and $2,234,560 in long-term incentive arrangements; and

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2011 perquisites valued at incremental cost (the cost incurred by Cigna due to the named executive officer’s personal use or benefit as shown in the following table) for named executive officers who received perquisites totaling $10,000 or more:

Name	Executive Financial Services/Tax Preparation ($)(i)	Relocation ($)(ii)	Security Alarm Installation and Maintenance ($)(iii)	Company Aircraft ($)(iv)	Total ($)
David M. Cordani	9,250	-	62,865	2,279	74,394
Nicole S. Jones	7,500	675,006	9,696	-	692,202
Ralph J. Nicoletti	-	64,905	-	-	64,905

(i) Represents the fees paid by the Company for financial planning, tax preparation and legal services related to tax and estate planning.

(ii) Represents the cost related to Ms. Jones’ and Mr. Nicoletti’s relocation packages. Ms. Jones’ relocation benefits included the sale of her departure home, shipment of household goods, temporary living, home finding trip, new home closing costs, supplemental allowance and the capital loss on the sale of her departure home. Mr. Nicoletti’s relocation benefits included temporary living, shipment of automobile and supplemental allowance.

(iii) Represents cost to the Company of security alarm maintenance and installation.

(iv) Calculated based on the direct variable operating costs to the Company of the personal use of the Company plane by the executive which takes into account: (1) fuel costs; (2) on-board catering costs; (3) landing and parking fees; and (4) crew travel expenses.

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Summary Compensation Table Narrative

The following table represents the PRC’s view of each named executive officer’s compensation in 2011, including the salary paid in 2011, the MIP award for the 2011 performance period, the grant date fair value of the SPSs awarded in 2011 (that will not be paid until 2014), and the grant date fair value of stock options awarded in 2011 (including, for Mr. Nicoletti and Ms. Jones, those awarded as part of their new hire compensation packages). This table does not include payouts of SPU awards, special incentive or new hire restricted stock grants, amounts related to change in pension values or perquisites or other benefits. Ms Petren and Mr. Scott are not included as they were not with the Company at year end.

The table below is intended to provide supplemental compensation disclosure. It differs substantially from the Summary Compensation Table on page 46 of this Proxy Statement and is not a substitute for that table.

Name	Salary ($)	MIP Award ($)	SPSs Awarded ($)	Stock Options Granted ($)	2011 Total Direct Compensation ($)
David M. Cordani	1,000,000	2,800,000	5,825,025	2,647,883	12,272,908
Ralph J. Nicoletti	285,577	422,389	1,638,380	132,408	2,478,754
Nicole S. Jones	287,212	570,625	1,456,932	132,411	2,447,180
John M. Murabito	592,250	637,500	703,405	319,740	2,252,895
Matthew G. Manders	542,500	712,500	957,999	334,962	2,547,961
Thomas A. McCarthy	384,904	412,500	375,839	113,940	1,287,183

Annual Incentives

Annual incentives are paid in cash in the first quarter of the calendar year following the close of the performance year. The Executive Incentive Plan (EIP) requires that any annual incentive award above $3 million is to be made in shares of Cigna common stock. There were no annual incentive awards for the 2011 performance year above $3 million.

Strategic Performance Units (SPUs)

SPUs are described beginning on page 41.

2009-2011 SPUs

The PRC awarded SPUs for the 2009-2011 performance period in February 2009. Those awards were valued in 2012 based on: (1) Cigna’s TSR, relative to that of its Secondary Peer Group (which was the Primary Peer Group at the awards in 2009); and (2) Cigna’s Adjusted Income from Operations for the three-year period. It is important to note the symmetry of the program; it measures absolute (three-year earnings growth) and relative (three-year TSR versus competitors) results and therefore generates a balanced view of performance. The Secondary Peer Group consists of the members of Cigna’s competitive peer group in effect at the time the SPUs were granted, including: Aetna, Coventry, Health Net, Humana, UnitedHealth Group and WellPoint. The PRC established specific goals with threshold, target and superior ranges of the Company’s performance and payouts for each level of performance versus the goals within each performance measure. The target unit value was $75. Below are the target performance goals for each measure.

TSR — 50% of Target Unit Value	Adjusted Income from Operations for Three Ongoing Businesses — 50% of Target Unit Value
Performance Goal: Middle Third (Ranked 3rd or 4th)	Performance Goal: 2% to 5% compound annual growth in 2009, 2010 and 2011 over 2008 Actual (excluding prior year development)

Cigna’s three-year Adjusted Income from Operations result of $4,136 million, or 10% compound annual growth in 2009, 2010 and 2011 over 2008, is in the upper end of the above target range. Earnings over the three-year period reflect strong execution of Cigna’s strategy and fundamental financial results for each of Cigna’s ongoing businesses.

Cigna’s total shareholder return for 2011 was 14.7%. Over the three-year period from 2009 to 2011, the Company’s total shareholder return was 35.8%, which ranked second within the peer group companies. The three-year relative performance resulted in top-tier performance with respect to the total shareholder return component of the plan.

In totality, the SPU payout reflects strong results on both an absolute and a relative basis. The resulting calculated unit value of $175 was approved by the PRC.

SPU payouts for 2011 appear in column (g) of the Summary Compensation Table for all named executive officers except Mr. Scott and Ms. Petren. Ms. Petren’s and Mr. Scott’s long-term incentive arrangements are described in footnotes 3 and 6 on page 64.

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SPU awards are paid in the first quarter of the calendar year following the close of the performance period.

Cigna has structured the 2009-2011 SPU program for named executive officers to permit Cigna to deduct SPU payments to named executive officers as performance-based compensation under Internal Revenue Code Section 162(m). In order for named executive officers to receive any SPU payouts, objective performance goals, set by the PRC, must first be satisfied. The maximum payout per SPU is $200. The PRC may exercise its discretion to reduce the size of awards after applying the criteria described above under 2009-2011 SPUs to establish an appropriate unit value. However, the PRC does not have the authority to increase the size of any SPU awards.

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Grants of Plan-Based Awards in Fiscal Year 2011

This table provides information about annual incentive targets for 2011 and grants of plan-based awards made in 2011 to the named executive officers. Specifically, the table includes: (1) the 2011 annual incentive targets and maximum values approved by the PRC for the named executive officers; (2) the stock options granted to the named executive officers on March 1, 2011 by the PRC as part of the annual long-term incentive awards; (3) the 2011 – 2013 SPSs approved by the PRC for named executive officers; (4) for Messrs. Nicoletti, McCarthy and Manders and Ms. Jones, the transitional SPUs and SPSs approved by the PRC; and (5) restricted stock grants approved by the PRC for Mr. Nicoletti and Ms. Jones. The disclosed amounts do not necessarily reflect the actual amounts that will be paid to the named executive officers. Those amounts will be known only at the time the awards vest or become payable.

Name (a)	Grant Date (b)	Committee Approval Date (c)	Award Type (d)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
				Units Awarded (#) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
David M. Cordani	–	–	MIP Target		–	1,800,000(2)	3,600,000
	3/1/2011	2/22/2011	SPS Award
	3/1/2011	2/22/2011	Option Award
Ralph J. Nicoletti	–	–	MIP Target		–	293,836(2)	587,672
	8/8/2011	7/27/2011	Transitional SPS
	8/8/2011	7/27/2011	Transitional SPS
	8/8/2011	7/27/2011	Transitional SPU	2,372(1)	–	177,990	474,400
	8/8/2011	7/27/2011	Option Award
	8/8/2011	7/27/2011	Restricted Stock Grant
Nicole S. Jones	–	–	MIP Target		–	415,000(2)	830,000
	6/6/2011	5/20/2011	Transitional SPS
	6/6/2011	5/20/2011	Transitional SPS
	6/6/2011	5/20/2011	Transitional SPU	6,912(1)	–	518,400	1,382,400
	6/6/2011	5/20/2011	Option Award
	6/6/2011	5/20/2011	Restricted Stock Grant
John M. Murabito	–	–	MIP Target		–	425,000(2)	850,000
	3/1/2011	2/22/2011	SPS Award
	3/1/2011	2/22/2011	Option Award
Matthew G. Manders	–	–	MIP Target		–	475,000(2)	1,200,000
	3/1/2011	2/22/2011	SPS Award
	12/1/2011	5/20/2011	Transitional SPS
	12/1/2011	5/20/2011	Transitional SPS
	3/1/2011	2/22/2011	Option Award
Thomas A. McCarthy	–	–	MIP Target		–	275,000(2)	550,000
	3/1/2011	2/22/2011	SPS Award
	8/8/2011	7/27/2011	Transitional SPS
	8/8/2011	7/27/2011	Transitional SPS
	3/1/2011	2/22/2011	Option Award
Bertram L. Scott	–	–	MIP Target		–	650,000(2)	1,300,000
	3/1/2011	2/22/2011	SPS Award
	3/1/2011	2/22/2011	Option Award
Carol A. Petren	–	–	MIP Target		–	300,000(2)	300,000
	3/1/2011	2/22/2011	SPS Award
	3/1/2011	2/22/2011	Option Award

(1) In June 2011, Mr. Nicoletti and Ms. Jones were hired as the CFO and as the General Counsel, respectively. Mr. Nicoletti was awarded 2,372 transitional SPUs and Ms. Jones was awarded 6,912 transitional SPUs, both for the 2009-2011 performance period to be paid in 2012. See page 42 Transition Compensation Actions in the CD&A for additional information on the transitional SPUs.

(2) Amounts in this column represent annual incentive targets for the 2011 performance period to be paid in 2012. Individual award values can range from 0% to 200% of target (shown in column (g)), subject to the EIP limits. The actual amounts earned are in the “non-equity incentive plan compensation” column of the Summary Compensation Table on page 55 of this proxy statement for all named executive officers except Ms. Petren and Mr. Scott. In the case of Ms. Petren and Mr. Scott, the award is shown in the “all other compensation” column of the Summary Compensation Table because the value was agreed upon at the time of separation.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 55

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Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#) (l)(4)	All Other Option Awards: Number of Securities Underlying Options (#) (m)(5)	Exercise or Base Price of Option Awards ($/Sh) (n)(6)	Closing Market Price on Date of Grant ($/Sh) (o)	Grant Date Fair Market Value of Stock and Option Awards ($) (p)(7)
Threshold (#) (i)	Target (#) (j)	Maximum (#) (k)

–	118,512	237,024					5,825,025
				189,610	42.190	41.850	2,647,883

–	13,200	26,400					602,813
–	21,119	42,238					1,035,567

				9,504	42.090	40.250	132,408
–			5,940				250,015

–	13,380	26,760					702,565
	13,380	26,760					754,367

				8,266	48.395	47.980	132,411
			5,166				250,009

–	14,311	28,622					703,405
				22,896	42.190	41.850	319,740

–	14,992	29,984					736,877
–	1,548	3,096					73,868
–	2,874	5,748					147,254
				23,986	42.190	41.850	334,962

–	5,100	10,200					250,672
–	996	1,992					45,485
–	1,625	3,250					79,682
				8,159	42.190	41.850	113,940

–	20,740	41,480					1,019,399
				33,182	42.190	41.850	463,383

–	17,777	35,554					873,764
				28,442	42.190	41.850	397,189

(3) Represents SPSs awarded for the 2011-2013 performance period and transitional SPSs for the 2010-2012 performance period awarded to Mr. Nicoletti and Ms. Jones as part of their new hire compensation packages and to Messrs. Manders and McCarthy as part of their compensation changes. The PRC will determine payout for the SPSs, if any, in 2014. The number of shares paid can range from 0% to 200% of the number of SPSs awarded. There is no minimum number of shares that will be earned under the SPS awards. Within the performance measures, the threshold earned shares percentages are as follows: for the TSR measure, 25% of shares are earned at threshold, and for both the Adjusted Income From Operations and Revenue measures, 35% of shares are earned at threshold. Because payment will be made in Cigna common stock, the actual value of the earned awards is based on Cigna’s common stock price at the time of payment.

(4) Represents restricted stock grants approved by the PRC for Mr. Nicoletti and Ms. Jones as part of their new hire compensation packages.

(5) Represents the stock option awards approved by the PRC at its February 2011 meeting as part of each named executive officers’ annual long-term incentive award, with the exception of Mr. Nicoletti and Ms. Jones, whose stock options were awarded as part of their new hire compensation package and Ms. Petren and Mr. Scott, whose stock options were forfeited upon their separation.

(6) The exercise price of Cigna stock options, pursuant to the Long-Term Incentive Plan, is the average of the high and the low trading price of Cigna common stock on the grant date.

(7) These amounts represent the grant date fair value of equity awards computed in accordance with ASC Topic 718, applying the same model and assumption Cigna applies for financial statement reporting purposes. Consistent with market practice Cigna stock option awards are calculated using a Black-Scholes value that assumes that all stock options are held full-term. Primarily for this reason, target long-term incentive values may differ from the grant date fair values reported in this table, which assumes a shorter term.

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Grants of Plan-Based Awards Table Narrative

In order to promote comparability across a broad range of companies, the compensation data used in the market assessment for Long-Term Incentive Plan awards is evaluated using standard assumptions. For instance, the methodology used in the market assessment assumes that all stock options are held for ten years. This assumption is calculated using the Securities and Exchange Commission’s safe harbor methodology and a three-year vesting period. When delivering actual Cigna common stock option awards, Cigna uses a Black-Scholes value that assumes that all options are held full-term (ten years). This assumption is used in grant calibration and for internal communication of long-term incentive values to all Long-Term Incentive Plan participants, including the named executive officers. When stock option awards are delivered, the stock option’s exercise price is made equal to the award date fair market value of Cigna common stock, that is, the average of the high and low stock price on the date of award. This measure of fair market value is a long-standing Cigna practice, and setting the stock option price no lower than the award date fair market value is required by the Cigna Long-Term Incentive Plan.

Strategic Performance Units

The PRC awarded transitional SPUs for the 2009-2011 performance periods to Messrs. Nicoletti, McCarthy and Manders and Ms. Jones in 2011. The performance measures and the structure of the awards are the same as those described for the 2009-2011 cycle on page 48.

Strategic Performance Shares

For the 2011 – 2013 performance period, the PRC awarded SPSs to the named executive officers (except Mr. Nicoletti and Ms. Jones) in March 2011 and transitional SPSs to Messrs. Nicoletti and McCarthy, Mr. Manders and Ms. Jones in August 2011, December 2011 and June 2011, respectively. The performance measures and structure of the awards are the same as those described on page 41.

Restricted Stock Awards

Restricted stock awards are not part of the annual long-term incentives for executive officers; however, awards may be granted as part of retention and/or transition compensation actions. In 2011, the PRC awarded restricted stock grants to Mr. Nicoletti and Ms. Jones as part of their new hire compensation packages, as described on page 42.

Stock Options

Stock options represented 50% of the long-term incentive awards for executive officers in 2011, as described on page 40. Mr. Nicoletti and Ms. Jones were hired after the annual grant in 2011; however, they each received a stock option grant as part of their new hire compensation packages.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 57

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Outstanding Equity Awards at Fiscal Year-End 2011

This table provides information about unexercised stock options and unvested stock awards (restricted stock and SPSs) held by the named executive officers at the end of 2011.

Name (a)	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#)(1) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)
David M. Cordani	12,729		29.8066	2/24/2015	-	-	71,268	2,993,256
	62,160		40.5649	2/22/2016
	91,278		46.8833	2/28/2017
	161,382		47.6650	2/8/2018
		53,795	47.6650	2/8/2018
	92,038		47.9250	2/27/2018
		59,359	14.0250	3/4/2019
	63,407		34.6450	3/3/2020
		126,773	34.6450	3/3/2020
		189,610	42.1900	3/1/2021
Total:	482,994	429,537			-	-	71,268	2,993,256
Ralph J. Nicoletti		9,504	42.0900	8/8/2021	5,940	249,480	10,296	432,432
Total:	-	9,504			5,940	249,480	10,296	432,432
Nicole S. Jones		8,266	48.3950	6/6/2021	5,166	216,972	8,028	337,176
Total:	-	8,266			5,166	216,972	8,028	337,176
John M. Murabito	27,360		40.5649	2/22/2016	39,633	1,664,586	9,769	410,298
	22,314		46.8833	2/28/2017
	29,966		47.9250	2/27/2018
		14,982	14.0250	3/4/2019
	9,723		34.6450	3/3/2020
		19,438	34.6450	3/3/2020
		22,896	42.1900	3/1/2021
Total:	89,363	57,316			39,633	1,664,586	9,769	410,298
Matthew G. Manders	15,855		40.5649	2/22/2016	32,115	1,348,830	9,916	416,472
	12,933		46.8833	2/28/2017
	13,646		47.9250	2/27/2018
		13,132	14.0250	3/4/2019
	7,264		34.6450	3/3/2020
		14,521	34.6450	3/3/2020
		23,986	42.1900	3/1/2021
Total:	49,698	51,639			32,115	1,348,830	9,916	416,472
Thomas A. McCarthy	22,500		16.2233	4/23/2013	13,926	584,892	3,845	161,490
	24,075		18.4783	2/25/2014
	8,805		29.8066	2/24/2015
	5,475		40.5649	2/22/2016
	4,464		46.8833	2/28/2017
	5,651		47.9250	2/27/2018
	14,389		14.0250	3/4/2019
		7,193	14.0250	3/4/2019
	2,714		34.6450	3/3/2020
		5,424	34.6450	3/3/2020
		8,159	42.1900	3/1/2021
Total:	88,073	20,776			13,926	584,892	3,845	161,490
Bertram L. Scott							6,733	282,786
Total:							6,733	282,786
Carol Ann Petren	30,426		46.8833	2/28/2017			4,461	187,362
	38,528		47.9250	2/27/2018
	19,262		14.0250	3/4/2019
	25,354		34.6450	3/3/2020
	28,442		42.1900	3/1/2021
Total:	142,012	-			-	-	4,461	187,362
(1) The following table shows the vesting date of the stock options, restricted stock, and SPSs that have not vested, held as of December 31, 2011 by the named executive officers.

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	Number of Stock Options That Have Not Vested	Vesting Date	Number of Shares or Units That Have Not Vested	Vesting Date	Number of Equity Incentive Plan Award Shares or Units That Have Not Vested (i)	Vesting Date (i)
David M. Cordani	53,795	2/8/2012			35,714	2013
	59,359	3/4/2012			35,554	2014
	63,386	3/3/2012
	63,387	3/3/2013
	63,216	3/1/2012
	63,197	3/1/2013
	63,197	3/1/2014
Ralph J. Nicoletti	3,168	8/8/2012	2,970	8/8/2014	3,960	2013
	3,168	8/8/2013	1,485	8/8/2015	6,336	2014
	3,168	8/8/2014	1,485	8/8/2016
Nicole S. Jones	2,756	6/6/2012	2,583	6/6/2014	4,014	2013
	2,755	6/6/2013	1,292	6/6/2015	4,014	2014
	2,755	6/6/2014	1,291	6/6/2016
John M. Murabito	14,982	3/4/2012	2,554	9/14/2012	5,476	2013
	9,719	3/3/2012	37,079	11/9/2013	4,293	2014
	9,719	3/3/2013
	7,634	3/1/2012
	7,631	3/1/2013
	7,631	3/1/2014
Matthew G. Manders	13,132	3/4/2012	32,115	8/3/2013	4,556	2013
	7,260	3/3/2012			5,360	2014
	7,261	3/3/2013
	7,997	3/1/2012
	7,994	3/1/2013
	7,995	3/1/2014
Thomas A. McCarthy	7,193	3/4/2012	13,926	8/30/2013	1,827	2013
	2,712	3/3/2012			2,018	2014
	2,712	3/3/2013
	2,721	3/1/2012
	2,719	3/1/2013
	2,719	3/1/2014
Bertram L. Scott					4,659	2013
					2,074	2014
Carol Ann Petren					3,572	2013
					889	2014

(i) The shares are not vested until they are paid. Shares are paid in the year following the close of the performance period. The PRC will determine payout for the SPSs, if any, in the year that the shares vest, based on achievement of the established performance goals. The number of shares paid can range from 0% to 200% of the number of SPSs awarded. There is no minimum number of shares that will be earned under the SPS awards. In accordance with the Securities and Exchange Commission’s disclosure rules that govern presentation of executive compensation in this proxy statement, the number of SPSs reported above reflect the threshold percent of shares as described in footnote 2 to the Grants of Plan-Based Awards Table on page 50.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 60

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Option Exercises and Stock Vested in Fiscal Year 2011

This table provides information about the number of shares acquired, and value realized by, the named executive officers upon exercise of stock options and vesting of restricted stock during 2011. For stock options, the realized value represents the difference between the fair market value on the grant date of the stock option award and the stock price at the time the option is exercised multiplied by the number of options exercised. For restricted stock, the realized value represents the fair market value on the vesting date multiplied by the number of shares of restricted stock.

The amounts in this table reflect Cigna’s strong emphasis on performance-based and long-term compensation and appreciation of Cigna’s common stock price. As described in “CD&A—Executive Stock Ownership Requirements and Hedging Prohibition” on page 42, Cigna requires executive officers to retain, for at least one year, a minimum of 50% of the shares acquired upon exercise of any stock options and 50% of the shares acquired upon vesting of restricted stock grants (in each case, net of applicable taxes and fees).

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized upon Exercise ($) (c)(1)	Number of Shares Acquired on Vesting (#) (d)	Value Realized upon Vesting ($) (e)(1)
David M. Cordani	82,698	2,002,926	-	-
Ralph J. Nicoletti	-	-	-	-
Nicole S. Jones	-	-	-	-
John M. Murabito	55,901	1,255,768	2,554	115,977
Matthew G. Manders	13,132	435,896	1,851	78,584
Thomas A. McCarthy	-	-	-	-
Bertram L. Scott	11,551	85,082	-	-
Carol Ann Petren	64,328	1,362,089	822	40,031

(1) The dollar amount reported as value realized upon exercise of stock options and vesting of restricted stock grants was paid as wholly-owned shares and is subject to the stock holding requirement for executive officers.

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Pension Benefits for Fiscal Year 2011

This table shows the present value as of December 31, 2011 of the estimated retirement benefit payable to each of the named executive officers (except for Messrs. Nicoletti and Scott, as neither participates in the pension benefits plan) assuming that they retire at age 65. The amounts shown are estimates only. They are not necessarily the actual amounts that will be paid to the named executive officers because the actual amounts will not be known until they become payable.

Name (a)	Plan Name (b)	Number of Years Credited Service (#)(c)	Normal Retirement Age (#)(d)	Present Value of Accumulated Benefit ($)(e)
David M. Cordani	Cigna Pension Plan	18	65	255,771
	Cigna Supplemental Pension Plan	18	65	158,855
	Cigna Supplemental Pension Plan of 2005	18	65	525,045
Nicole S. Jones	Cigna Pension Plan	3	65	43,601
	Cigna Supplemental Pension Plan	3	65	-
	Cigna Supplemental Pension Plan of 2005	3	65	49,989
John M. Murabito	Cigna Pension Plan	6	65	107,538
	Cigna Supplemental Pension Plan	6	65	-
	Cigna Supplemental Pension Plan of 2005	6	65	429,838
Matthew G. Manders	Cigna Pension Plan	23	65	664,682
	Cigna Supplemental Pension Plan	23	65	340,858
	Cigna Supplemental Pension Plan of 2005	23	65	1,688,720
Thomas A. McCarthy	Cigna Pension Plan	26	65	675,239
	Cigna Supplemental Pension Plan	26	65	230,463
	Cigna Supplemental Pension Plan of 2005	26	65	152,591
Carol Ann Petren	Cigna Pension Plan	4	65	69,257
	Cigna Supplemental Pension Plan	4	65	-
	Cigna Supplemental Pension Plan of 2005	4	65	246,561

Parts A and B of the Cigna Pension Plan and the Cigna Supplemental Pension Plan of 2005 were frozen effective July 1, 2009. The Cigna Supplemental Pension Plan was frozen effective December 31, 2004.

Messrs. Cordani and McCarthy participated in Part B of the Cigna Pension Plan, the Cigna Supplemental Pension Plan, and the Cigna Supplemental Pension Plan of 2005. Mr. Murabito and Ms. Petren participated in Part B of the Cigna Pension Plan and the Cigna Supplemental Pension Plan of 2005. Messrs. Scott and Nicoletti were hired after July 1, 2009 when the Company froze the Cigna Pension Plan (see page 43); therefore, they are not entitled to benefits under the Cigna Pension Plan or the Supplemental Pension Plans. Before re-joining Cigna in June 2011, Ms. Jones had previously been employed by the Company for a period of over three years, during which she participated in Part B of the Cigna Pension Plan and the Cigna Supplemental Pension Plan of 2005.

Mr. Manders participated in Part A of the Cigna Pension Plan, the Cigna Supplemental Pension Plan and the Cigna Supplemental Pension Plan of 2005, which were frozen effective July 1, 2009, December 31, 2004 and July 1, 2009, respectively. During a prior period of employment with the Company, Mr. McCarthy also earned benefits under Part A of the Cigna Pension Plan, the Cigna Supplemental Pension Plan, and the Cigna Supplemental Pension Plan of 2005. The actuarial present values of the prior period benefits that Messrs. Manders and McCarthy accumulated were computed as a single life annuity payable from normal retirement age (age 65) and then discounted to the present value as of December 31, 2011 using the same assumptions as those used for financial reporting purposes. The assumptions are interest discount rates of 4.0% for the Cigna Pension Plan and 3.5% for the Cigna Supplemental Pension Plan and the Cigna Supplemental Pension Plan of 2005, and the RP 2000 mortality table projected with scale AA to the year 2020 for those plans.

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Cigna Pension Plan

From 2000 to July 2009 the Cigna Pension Plan generally covered all U.S. based employees, including all named executive officers serving during that time. Cigna makes all the contributions necessary to fund Plan benefits into a trust fund, and the annual contributions are at least the amount required to meet the minimum funding requirements that apply to the Plan. Benefits are payable only after the termination of an employee’s service with Cigna.

The Cigna Pension Plan consists of Parts A and B, as described below. Part A covered certain employees hired before 1989, while Part B covered all other U.S. employees. The Plan’s benefit formulas applied equally to named executive officers and other employees. As explained on page 43, the Plan was frozen effective July 1, 2009, and employees hired after that date are not covered by the Plan.

Pension Plan benefits are based on an employee’s years of credited service and eligible earnings.

•

“Credited service” is generally the period of an employee’s service with a Cigna company while it participated in the Cigna Pension Plan. An employee received credit for one year of credited service for any calendar year in which the employee was credited with at least 1,000 hours of service. No employee has received credit for any service after 2009.

•

“Eligible earnings” include base salary and annual incentive pay, but not payments under any long-term incentive compensation plans. Earnings after July 1, 2009 are not eligible earnings.

Part A

For credited service before April 1, 2008, Part A provides an annual retirement benefit stated in terms of a single life annuity payable at age 65. That annual benefit equals:

•

the employee’s years of credited service (up to a maximum of 30 years);

•

multiplied by 2% of the higher of the employee’s average annual eligible earnings over (a) the final 36 months of service, or (b) the three consecutive calendar years with the highest eligible earnings; and

•

minus an offset equal to approximately half of the employee’s annual Social Security benefits.

On March 31, 2008, this formula was frozen so that credited service after March 31, 2008 and eligible earnings after July 1, 2009 are not counted.

Part A benefits under the frozen formula are generally payable only in annuity form as early as age 55. An actuarial reduction applies if benefit payments begin before age 65. All Part A participants are 100% vested.

Effective April 1, 2008, Cigna adopted a new cash balance formula under Part A. For credited service on or after April 1, 2008, the plan provides a retirement benefit stated as a lump sum hypothetical account balance. That account balance equals the sum of (1) the employee’s accumulated annual benefit credits and (2) quarterly interest credits.

For each year that an employee earns a year of credited service, the employee’s account receives annual benefit credits equal to a percentage of eligible earnings: 8% for 2008 eligible earnings after March 31, 2008; 9% for 2009 eligible earnings through July 1, 2009; and 3% once an employee has 30 years of credited service.

On the last day of each calendar quarter until an employee’s benefit is paid, the employee’s account also receives interest credits, which are based on an annual rate equal to the lesser of 9% or the yield on the five-year U.S. Treasury Constant Maturity Notes for the month of November of the preceding calendar year, plus 25 basis points. However, the annual rate will not be less than 4.5%.

The hypothetical account balance is payable as early as an employee’s termination of employment. Payments may be made in annuity form or lump sum, at the employee’s election.

Part B

Part B provides a retirement benefit stated as a lump sum hypothetical account balance similar to the Part A cash balance benefit described above. However:

•

Annual Part B benefit credits range from 3% to 8.5% of eligible earnings, based on the employee’s age and accumulated years of credited service.

•

As of January 1, 2008, an employee must have at least three years of vesting service to be 100% vested with a right to a Part B pension benefit. “Vesting service” is service with any Cigna company, even if it does not participate in the Cigna Pension Plan. Effective July 1, 2009, when the Plan was frozen, any Part B participant employed by Cigna on April 1, 2009 became 100% vested.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 63

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Cigna Supplemental Pension Plan and Cigna Supplemental Pension Plan of 2005

The Cigna Supplemental Pension Plan provides an additional pension benefit to any employee whose Cigna Pension Plan benefit is limited by one or more federal income tax laws. The additional benefit equals the amount by which those limits reduce the pension benefit an employee would otherwise receive under the tax-qualified Cigna Pension Plan. The same plan provisions, including the definitions of service and earnings, apply equally to all employees with compensation above the qualified plan limits, including the named executive officers.

The Cigna Supplemental Pension Plan was frozen effective December 31, 2004, and replaced with the Cigna Supplemental Pension Plan of 2005, which was frozen effective July 1, 2009.

The tax law limits in effect in 2009 were:

•

an annual limit of $195,000 on payments beginning at age 65 (the limit is actuarially reduced for payments beginning at an earlier age);

•

an annual limit of $245,000 on annual compensation that can be included in the Cigna Pension Plan’s benefit calculations; and

•

an exclusion from eligible earnings of any compensation deferred under a nonqualified deferred compensation arrangement.

In calculating Supplemental Pension Plan benefits, the above limits are ignored; otherwise, the regular Cigna Pension Plan formulas and other terms and conditions apply. Supplemental Pension Plan benefits are paid in the year after an employee reaches age 55 or separates from service with Cigna, whichever is later. Pre-2005 benefits are ordinarily paid in a lump sum, based on the rules of the Supplemental Pension Plan, but an employee who makes a timely election in compliance with applicable tax law may have all or part of the benefit that was earned and vested before 2005 paid in equivalent monthly installments. Any lump sum more than $100,000 is payable in two installments, with the second installment paid one year after the first. Supplemental Pension Plan benefits earned after 2004 are covered under the Supplemental Pension Plan of 2005, which provides only for payments in a lump sum in the year after an employee separates from service or reaches age 55, whichever is later.

Nonqualified Deferred Compensation for Fiscal Year 2011

This table provides information about the contributions, earnings and balances of the named executive officers under Cigna’s Deferred Compensation Plan as of and for the year ended December 31, 2011.

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawal/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)(1)
David M. Cordani	-	-	16,717	-	130,668
Ralph J. Nicoletti	-	-	-	-	-
Nicole S. Jones	-	-	-	-	-
John M. Murabito (2)	-	-	149,025	-	1,275,888
Matthew G. Manders	-	-	-	-	-
Thomas A. McCarthy	-	-	-	-	-
Bertram L. Scott	-	-	-	-	-
Carol Ann Petren	-	-	(5,242)	-	318,846

(1) This column includes compensation earned in prior years and reported in the Summary Compensation Tables of Cigna’s previous proxy statements in the aggregate amounts of $95,200 for Mr. Cordani; $279,100 for Ms. Petren; and $437,000 for Mr. Murabito.

(2) Mr. Murabito’s deferred compensation balance represents mandatory deferral of prior years’ compensation awards.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 64

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Nonqualified Deferred Compensation Narrative

Cigna Deferred Compensation Plan

Cigna credits deferred compensation with hypothetical investment earnings during the deferral period as follows:

•

Deferred cash compensation is credited with amounts that equal the gains (or losses) on the actual investment options available under the Cigna 401(k) Plan. The 401(k) investment options include a default fixed income fund with an annual interest rate applicable for 2011 of 4.6%, which is not considered an “above market” interest rate as that term is defined by the Securities and Exchange Commission. The fixed income fund is the only hypothetical investment option available to non-executive employees.

•

Deferred shares of Cigna common stock are credited with amounts equal to any dividends that are paid on actual shares of Cigna common stock. These hypothetical dividends are treated as deferred cash compensation.

Subject to limitations under Section 16 of the Securities Exchange Act of 1934 and under Cigna’s Securities Transactions and Insider Trading Policy, which prohibits trading by Cigna’s named executive officers during blackout periods, executive officers who participate in the Deferred Compensation Plan can defer up to 100% of their base salary and annual incentive award and change their hypothetical investment allocations on deferrals once per quarter.

Before 2008, the PRC mandated deferral of certain compensation by Cigna’s named executive officers because immediate payment of that compensation would not be deductible by Cigna due to limits imposed by Section 162(m) of the Internal Revenue Code. After 2007, the PRC has not mandated deferral of compensation paid to any named executive officer.

Generally, payments of mandatory and voluntary deferrals after 2004 will be made or will begin during one of the following periods: seven months after the named executive officer’s separation from service; July of the year following the year of an executive’s separation from service; the ninety day period beginning January 1 of the year following the year of an executive’s death; or a date specified by the officer or by Cigna. Deferred compensation balances represent a general unsecured and unfunded obligation of the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The Contingent Payments Table on page 60 reflects the estimated amount of compensation that would become payable to each of the named executive officers under existing plans and arrangements if the named executive officer’s employment had terminated and/or a change of control had occurred on December 31, 2011, given the named executive officer’s compensation and service levels as of such date and, if applicable, based on the Company’s closing stock price on that date. Ms. Petren retired from the Company before December 31, 2011, and Mr. Scott terminated employment before December 31, 2011; therefore, the actual arrangements upon termination are described on page 63 under the heading Terms of Separation for Ms. Petren and Mr. Scott.

All change of control benefits are double-trigger (that is, are payable only upon a change of control followed by termination of employment). The value attributable to benefits available prior to the occurrence of any termination of employment, including then-exercisable options, is included under the heading, Value of Long-Term Incentive; and benefits available generally to salaried employees, such as distributions under the Company’s 401(k), supplemental 401(k), deferred compensation and pension plans are reflected in the aggregate in the table under the heading, Retirement Plan(s). Additionally, in connection with any actual termination of employment or change of control transaction, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of the benefits described below, as the PRC determines appropriate.

The amounts reflected in the Contingent Payments Table are estimates. The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change of control can be determined only at the time of any such event. The calculation of the hypothetical amounts paid to each of the named executive officers in the circumstances described below relies heavily on assumptions used in making the calculations. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than those reported below. Factors that could affect these amounts include the timing during the year of any such event, the company’s stock price, the named executive officer’s age, and specific plan terms that govern administration of payments. See also “Employment Arrangements and Post-termination Payments” on page 44 in the CD&A section above for a description of Cigna’s policies on severance pay.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 65

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In calculating the hypothetical payment amounts, we have assumed (except as noted below) that: (1) change of control and termination occur as of December 31, 2011; (2) payments of benefits are made in a lump sum on December 31, 2011; and (3) the value of options would be equal to the value realized upon exercise of those options that were in-the-money as of December 31, 2011. However, the actual exercise date of options is not known and payment dates would vary because of Internal Revenue Code rules relating to deferred compensation, and because of other considerations.

Frozen accrued benefits under Cigna’s Pension Plan (Part A and Part B) and/or Cigna’s Supplemental Pension Plan are included in the table for those executives with these benefits. Mr. Cordani has a frozen accrued benefit under Part B of the Cigna Pension Plan and the Cigna Supplemental Pension Plans. Mr. Manders has a frozen accrued benefit under Part A of Cigna’s Pension Plan and the Cigna Supplemental Pension Plans. Mr. McCarthy has a frozen accrued benefit under Part A and Part B of the Cigna Pension Plan, and the Cigna Supplemental Pension Plans. Ms. Jones and Mr. Murabito each have a frozen accrued benefit under Part B of the Cigna Pension Plan and the Cigna Supplemental Pension Plan of 2005. Part B provides a retirement benefit stated as a lump sum hypothetical account balance. The account balance as of December 31, 2011 is the amount of payout reflected in the table.

Hypothetical payment amounts are rounded to the nearest thousand and represent an approximation of the potential payment.

Contingent Payments

The aggregate amounts in the Contingent Payments Table on page 74 appear under the following headings:

•

Retirement Plan(s), for which the value may include:

–

Frozen accrued benefits under the Pension Plan and Supplemental Pension Plans (see narrative description following the Pension Benefits Table on pages 57 and 58 for information about payments;

–

Vested amounts under the 401(k) and Supplemental 401(k); and

–

Deferred Compensation Plan balances (see narrative description following the Nonqualified Deferred Compensation Table on page 71 for information about payments).

•

Severance, which refers to salary continuation upon involuntary termination or salary and annual incentive payments upon change of control.

•

Annual Incentive, which refers to annual cash incentive awards.

•

Value of Long-Term Incentive, which may represent some or all of the following: exercisable in-the-money options, payment in lieu of unvested restricted stock, accelerated vesting of options and/or restricted stock, SPUs, and/or SPSs.

•

Outplacement Services and Other Benefits, which may include cost to the Company for outplacement services and or company paid life insurance.

•

Change of Control Cut-Back, which refers to the application of the reduction of the total payment upon change of control under the modified cap, of which either: (1) an executive will receive the full amount of change of control benefits and also pay any resulting excise tax, or (2) an executive’s change of control benefits will be reduced enough to avoid the excise tax entirely - whichever alternative provides the executive with the greater amount of after-tax benefits.

Contingent Payments
All Actions Assume a December 31, 2011 Termination Date
		Termination for Cause or Voluntary Termination ($)	Involuntary Termination not for Cause ($)	Termination upon a Change of Control ($)	Retirement ($)	Death ($)
David M. Cordani	Retirement Plan(s)	1,421,819	1,421,819	1,421,819	1,421,819	1,421,819
	Severance	-	1,000,000	9,750,000	-	-
	Annual Incentive	-	1,800,000	-	1,800,000	-
	Value of Long-Term Incentive	710,774	8,498,961	17,940,653	11,091,944	11,091,944
	Outplacement Services and Other Benefits	-	31,724	$21,724	13,500	-
	Change of Control Cut-Back	-	-	-	-	-
	TOTAL	2,132,593	12,752,504	29,134,196	14,327,263	12,513,763
Ralph J. Nicoletti	Retirement Plan(s)	5,987	5,987	5,987	5,987	5,987
	Severance	-	550,000	2,531,508	-	-
	Annual Incentive	-	293,836	-	293,836	-
	Value of Long-Term Incentive	-	1,095,521	1,987,378	1,092,654	1,092,654
	Outplacement Services and Other Benefits	-	30,537	20,537	-	-
	Change of Control Cut-Back	-	-	-	-	-
	TOTAL	5,987	1,975,881	4,545,410	1,392,477	1,098,641
Nicole S. Jones	Retirement Plan(s)	220,419	220,419	220,419	220,419	220,419
	Severance	-	515,000	2,790,000	-	-
	Annual Incentive	-	415,000	-	415,000	0
	Value of Long-Term Incentive	-	1,299,831	2,204,892	1,297,338	1,297,338
	Outplacement Services and Other Benefits	-	30,539	20,539	-	-
	Change of Control Cut-Back	-	-	-	-	-
	TOTAL	220,419	2,480,789	5,235,850	1,932,757	1,517,757
John M. Murabito	Retirement Plan(s)	1,983,271	1,983,271	1,983,271	1,983,271	1,983,271
	Severance	-	592,250	3,498,000	-	-
	Annual Incentive	-	425,000	-	425,000	-
	Value of Long-Term Incentive	110,777	3,005,991	4,538,556	3,548,949	3,548,949
	Outplacement Services and Other Benefits	-	31,117	21,117	-	-
	Change of Control Cut-Back	-	-	-	-	-
	TOTAL	2,094,048	6,037,629	10,040,944	5,957,220	5,532,220
Matthew G. Manders	Retirement Plan(s)	2,379,937	2,379,937	2,379,937	2,379,937	1,659,830
	Severance	-	575,000	3,623,439	-	-
	Annual Incentive	-	475,000	-	475,000	-
	Value of Long-Term Incentive	76,180	2,521,798	3,963,947	2,980,466	2,980,466
	Outplacement Services and Other Benefits	-	30,899	20,899	-	-
	Change of Control Cut-Back	-	-	(1,060,952)	-	-
	TOTAL	2,456,117	5,982,634	8,927,270	5,835,403	4,640,296
Thomas A. McCarthy	Retirement Plan(s)	1,956,588	1,956,588	1,956,588	1,956,588	1,387,157
	Severance	-	425,000	2,100,000	-	-
	Annual Incentive	-	275,000	-	275,000	-
	Value of Long-Term Incentive	1,683,974	2,693,186	3,303,089	2,927,582	2,927,582
	Outplacement Services and Other Benefits	-	30,589	20,589	-	-
	Change of Control Cut-Back	-	-	-	-	-
	TOTAL	3,640,562	5,380,363	7,380,266	5,159,170	4,314,739

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 66

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Termination for Cause or Voluntary Termination

Generally, a named executive officer would receive payments or benefits limited to those attributable to benefits available prior to termination, such as 401(k), supplemental 401(k), deferred compensation, pension plans and the value of exercisable in-the-money options, in the case of voluntary termination, or termination for cause, such as after conviction of a felony involving fraud or dishonesty directed against Cigna. Restricted stock, unvested and vested unexercised options, SPUs and SPSs would be forfeited or expire upon termination and, generally, no annual incentive or additional base salary would be paid. Accordingly, Cigna estimates that it would not make any other payments in the event of a termination for cause or voluntary termination.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 67

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Involuntary Termination not for Cause

Payments and benefits may be provided to named executive officers whose employment is terminated because of job elimination, permanent disability or any other non-cause reason. If a named executive officer is terminated not for cause, there is no plan or formula that prescribes benefits that would be provided. Some of the benefits, such as severance payments or payments in the amount of the value of unvested restricted stock awards, would be subject to the discretion of the PRC. The following factors are typically considered in the exercise of such discretion: length of service; the executive’s total compensation target; and the executive’s career plans following termination of employment with Cigna.

From the range of possible decisions the PRC may make about payments and benefits, for purposes of this estimate it is assumed a named executive officer would receive:

•

An amount equal to one year of base salary.

•

A prorated portion of that individual’s annual incentive target. The total amount of the annual incentive payout for 2011 was included in the estimate because it assumes termination at year-end.

•

A lump sum payment equal to the value of unvested restricted stock, calculated by multiplying the number of shares of restricted stock forfeited upon termination, by the average closing price (assumed to be $42.48) over 30 trading days ending on the assumed termination date at year-end.

•

Payout of previously awarded SPUs at 100% of the 2009-2011 SPU award. The value shown for each named executive officer represents the target value ($75) however, the actual value would be determined at the end of each performance period.

•

Payout of a prorated portion of previously awarded SPSs based on 67% of the 2010 -2012 SPS award and 33% of the 2011- 2013 SPS award. The value shown for each named executive officer represents the number of SPSs multiplied by the closing price of Cigna common stock on December 31, 2011 ($42.00).

Previous separation agreements with executive officers required the terminated officer to make certain promises, covenants and waivers, including those relating to non-competition and non-solicitation, in exchange for the benefits and payments provided by the Company.

In addition, each named executive officer would be entitled to receive the amounts vested under Cigna’s pension plans, 401(k) plan and supplemental 401(k) plan; amounts accrued under the deferred compensation plan; and the value of exercisable in-the-money options. The calculation of estimated payments also assumes payment of approximately $30,000 for one year of outplacement services based on the cost to Cigna and the cost to the Company for life insurance for one year.

Termination upon a Change of Control

The payments and benefits discussed are entirely hypothetical and contingent in nature. However, if a change of control were to occur, under our change of control policies discussed in CD&A, executive officers who are terminated (other than as the result of conviction of a felony involving fraud or dishonesty directed against Cigna) within two years after a change of control would receive payments equal to:

•

156 weeks of pay, at the base salary rate in effect at termination.

•

Three times the greater of the executive’s last annual incentive payment or the amount of the executive’s annual incentive target immediately before the change of control.

•

The number of outstanding SPUs multiplied by the greatest of: the target value ($75); the value for a unit paid in the preceding twelve-month period ($125); or the average of the unit values for the last two unit payments ($125).

•

The number of outstanding SPSs multiplied by the greatest of: 100%; the vesting percent from the preceding performance period; or the average vesting percent for last two performance periods.

In addition, and only upon termination within two years after a change of control, restrictions on restricted stock awards would lapse and any unvested options would become exercisable and would expire on the earlier of the original expiration date or three months after the termination date.

The calculation of estimated payments assumes payment of approximately $20,000 for six months of outplacement services and the cost to the Company for life insurance for one year. In addition, each named executive officer would be entitled to receive the amounts vested under Cigna’s pension plans, 401(k) plan and supplemental 401(k); amounts accrued under the deferred compensation plan; and the value of exercisable in-the-money options. If, within two years after a change of control, any of the changes described in the next sentence affect an executive level employee, and he or she then resigns following written notification to Cigna, the resignation will be treated as a termination upon a change of control. The covered changes are any reduction in compensation, any material reduction in authority, duties or responsibilities, or a relocation of the executive’s office more than 35 miles from its location on the date of the change of control.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 68

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Retirement

Upon retirement, the amount of any benefits or payments to a named executive officer is subject to the discretion of the PRC and/or the terms of any agreement executed by the Company and the retiring named executive officer that has been approved by the PRC. From the range of possible decisions the PRC may make about payments and benefits, for purposes of this estimate it is assumed a named executive officer would receive:

•

A prorated portion of that individual’s annual incentive target. The calculation includes the total annual incentive target for 2011 because the estimate assumes termination at year-end.

•

Payout of previously awarded SPUs at 100% of the 2009-2011 SPU award. The value shown for each named executive officer represents the target value ($75); however, actual value would be determined at the end of each performance period.

•

Payout of a prorated portion of previously awarded SPSs based on 67% of the 2010-2012 SPS award and 33% of the 2011-2013 SPS award. The value shown for each named executive officer represents the number of SPSs multiplied by the closing price of Cigna common stock on December 31, 2011 ($42.00).

•

Vesting of any unvested options would be accelerated and the options would become exercisable at retirement and expire on the original expiration date. The calculation includes the gain on in-the-money exercisable options.

•

Vesting of any unvested restricted stock awards upon retirement, with the PRC’s approval.

For the CEO, the calculation includes the incremental cost of providing office space and administrative assistance for one year, which is estimated to be approximately $13,500. In addition, each named executive officer would be entitled to receive the amounts vested under Cigna’s pension plans, 401(k) plan and supplemental 401(k) plan; and amounts accrued under the deferred compensation plan.

Death

If a named executive officer dies while still an active employee, certain benefits are available to that individual’s estate or surviving spouse. Payment of outstanding SPU and SPS awards are subject to the discretion of the PRC. In accordance with past practice, the estimates assume that the named executive officer’s estate or the surviving spouse would receive payment of a prorated portion of the SPUs and SPSs based upon the following formula: 100% of the 2009-2011 SPU award; 67% of the 2010-2012 SPS award; and 33% of the 2011 – 2013 SPS award. The SPU value shown for each named executive officer represents the target value ($75) and, for the SPS values, represents the Cigna common stock closing price on December 31, 2011 ($42.00); however, the actual value would be determined at the end of each performance period.

Restrictions on restricted stock awards would lapse upon death. In addition, vesting of any unvested options would be accelerated and the options would become exercisable at death and expire on the original expiration date. The calculation of the pension plan payouts includes the amount of an estimated survivor benefit which, along with other factors, is based upon the age of the deceased officer’s spouse. In addition, each named executive officer’s estate would be entitled to receive the amounts accrued under Cigna’s pension plans, 401(k) plan, supplemental 401(k) plan and the deferred compensation plan, as well as the value of exercisable in-the-money options. In the event of death before employment termination for a participant in Part A of Cigna’s pension plan, payments to a surviving spouse are different from those to a participant. In certain cases these benefits are payable at an earlier age than would otherwise be available under the plan and therefore the present value of those benefits may equal or exceed the present value of other payments upon termination.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 69

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Terms of Separation for Ms. Petren and Mr. Scott

The Termination Payments Table below represents the payments made under the terms of separation for Ms. Petren and Mr. Scott, who left the Company during 2011. The following is a description of the categories of payments made under the terms of their respective arrangements.

Mr. Scott’s agreement includes non-competition and non-solicitation covenants made by Mr. Scott as well as various other commitments, covenants and waivers. Mr. Scott is eligible for benefits available generally to salaried employees desriubed under the heading Retirement Plans. In addition, the agreement provides for benefits consisting of: (1) the payment of one year’s salary; (2) payouts under annual and long-term incentive arrangements; (3) cash payment for previously granted unvested restricted stock; and (4) miscellaneous insurance and outplacement benefits. The aggregate value of these benefits is approximately $3.9 million.

Ms. Petren’s agreement includes non-competition and non-solicitation covenants made by Ms. Petren, as well as various other commitments, covenants and waivers. Mr. Petren is eligible for benefits available generally to salaried employees descubed under the heading of Retirement Plans. In addition, the agreement provides for benefits consisting of: (1) payouts under annual and long-term incentive arrangements; and (2) cash payment for previously granted unvested restricted stock. The estimated aggregate value of these benefits is approximately $3.5 million.

Termination Payments ($)
December 9, 2011 Termination Date
Bertram L. Scott	Retirement Plan(s)(1)	53,483
	Severance	1,408,306
	Annual Incentive(2)	650,000
	Value of Long-Term Incentive(3)	1,818,389
	Outplacement Services and Other Benefits	30,000
	TOTAL	3,960,178
July 1, 2011 Termination Date
Carol Ann Petren	Retirement Plan(s)(4)	796,261
	Payment in Lieu of RSG vesting	1,000,000
	Annual Incentive(5)	300,000
	Value of Long-Term Incentive(6)	2,234,560
	TOTAL	4,330,821

(1) Present value of accumulated benefits at December 9, 2011.

(2) Annual incentive at target.

(3) Includes the following assumptions for SPU and SPS payments: (i) payment at actual unit value ($175) for 2009 units; and (ii) payment of 2010 and 2011 SPSs at December 9, 2011 closing price of $42.61.

(4) Present value of accumulated benefits at July 1, 2011.

(5) Prorated annual incentive at target.

(6) Includes the following assumptions for SPU and SPS payments: (i) payment at actual unit value ($175) for 2009 units; and (ii) payment of 2010 and 2011 SPSs at July 1, 2011 closing price of $52.20.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 70

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INFORMATION ABOUT ITEM 3.

RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS CIGNA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee approved the appointment of PricewaterhouseCoopers, LLP as Cigna’s independent registered public accounting firm for 2012. As a matter of good corporate governance, the Board is seeking shareholder ratification of the appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit Committee will reconsider PricewaterhouseCoopers’ appointment. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders.

A representative from PricewaterhouseCoopers, LLP is expected to attend the Annual Meeting, may make a statement, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers, LLP as Cigna’s independent registered public accounting firm.

Policy for the Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit services provided by Cigna’s accounting firms and all non-audit services provided by the Company’s principal independent registered public accounting firm. Specifically:

•

The full Audit Committee pre-approves all audit, review and attest services and their related fees.

•

The Chief Risk Officer and General Auditor (CRO) for the Company presents to the full Audit Committee a schedule, accompanied by detailed documentation, listing all permissible non-audit services expected to be performed by the Company’s independent registered public accounting firm during the calendar year. In the case of any additional permissible non-audit services concerning internal control over financial reporting and any tax service, the independent registered public accounting firm includes a written description of the scope of service and other information about the proposed service required by the Public Company Accounting Oversight Board rules. The Audit Committee reviews the schedule and documentation, and pre-approves the permissible non-audit services it deems appropriate.

•

For additional permissible non-audit services that arise during the calendar year, the CRO presents an updated schedule reflecting the additional services for review and consideration for pre-approval by the Audit Committee. After the CRO’s presentation of the schedules as described above and, if applicable, a discussion with the Company’s independent registered public accounting firm regarding the potential effects of any permissible tax services on the independence of the Company’s independent registered public accounting firm, the Audit Committee will approve those permissible non-audit services it deems appropriate and necessary.

•

The policy allows the pre-approval of additional permissible non-audit services to be delegated to one or more Audit Committee members so long as the proposed services do not exceed $250,000 individually. Any services approved in this manner must be reported to the full Audit Committee at its next regularly scheduled meeting.

•

The CRO reports to the Audit Committee at each meeting on any non-audit services performed by the independent registered public accounting firm and on fees incurred for any services performed by the independent registered public accounting firm. Annually, the CRO reports to the Audit Committee the projected ratio between audit and non-audit fees of the independent registered public accounting firm.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 71

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Fees to Independent Registered Public Accounting Firm

Aggregate fees billed for professional services rendered by PricewaterhouseCoopers, LLP for the audit of financial statements for the fiscal years ended December 31, 2011 and December 31, 2010, and fees billed for other services rendered by PricewaterhouseCoopers, LLP during those periods were as follows:

	2011	2010
Audit Fees	$6,836,000	$6,545,000
Audit-Related Fees	1,109,000	1,407,000
Tax Fees	71,000	56,000
All Other Fees	91,000	3,551,000
TOTAL	$8,107,000	$11,558,000

•

Audit fees include: the audit of annual financial statements; the review of quarterly financial statements; the performance of statutory audits; quarterly comfort letter work; and the evaluation of the effectiveness of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act.

•

Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under “Audit Fees.” Audit-related fees include: employee benefit plan audits; internal control reviews (e.g., Statement of Standards for Attestation Engagements No.16 reports); consultation concerning financial accounting and reporting standards; agreed upon procedures; due diligence purchase accounting; and regulatory examinations.

•

Tax fees include tax recovery services, tax consulting and tax compliance services.

•

All other fees include professional services rendered by PricewaterhouseCoopers, LLP not reported in any other category and include pre-approved business process advisory and consulting services. On November 2, 2010 (the Closing Date), the Company’s auditor acquired Diamond Management & Technology Partners, Inc. (Diamond), a consulting firm that the Company had been using prior to the acquisition. The fee information for 2010 reflected in “All Other Fees” includes fees of $1,423,420 paid to PricewaterhouseCoopers, LLP for services performed by Diamond after the Closing Date, which will not recur because the Company no longer uses the services of what was formerly Diamond. In 2010, the Audit Committee discussed with PricewaterhouseCoopers, LLP its independence in relation to the provision of these services and PricewaterhouseCoopers, LLP confirmed its independence from Cigna.

Audit Committee Report

Cigna has maintained an independent Audit Committee for many years. It operates under a written charter adopted by the Board of Directors. All of the members of the Audit Committee are independent (as defined in the listing standards of the New York Stock Exchange, applicable federal regulations, and Cigna’s independence standards).

Cigna’s management has primary responsibility for preparing Cigna’s financial statements and establishing and maintaining financial reporting systems and internal controls. Management is also responsible for reporting on the effectiveness of Cigna’s internal controls over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Cigna’s consolidated financial statements and issuing a report on these financial statements. The independent registered public accounting firm is also responsible for, among other things, issuing an attestation report on the effectiveness of Cigna’s internal control over financial reporting based on its audit. As provided in its charter, the Audit Committee’s responsibilities include oversight of these processes. As part of its oversight responsibilities, the Audit Committee meets with Cigna’s CRO, Chief Accounting Officer, General Counsel, Chief Financial Officer and independent registered public accounting firm, with and without management present, to discuss the adequacy and effectiveness of Cigna’s internal controls and the quality of the financial reporting process.

In this context, before Cigna filed its Annual Report on Form 10-K for the year ended December 31, 2011 with the Securities and Exchange Commission, the Audit Committee:

•

Reviewed and discussed with Cigna’s management the audited consolidated financial statements included in the Form 10-K and considered management’s view that the financial statements present fairly, in all material respects, the financial condition and results of operations of Cigna.

•

Reviewed and discussed with Cigna’s management and with the independent registered public accounting firm, PricewaterhouseCoopers, LLP, the effectiveness of Cigna’s internal controls over financial reporting as well as management’s report and PricewaterhouseCoopers, LLP’s attestation on the subject.

•

Discussed with PricewaterhouseCoopers, LLP, matters related to the conduct of its audit that are required to be communicated by auditors to audit committees and matters related to the fair presentation of Cigna’s financial condition and results of operations, including critical accounting estimates and judgments.

•

Received the required communications from PricewaterhouseCoopers, LLP that disclose all relationships that may reasonably be thought to bear on its independence and to confirm its independence. Based on these communications, the Audit Committee discussed with PricewaterhouseCoopers, LLP its independence from Cigna.

•

Discussed with each of Cigna’s Chief Executive Officer and Chief Financial Officer their required certifications contained in Cigna’s Annual Report on Form 10-K for the year ended December 31, 2011.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 72

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Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited consolidated financial statements be included in Cigna’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Audit Committee:

Donna F. Zarcone, Chairman

Eric J. Foss

Jane E. Henney, M.D.

John M. Partridge

Eric C. Wiseman

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 73

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INFORMATION ABOUT ITEM 4.

APPROVAL OF AMENDED AND RESTATED CIGNA EXECUTIVE INCENTIVE PLAN

Cigna’s shareholders last approved the Cigna Executive Incentive Plan at the 2007 annual meeting. Cigna is seeking shareholder approval of the Cigna Executive Incentive Plan (Amended and Restated as of January 1, 2012) (EIP) so that awards under the EIP may continue to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (Section 162(m)).

Subject to certain exceptions, Section 162(m) limits to $1 million the federal income tax deduction for annual compensation to each of the CEO and the next three highest paid executive officers other than the CFO. Performance-based compensation is exempt from this Section 162(m) limit. To continue to qualify as “performance-based compensation” under Section 162(m), Cigna’s shareholders must re-approve the Executive Incentive Plan at least every five years.

On February 22, 2012, the People Resources Committee (PRC) approved the EIP in the form included in Appendix B of this proxy statement, subject to its approval by shareholders at the Annual Meeting. No changes have been made to the maximum award limits or other material provisions of the plan that were approved by shareholders in 2007. If Cigna’s shareholders re-approve the EIP, Cigna expects to continue to utilize the plan for annual incentive awards to executive officers as long as the performance-based compensation exception to Section 162(m) continues to apply.

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the Amended and Restated Cigna Executive Incentive Plan.

The following is a summary of the EIP. A copy of the EIP is attached as Appendix B to this proxy statement.

Purpose

The purpose of the EIP is to provide for annual incentive bonuses to our executive officers that qualify as “performance-based compensation” under Sections 162(m) and 409A of the Internal Revenue Code.

Eligibility

Eligibility is limited to executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended), and therefore, approximately nine individuals are eligible to participate in the EIP. The PRC in its discretion may designate any executive officer as a participant in the EIP for a performance period, which is the calendar year unless the PRC specifies another period. Except for some leaves of absence and termination of employment on account of retirement, death or disability, a participant must be continuously employed by Cigna from the beginning of the performance period to the date of payment of the award to be eligible to receive an award.

Performance Objectives

Under the EIP, generally within 90 days of the beginning of a performance period, the PRC must establish performance objectives for the period, using one or more of the following performance measures:

•

earnings (total or per share)

•

growth in net income or income from selected businesses (total or per share)

•

net income (total or per share)

•

pre-tax income or growth in pre-tax income from selected businesses (total or per share)

•

income

•

profit margins

•

revenues

•

growth in premiums and fees

•

revenue growth

•

premiums and fees

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•

membership

•

membership growth

•

change in market share

•

book value

•

market share

•

economic value added

•

market value added

•

cash flow

•

expense ratios

•

change in cash flow

•

other expense management measures

•

medical loss ratio

•

ratio of claims or loss costs to revenues

•

satisfaction — customer, provider, or employee

•

accuracy of claim processing or other measures of operational effectiveness

•

productivity ratios or other measures of operating efficiency

•

service quality

•

total shareholder return

•

stock price

•

change in stock price

•

market capitalization

•

change in market capitalization

•

return on market value

•

shareholder equity (total per share)

•

return on equity

•

assets

•

return on assets

•

capital

•

return on capital

•

growth in net income (total or per share)

The PRC may specify any reasonable definition of the performance measures it uses. The definitions may provide for reasonable adjustments and may include or exclude items, such as:

•

realized investment gains and losses;

•

special items identified in the Company’s reporting;

•

extraordinary, unusual or nonrecurring items;

•

effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve strengthening or financing activities;

•

expenses for restructuring or productivity initiatives; or

•

other non-operating items.

The performance objectives may be:

•

for the Company as a whole or for one or more of its subsidiaries, business units or lines of business, or any combination thereof;

•

absolute or comparative to that of a peer group or a specified index, or any combination thereof; and

•

different for particular performance periods or participants.

For a description of how the PRC determined the performance objectives under the EIP for 2011, see Executive Incentive Plan and Section 162(m) Considerations on page 38.

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Limits on Awards

Participants will be eligible to receive an award under the EIP only if the PRC has certified in writing that the performance objectives have been met. The maximum award for each participant for a performance period will consist of:

•

cash in the amount of $3 million; and

•

in lieu of additional cash, 225,000 shares of common stock to be paid under Cigna’s Long-Term Incentive Plan.

These maximum award limits are the same as the EIP award limits approved by shareholders in April 2007. The share limit figure was updated from 75,000 shares to 225,000 shares to reflect Cigna’s three-for-one stock split effective June 4, 2007.

The PRC has sole and absolute discretion to reduce or eliminate entirely the award to one or more participants.

Deferrals of Awards

Cigna will pay the awards on or before March 15, but no earlier than January 1, of the calendar year following the close of the performance period. A participant may also voluntarily defer receipt of an award.

Amendments and Termination

The PRC or the Board of Directors may amend or terminate the EIP at any time. However, an amendment will not be effective without the prior approval of shareholders if their approval is necessary to continue to qualify the awards as “performance-based compensation” under Section 162(m) or is otherwise required by any other applicable law, rule or regulation. The EIP provides for appropriate adjustments in the number of shares awardable under the EIP upon a stock dividend, stock split or other subdivision or combination of Cigna’s common stock, as well as in the number and/or kind of shares awardable under the EIP following a merger, reorganization or other similar event.

New Plan Benefits

The amounts awarded in 2013 under the EIP for the 2012 performance period will be based on actual performance during 2012, so amounts payable cannot yet be determined. The bonuses that were paid in March 2012 for the 2011 performance period to each of the named executive officers under the prior EIP are included in the “non-equity incentive plan compensation” and “stock awards’’ columns of the Summary Compensation Table on page 46 of this proxy statement. The total dollar value paid under the prior EIP for all executive officers in March 2012 for 2011 performance was approximately $7.1 million.

Equity Compensation Plans

The following table presents information regarding Cigna’s equity compensation plans as of December 31, 2011:

Plan Category	Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights (a)(1)	Weighted Average Exercise Price Per Share Of Outstanding Options, Warrants And Rights (b)(2)	Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)) (c)(3)
Equity Compensation Plans Approved by Security Holders	11,480,832	$33.92	12,184,049
Equity Compensation Plans Not Approved by Security Holders	-	-	-
TOTAL	11,480,832	$33.92	12,184,049

(1) In addition to outstanding options, includes 116,694 restricted stock units, 82,791 deferred shares, 32,315 director deferred share units that settle in shares, and 1,667,702 SPSs, which are reported at the maximum 200% payout rate.

(2) The weighted-average exercise price is based only on outstanding options.

(3) Includes 437,931 shares of common stock available as of the close of business December 31, 2011 for future issuance under the Cigna Directors Equity Plan; and 8,212,760 shares of common stock available as of the close of business on December 31, 2011 for future issuance under the Cigna Long-Term Incentive Plan as shares of restricted stock, strategic performance shares, shares in payment of dividend equivalent rights, shares in lieu of cash payable under a Qualifying Plan, or shares in payment of SPUs.

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INFORMATION ABOUT ITEM 5.

PROPOSAL TO AMEND BY-LAWS TO PROVIDE FOR THE DECLASSIFICATION OF THE BOARD OF DIRECTORS

Proposed Amendment

The Board of Directors is submitting for consideration by shareholders an amendment to the Company’s By-Laws (By-Laws) to provide for the phased elimination of the Company’s classified board structure (Proposed Amendment).

The Company’s current By-Laws divide the Board of Directors into three classes that are elected by class for three-year terms. The text of the Proposed Amendment, which would replace Article III, Section 2 of the Company’s By-Laws, is attached as Appendix C to this proxy statement. If the Proposed Amendment is adopted, beginning in 2013, directors whose terms expire will stand for election for one-year terms, as further described under “Impact on Future Elections” below.

Background of Proposal

The Board and its Corporate Governance Committee (CGC) regularly review Cigna’s governance structure, including the classified board, considering both the general governance environment as well as the Company’s particular circumstances, to ensure that the Company maintains a structure that is in the best interest of its shareholders.

In evaluating the classified board structure, Cigna’s Board and its CGC have considered arguments on both sides of the issue, including the increasing number of companies that provide for annual election of directors and shareholder demand for director accountability through annual elections. After considering both environmental and company-specific factors, the Board continues to believe that the classified board structure has been and remains in the best interests of the Company and its shareholders, particularly in light of the current economic environment and stock market volatility. Additional factors that have influenced the Board’s decision include:

•

the elimination of broker discretionary voting in director elections;

•

increased influence of large investors focused on short-term objectives;

•

increased reliance on proxy advisory firms’ voting recommendations; and

•

the importance of assembling and maintaining a well-rounded, diverse, and collegial board.

In recognition that there are different perspectives on this issue, however, the Board has determined that it is advisable, and in the best interest of shareholders, to submit the Proposed Amendment for consideration at this year’s Annual Meeting.

Required Vote

For the Proposed Amendment to become effective, this proposal must receive the affirmative vote of at least 80% of the outstanding shares entitled to vote at the meeting. If the proposal is approved by the required shareholder vote, the Board will amend the Company’s By-Laws as set forth in Appendix C. If the Proposed Amendment does not receive this level of shareholder approval, the Board will consider the voting results in its annual review of the Company’s governance structure and determine whether further action on this issue is appropriate in light of all factors.

Impact on Future Elections

If the Proposed Amendment is adopted, the directors standing for election at the 2013 annual meeting (currently expected to be Mr. Cordani, Mr. Harris, Dr. Henney and Ms. Zarcone) will stand for election for a one-year term expiring at the 2014 annual meeting, and they and their successors would stand for one-year terms thereafter.

The adoption of the Proposed Amendment would not shorten the terms to which our shareholders have previously elected directors. This means that the Board’s other directors (who would not stand for election at the 2013 annual meeting) will continue to hold office until the end of the terms for which they were elected, and they and their successors will stand for one-year terms thereafter.

Accordingly, directors elected at this year’s Annual Meeting will serve for a three-year term expiring at the annual meeting in 2015, and directors currently serving terms that end at the annual meeting in 2013 and 2014 will continue to serve for such terms. If the Proposed Amendment is approved, all directors will be elected on an annual basis beginning with the 2015 annual meeting. In all cases, each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal, and vacancies that occur during the year will be filled by the Board to serve until the next annual meeting.

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The Board of Directors makes no recommendation either FOR or AGAINST the proposal to adopt the Proposed Amendment and encourages all shareholders to vote as they believe appropriate.

STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table provides information as of January 31, 2012 regarding the amount of Cigna common stock beneficially owned by each director, nominee and executive officer named in the Summary Compensation Table (named executive officers) and the amount of Cigna common stock beneficially owned by the directors, nominees and named executive officers as a group. In general, “beneficial ownership” includes those shares a director, nominee or executive officer has the power to vote or transfer (even if another person is the record owner), and stock options that are exercisable as of January 31, 2012 or that become exercisable within 60 days.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Directors and Nominees (2)
Isaiah Harris, Jr.	-	*
Eric J. Foss	1,302	*
Jane E. Henney, M.D.	-	*
Roman Martinez, IV	5,388	*
John M. Partridge	4,760	*
James E. Rogers	-	*
Joseph P. Sullivan	-	*
Eric C. Wiseman	-	*
Donna F. Zarcone	2,000	*
William D. Zollars	-	*
Named Executive Officers (3)
David M. Cordani	892,623	*
Ralph J. Nicoletti	5,940	*
Thomas A. McCarthy	133,408	*
Nicole S. Jones	6,479	*
John M. Murabito	243,533	*
Matthew G. Manders	128,837	*
Bertram L. Scott	4,714	*
Carol Ann Petren	161,918	*
All Directors, Nominees and Executive Officers as a group including those named above (22 Persons)	2,171,338	0.8%

* Indicates less than 1% of common stock outstanding.

(1) Includes, in addition to wholly-owned shares:

•

shares of restricted common stock in the amount of 5,940 for Mr. Nicoletti; 13,926 for Mr. McCarthy; 5,166 for Ms. Jones; 39,633 for Mr. Murabito; and 32,115 for Mr. Manders;

•

shares acquirable within 60 days of January 31, 2012 by exercising vested stock options in the amount of 722,750 for Mr. Cordani; 100,699 for Mr. McCarthy; 121,698 for Mr. Murabito; 78,087 for Mr. Manders; 142,012 for Ms. Petren; and an aggregate of 307,251 for other executive officers;

•

holdings in Cigna Stock Funds of 401(k) Plans in the amount of 1,637 for Mr. Cordani; 1,167 for Mr. McCarthy; 1,313 for Ms. Jones; and 2,869 for Mr. Murabito; and

•

deferred stock units to be settled in common stock within 60 days of January 31, 2012 in the amount of 2,388 each for Messrs. Martinez and Partridge.

(2) The amounts reflected in the table do not include restricted share equivalents, deferred stock units or hypothetical shares of Cigna stock; a more comprehensive representation of directors’ equity-based holdings is presented in the Director Stock Ownership Table on page 28.

(3) Includes Mr. McCarthy, who served as acting CFO during 2011, and Mr. Scott and Ms. Petren, who were no longer with the Company at the end of 2011.

Additional Information about Stock Held by Directors and Executive Officers

Directors, nominees, and named executive officers as a group beneficially own approximately 0.8% of the outstanding common stock. These beneficial ownership percentages do not include any common stock equivalents and are based on 286,517,042 shares of common stock outstanding on January 31, 2012.

On January 31, 2012, the Cigna Stock Funds of Cigna’s two 401(k) plans for employees held a total of 7,566,514 shares, or approximately 2.6% of the outstanding common stock on that date. A Cigna management advisory committee determines how the shares held in the Cigna Stock Funds will be voted only to the extent the plan’s individual participants do not give voting instructions.

The directors and named executive officers control the voting and investment of all shares of common stock they own beneficially.

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Largest Security Holders

This table provides information about a shareholder that filed a Schedule 13G indicating that it beneficially owned more than five percent of Cigna’s common stock as of December 31, 2011. We prepared the table using information from the Schedule 13G filing made by the beneficial owner. The percent of class reported in the table below is based on 286,517,042 shares of Cigna common stock outstanding as of January 31, 2012.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of 12/31/2011	Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	19,368,396	6.8%

BlackRock, Inc. reported on an amendment to a Schedule 13-G on February 13, 2012 with the Securities and Exchange Commission that it held these shares as a parent holding company or control person. BlackRock, Inc. reported that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock of Cigna Corporation. BlackRock, Inc. has sole power to vote or direct the disposition of any of these shares. BlackRock, Inc. reported to the Securities and Exchange Commission that it acquired these shares in the ordinary course of business with no intention of influencing control of Cigna.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Cigna directors and executive officers are required to file reports of their holdings and transactions in Cigna securities with the Securities and Exchange Commission. Based on our records and representations from our executive officers and directors, the Company believes that all reports due in 2011 were timely filed.

HOUSEHOLDING

If you and other residents at your mailing address own shares of Cigna stock in “street name,” your broker or bank should have notified you that your household will receive only one proxy statement and annual report or one Notice of Internet Availability of Proxy Materials for each company in which you hold stock through that broker or bank. This practice is known as “householding.” Unless you responded that you did not want to participate in “householding,” you were deemed to have consented to the process. Your broker or bank will send one copy of our proxy statement and annual report or one copy of our Notice of Internet Availability of Proxy Materials to your address. Each shareholder who receives a paper copy of the proxy statement and annual report will continue to receive a separate proxy card or voting instruction card. Householding benefits both you and Cigna because it reduces the volume of duplicate information received at your household and helps Cigna reduce expenses and conserve natural resources.

If you would like to receive your own set of Cigna’s annual report and proxy statement or your own Notice of Internet Availability of Proxy Materials in the future, or if you share an address with another Cigna shareholder and together both of you would like to receive only a single set of Cigna annual disclosure documents or Notice of Internet Availability of Proxy Materials, please contact Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at (800) 542-1061. The request must be made by each person in the household. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding will be effective 30 days following its receipt.

If you did not receive an individual copy of this year’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, we will promptly send a copy to you if you address a written request to Cigna Corporation, Shareholder Services, 1601 Chestnut Street, Philadelphia, PA 19192-1550 or call (215) 761-3516.

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2013 ANNUAL MEETING

The 2013 annual meeting will be held Wednesday, April 24, 2013, at a time and location to be announced later. The Board may change this date in its discretion.

ABOUT SHAREHOLDER PROPOSALS AND NOMINATIONS FOR OUR 2013 ANNUAL MEETING

If you intend to submit a proposal to be included in next year’s proxy statement pursuant to Securities and Exchange Commission Rule 14a-8, it must be received by the Corporate Secretary on November 16, 2012. Submitting a shareholder proposal does not guarantee that Cigna will include the proposal in its proxy statement if the proposal does not satisfy the standards set forth in the rules of the Securities and Exchange Commission.

If you want to present your proposal at the 2013 annual meeting, but are not proposing it pursuant to Securities and Exchange Commission Rule 14a-8, your proposal must be received by the Corporate Secretary by the close of business on January 25, 2013 and must satisfy the requirements set forth in Article II, Section 12 of Cigna’s By-laws. Any shareholder who wishes to introduce a proposal should consult Cigna’s By-laws.

If you would like to nominate a candidate for director at the 2013 annual meeting, you must notify the Corporate Secretary by the close of business on January 25, 2013. The notice must include certain information, specified in Cigna’s By-laws, about you and your nominee(s). If you would like to make suggestions for Board nominees to the CGC, those suggestions should be submitted by Monday, October 1, 2012 to ensure consideration by the CGC for the 2013 annual meeting.

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APPENDIX A  SURVEY DATA FOR EXECUTIVE VICE PRESIDENT, HUMAN RESOURCES AND SERVICES (USED AS PRIMARY MARKET REFERENCE FOR TARGET AND ACTUAL COMPENSATION)

Salary Survey	Benchmarks	Participants
Aon Hewitt U.S. TCM Financial Services Executive Total Compensation	Administration

The survey includes Financial Services companies, representing primarily the insurance sector. Participants include, but are not limited to, Aetna, Allstate, Blue Cross & Blue Shield of Florida, Blue Cross & Blue Shield of Arizona, CareFirst, Humana, Hartford, Kaiser Permanente, MetLife, Nationwide, Protective Life, State Farm, Travelers, UnitedHealth Group and WellPoint.

Aon Hewitt U.S. TCM General Industry Executive Total Compensation	Human Resources

This survey provides total compensation data for General Industry and Retail executives in organizations with corporate revenues between $10 and $20 Billion including Baxter International, Bristol-Myers Squibb, Eastman Kodak, General Mills, ITT, Marriott, J.C. Penney, Navistar, Nintendo, Time Warner, Tyco Electronics, Viacom and Yum!Brands.

Mercer US Global Premium Executive Remuneration Suite - Fortune 500 Organizations	Top Human Resources Management Executive

Fortune 500 Health and Medical insurance participants include Aetna, AFLAC, Amerigroup, Coventry Health Care, Health Net, Humana, Molena Healthcare, Nationwide, Principal Financial, UnitedHealth Group, Wellcare and WellPoint.

Mercer US Global Premium Executive Remuneration Suite - Fortune 500 Organizations	Top Administrative Executive

Participants represent Fortune 500 Corporations and those publicly traded organizations. Participants include, but are not limited to, ADP, Colgate Palmolive, CVS/Caremark, Gap, International Paper, Kellogg, Kimberly Clark, Marriott, RR Donnelly, Sara Lee, Staples, Textron, Walt Disney, Waste Management and Whirlpool.

Pearl Meyer & Partners Executive and Senior Management Total Compensation Survey	Top Human Resources Executive

Participants with Global Corporate Revenues greater than $10 Billon include, but are not limited to, Aetna, AT&T, Bristol-Myers Squibb, Comcast, CVS/Caremark, EMC Corporation, General Motors, Hewitt Packard, IBM, Liberty Mutual, Macy’s, Microsoft, Motorola, Northwestern Mutual, SunTrust Bank, TJX Companies, USAA, Viacom and Xerox.

Towers Watson CDB General Industry Executive	Top Administration Executive (Major Functions)

The CDB Executive Database includes over 800 participants across all industries. Participants with Global Corporate Revenues between $10 and $20 Billon include, but are not limited to, Alcoa, ARAMARK, Bristol-Myers Squibb, CSX, General Mills, Kimberly-Clark Kellogg, Marriott, RR Donnelly, Time Warner, Whirlpool, Union Pacific, Viacom and Yum!Brands.

Towers Watson CDB General Industry Executive	Top Human Resources Executive

The CDB Executive Database includes over 800 participants across all industries. Participants with Global Corporate Revenues between $10 and $20 Billon include, but are not limited to, Alcoa, ARAMARK, Bristol-Myers Squibb, CSX, General Mills, Kellogg, Kimberly-Clark, Marriott, RR Donnelly, Time Warner, Union Pacific, Viacom, Whirlpool and Yum!Brands.

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APPENDIX B  EXECUTIVE INCENTIVE PLAN

Cigna Executive Incentive Plan

(Amended and Restated as of January 1, 2012)

Article 1 Statement of Purpose

The Cigna Executive Incentive Plan is intended to provide for annual incentive bonuses to executive officers of the Company that qualify as performance-based compensation under Sections 162(m) and 409A of the Internal Revenue Code.

Article 2 Definitions

The terms used in this Plan include the feminine as well as the masculine gender and the plural as well as the singular, as the context in which they are used requires. The following terms, unless the context requires otherwise, are defined as follows:

2.1

“Award” means the incentive compensation determined by the Committee under Section 4.3 of the Plan.

2.2

“Board” means the Cigna board of directors.

2.3

“Cigna” means Cigna Corporation, a Delaware corporation, or any successor.

2.4

“Cigna LTIP” means the Cigna Long-Term Incentive Plan, or any successor plan under which grants of Common Stock are authorized.

2.5

“Code” means the Internal Revenue Code of 1986, as amended.

2.6

“Committee” means the People Resources Committee of the Board or any successor committee with responsibility for employee compensation, or any subcommittee, as long as the number of Committee members and their qualifications shall at all times be sufficient to meet the requirements for “outside directors” under Section 162(m), as in effect from time to time.

2.7

“Common Stock” means Cigna common stock other than Restricted Stock.

2.8

“Company” means Cigna and/or its Subsidiaries.

2.9

“Deferred Compensation Plan” means the Cigna Deferred Compensation Plan of 2005, a similar or successor plan, or other arrangement for the deferral of compensation specified by the Committee that satisfies the requirements of Section 409A.

2.10

“Disability” means permanent and total disability as defined in Code Section 22(e)(3).

2.11

“Employer” means the Company that employs a Participant during a Performance Period.

2.12

“Executive Officer” means any Company employee who is an “executive officer” as defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934.

2.13

“Participant” means an employee described in Article 3 of the Plan.

2.14

“Peer Group” means a group of companies, selected by the Committee, whose financial performance is compared to Cigna Corporation’s.

2.15

“Performance Measures” means the measures to be used to assess the Company’s performance with respect to Awards under the Plan. The measures shall be one or more of the following: earnings (total or per share); net income (total or per share); growth in net income (total or per share); income from selected businesses (total or per share); growth in net income or income from selected businesses (total or per share); pre-tax income or growth in pre-tax income; profit margins; revenues; revenue growth; premiums and fees; growth in premiums and fees; membership; membership growth; market share; change in market share; book value; total shareholder return; stock price; change in stock price; market capitalization; change in market capitalization; return on market value; shareholder equity (total or per share); return on equity; assets; return on assets; capital; return on capital; economic value added; market value added; cash flow; change in cash flow; expense ratios or other expense management measures; medical loss ratio; ratio of claims or loss costs to revenues; satisfaction – customer, provider, or employee; service quality; productivity ratios or other measures of operating efficiency; and accuracy of claim processing or other measures of operational effectiveness. The Committee may specify any reasonable definition of the measures it uses. Such definitions may provide for reasonable adjustments to the measures and may include or exclude items, including but not limited to: realized investment gains and losses; special items identified in the company’s reporting; extraordinary, unusual or non-recurring items; effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve strengthening, or financing activities; expenses for restructuring or productivity initiatives; and other non-operating items.

2.16

“Performance Objectives” means the written objective performance goals applicable to performance conditions for Awards under the Plan. To the extent required by Code Section 162(m), the Performance Objectives shall be stated in terms of one or more Performance Measures. Performance Objectives may be for the Company as a whole, for one or more of its subsidiaries, business units, lines of business or for any combination of the foregoing and may be absolute or may require comparing the Company’s financial performance to that of a Peer Group or of a specified index or indices, or be based on a combination of the foregoing.

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2.17

“Performance Period” means a period for which an Award may be made as determined by the Committee in its discretion. Unless otherwise specified by the Committee, the Performance Period shall be a calendar year.

2.18

“Plan” means the Cigna Executive Incentive Plan (Amended and Restated as of January 1, 2012), as it may be amended from time to time. This Plan is deemed to be a Qualifying Plan under Section 9.1 of the Cigna LTIP.

2.19

“Restricted Stock” means Cigna common stock that is subject to restrictions on sale, transfer, or other alienation for a period specified by the Committee.

2.20

“Retirement” means a Termination of Employment, after appropriate notice to the Company, (a) on or after a Participant has reached age 55 and attained at least five years of service (as determined under the elapsed time service counting rules applied by the Company to determine an employee’s total period of Company service using an adjusted service date), or (b) upon such terms and conditions approved by the Committee, or officers of the Company designated by the Board or the Committee.

2.21

“SEC” means the Securities and Exchange Commission.

2.22

“Section 162(m)” means Code Section 162(m).

2.23

“Section 409A” means Code Section 409A.

2.24

“Subsidiary” means any corporation of which more than 50% of the total combined voting power of all classes of stock entitled to vote, or other equity interest, is directly or indirectly owned by Cigna; or a partnership, joint venture or other unincorporated entity of which more than a 50% interest in the capital, equity or profits is directly or indirectly owned by CIGNA; provided that such corporation, partnership, joint venture or other unincorporated entity is included in the Company’s consolidated financial statements under generally accepted accounting principles.

2.25

“Termination of Employment” means (a) the termination of the Participant’s active employment relationship with the Company, unless otherwise expressly provided by the Committee, or (b) the occurrence of a transaction by which the Participant’s employing Company ceases to be a Subsidiary.

Article 3 Participation

The Committee may, in its discretion, designate any Executive Officer as a Participant in the Plan for a Performance Period. An Executive Officer designated as a Participant shall continue to be a Participant until any Award he may receive has been paid or forfeited under the terms of the Plan.

Article 4 Incentive Awards

4.1

Objective Performance Goals. The Committee shall establish Performance Objectives for a Performance Period not later than 90 days after the beginning of the Performance Period or by some other date required or permitted under Section 162(m). The Performance Objectives need not be the same for different Performance Periods and for any Performance Period may be stated separately for one or more of the Participants, collectively for the entire group of Participants, or in any combination of the two.

4.2

Performance Evaluation. Within a reasonable time after the close of a Performance Period, the Committee shall determine whether the Performance Objectives established for that Performance Period have been met. If the Performance Objectives established by the Committee have been met, the Committee shall so certify in writing to the extent required by Code Section 162(m).

4.3

Award. If the Committee has made the written certification under Section 4.2 for a Performance Period, each Participant to whom the certification applies shall be eligible for an Award for that Performance Period. The maximum Award for each such Participant shall consist of (a) cash in the amount of $3 million and (b) in lieu of additional cash, 225,000 shares of Common Stock to be paid under Article 9 of the Cigna LTIP. For any Performance Period, however, the Committee shall have the sole and absolute discretion to reduce the amount of, or eliminate entirely, the Award to one or more of the Participants. Payment of all or part of an Award in Common Stock shall be made under and subject to the terms and conditions of the Cigna LTIP and the applicable grant. In the event of a stock dividend, stock split, or other subdivision or combination of the Common Stock, the number of shares of Common Stock that a Participant may receive as an Award under the Plan will be adjusted accordingly. If the outstanding shares of Common Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of Cigna or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination, the Committee shall make an appropriate adjustment in the number and/or kind of shares that may be awarded under this Plan.

4.4

Payment of the Award.

(a)

Payment of an Award in the form of cash or Common Stock shall be made on or before March 15, but no earlier than January 1, of the calendar year following the close of the Performance Period. Cigna Corporation shall issue and deposit any Award in the form of Common Stock into the stock account maintained for the Participant under the Cigna LTIP.

(b)

The Participant may, in accordance with Section 409A, voluntarily defer receipt of an Award in the form of cash or Common Stock under the terms of the Deferred Compensation Plan.

(c)

The Employer shall have the right to deduct from any cash Award any applicable Federal, state and local income and employment taxes and any other amounts that the Employer is required to deduct. Deductions from an Award in the form of Common Stock shall be governed by Section 15.6 of the Cigna LTIP and the terms of the Award.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 84

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4.5

Eligibility for Payments.

(a)

Except as otherwise provided in this Section 4.5, a Participant shall be eligible to receive an Award for a Performance Period only if the Participant is employed by the Company continuously from the beginning of the Performance Period to the date of payment of the Award.

(b)

Under paragraph 4.5(a), a leave of absence that lasts less than three months and that is approved in accordance with applicable Company policies is not a break in continuous employment. In the case of a leave of absence of three months or longer, the Committee shall determine whether the leave of absence constitutes a break in continuous employment.

(c)

If a Participant’s Termination of Employment occurs after the end of a Performance Period but before the Committee pays an Award under Section 4.3, and the Termination of Employment is on account of Retirement, death or Disability, the Committee shall determine whether to make an Award to or on behalf of the Participant under Section 4.3.

Article 5 Administration

5.1

General Administration. The Plan is to be administered by the Committee, subject to such requirements for review and approval by the Board as the Board may establish. Subject to the terms and conditions of the Plan, the Committee is authorized and empowered in its sole discretion to select Participants and to make Awards in such amounts and upon such terms and conditions as it shall determine.

5.2

Administrative Rules. The Committee shall have full power and authority to adopt, amend and rescind administrative guidelines, rules and regulations pertaining to this Plan and to interpret the Plan and rule on any questions respecting any of its provisions, terms and conditions.

5.3

Committee Members Not Eligible. No member of the Committee shall be eligible to participate in this Plan.

5.4

Decisions Binding. All decisions of the Committee concerning this Plan shall be binding on Cigna and its Subsidiaries and their respective boards of directors, and on all Participants and other persons claiming rights under the Plan.

5.5

Section 162(m); Shareholder Approval. Awards under this Plan are intended to satisfy the applicable requirements for the performance-based compensation exception under Section 162(m). It is intended that the Plan be administered, interpreted and construed so that Award payments remain tax deductible to the Company. Any Awards under this Plan shall be contingent upon shareholder approval of the Plan in accordance with Section 162(m) and applicable Treasury regulations.

Article 6 Amendments; Termination

The Plan may be amended or terminated by the Board or Committee. All amendments to this Plan, including an amendment to terminate the Plan, shall be in writing. An amendment shall not be effective without the prior approval of the shareholders of Cigna Corporation if such approval is necessary to continue to qualify Awards as performance-based compensation under Section 162(m), or otherwise under Internal Revenue Service or SEC regulations, the rules of the New York Stock Exchange or any other applicable law or regulations. Unless otherwise expressly provided by the Board or Committee, no amendment to this Plan shall apply to Awards made before the effective date of the amendment. A Participant’s rights with respect to any Awards made to him may not be abridged by any amendment, modification or termination of the Plan without his individual consent.

Article 7 Other Provisions

7.1

Duration of the Plan. The Plan shall apply to Awards for Performance Periods beginning after December 31, 2011 and shall remain in effect until all Awards made under this Plan have been paid or forfeited under the terms of this Plan, and all Performance Periods related to Awards made under the Plan have expired.

7.2

Awards Not Assignable. No Award, or any right thereto, shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution. Any other attempted assignment or alienation shall be void and of no force or effect.

7.3

Participant’s Rights. The right of any Participant to receive any Award payments under the provisions of the Plan shall be an unsecured claim against the general assets of the Employer. The Plan shall not create, nor be construed in any manner as having created, any right by a Participant to any Award for a Performance Period because of a Participant’s participation in the Plan for any prior Performance Period, or because the Committee has made a written certification under Section 4.2 of the Plan for the Performance Period.

7.4

Termination of Employment. Cigna and each Subsidiary retain the right to terminate the employment of any employee at any time for any reason or no reason, and an Award is not, and shall not be construed in any manner to be, a waiver of such right.

7.5

Successors. Any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of Cigna’s business or assets, shall assume Cigna’s liabilities under this Plan and perform any duties and responsibilities in the same manner and to the same extent that Cigna would be required to perform if no such succession had taken place.

7.6

References. All statutory and regulatory references in this Plan include successor provisions.

7.7

Controlling Law. This Plan shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, without regard to Pennsylvania conflict of law rules, to the extent not preempted by federal law, which shall otherwise control.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 85

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APPENDIX C  PROPOSED AMENDMENT OF ARTICLE III, SECTION 2 OF THE COMPANY’S BY-LAWS

SECTION 2. Number, Qualifications, Election and Term of Office. The Board of Directors shall consist of not less than 8 nor more than 16 directors. The number of directors may be fixed, from time to time, by the affirmative vote of a majority of the entire Board of Directors. Any decrease in the number of directors shall be effective at the time of the next succeeding annual meeting of shareholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. Directors need not be shareholders. ~~The directors (other than members of the initial Board of Directors) shall be divided into three classes which shall be divided as evenly as practicable with respect to the number of members of each class; the term of office of those of the first class to expire at the annual meeting commencing in April, 1983; of the second class one year thereafter; of the third class two years thereafter; and at each annual election held after such classification and election, directors shall be chosen by class for a term of three years, or for such shorter term as the shareholders may specify to complete the unexpired term of a predecessor, or to preserve the division of the directors into classes as provided herein.~~ The directors whose terms expire at the 2013 annual meeting of shareholders (or such directors’ successors) shall be elected to hold office for a one-year term expiring at the 2014 annual meeting of shareholders; the directors whose terms expire at the 2014 annual meeting of shareholders (or such directors’ successors) shall be elected to hold office for a one-year term expiring at the 2015 annual meeting of shareholders; and the directors whose terms expire at the 2015 annual meeting of shareholders shall be elected to hold office for a one-year term expiring at the next annual meeting of shareholders. Thereafter, the classification of the Board of Directors shall cease and all directors shall be elected to hold office for one-year terms. Each director shall hold office until his or her successor shall have been elected and qualified, or until death, or until such director shall have resigned, or shall have been removed, as hereinafter provided in these By-Laws.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 86

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DRIVING DIRECTIONS FOR THE ANNUAL MEETING

The Bushnell Performing Arts Center, Autorino Great Hall Theater

166 Capitol Avenue

Hartford, Connecticut 06106

Driving Directions

The Bushnell is located at 166 Capitol Avenue in Hartford, Connecticut.

FROM I-91 NORTH AND SOUTHBOUND:

Take Capitol Area Exit 29A. Go straight to the rotary. Go halfway around rotary, and bear right onto Elm Street. Take first left onto West Street. Take right onto Capitol Avenue. The Bushnell is one block on the right.

FROM I-84 EASTBOUND:

Take Capitol Avenue/Asylum Street Exit 48B. Bear right for Capitol Avenue. At light, turn left onto Capitol Avenue. The Bushnell is one block down on the left.

FROM I-84 WESTBOUND:

Take exit 50, Main Street. At 2nd traffic light, make left onto Main Street. At 10th traffic light, make right onto Capitol Avenue. The Bushnell is three blocks down on the right.

CIGNA – 2012 Notice of Annual Meeting of Shareholders and Proxy Statement – 87

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

INTERNET
http://www.proxyvoting.com/ci
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

http://www.proxyvoting.com/ci
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO# 19692   Fulfillment# 20394

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example ☒

This proxy, when properly marked, signed, dated and returned, will be voted in the manner indicated below by the shareholder and in the discretion of the proxies upon such other matters as may properly come before the meeting. IF THIS PROXY CARD IS SIGNED AND RETURNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" Items 1, 2, 3 and 4, and not voted with respect to Item 5.

1. Election of Directors- to elect four directors for terms expiring in 2013.

	FOR	AGAINST	ABSTAIN
1.1 John M. Partridge	☐	☐	☐
1.2 James E. Rogers	☐	☐	☐
1.3 Joseph P. Sullivan	☐	☐	☐
1.4 Eric C. Wiseman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Advisory approval of Cigna's executive compensation.	☐	☐	☐
3. Ratification of appointment of PricewaterhouseCoopers, LLP as Cigna's independent registered public accounting firm for 2012.	☐	☐	☐
4. Approval of the Amended and Restated Cigna Executive Incentive Plan.	☐	☐	☐
5. Amendment of the By-laws to provide for declassification of the Board of Directors.	☐	☐	☐

Voting instructions for positions held in the Cigna 401(k) Plan and the Cigna Health Management 401(k) Performance Sharing Plan will be kept confidential.

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Please sign your name exactly as it appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.
If you plan to attend the Annual Meeting, please bring the admission ticket printed on the reverse side.

Signature ______________________ Signature ______________________ Date ______________

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